MONY SERIES FUND, INC.
                                  1740 BROADWAY
                               NEW YORK, NY 10019
                       ___________________________________

                            IMPORTANT PROXY MATERIALS
                  PLEASE PROVIDE YOUR VOTING INSTRUCTIONS NOW!

                                  JUNE 8, 2004
                       ___________________________________

Dear Contractholder:

We are inviting you to vote on certain proposals relating to the management and operation of the portfolios of the MONY Series Fund, Inc. (each, a "MONY Portfolio" and collectively, the "MONY Portfolios") used to provide you benefits under your annuity contract and/or life insurance policy (each, a "Contract" and collectively, the "Contracts") issued by MONY Life Insurance Company ("MONY Life") or its affiliate, MONY Life Insurance Company of America ("MONY America"). A shareholder meeting of your MONY Portfolio and other Portfolios of the MONY Series Fund, Inc. (the "MONY Fund") is scheduled for July 8, 2004. This package contains information about the proposals and includes materials you will need to provide your voting instructions.

On September 17, 2003, AXA Financial, Inc. ("AXA Financial"), AIMA Acquisition Co. and The MONY Group Inc. ("MONY") entered into an Agreement and Plan of Merger providing for the acquisition of MONY by AXA Financial ("AXA/MONY Merger"). The AXA/MONY Merger was approved by MONY's shareholders on May 18, 2004. MONY is the parent company of MONY America, MONY Life, MONY Capital Management, Inc. ("MONY Capital") and Boston Advisors, Inc. ("Boston Advisors). MONY America is the investment adviser to each MONY Portfolio. MONY Life provides certain services to MONY America to assist MONY America in managing the MONY Fund. MONY Capital is the investment sub-adviser to the Intermediate Term Bond, Long Term Bond, Government Securities and Money Market Portfolios ("MONY Income Portfolios") of the MONY Fund. Boston Advisors is the investment sub-adviser to the Equity Income, Equity Growth and Diversified Portfolios ("MONY Equity Portfolios") of the MONY Fund.

When the merger is consummated, the investment advisory agreement between the MONY Fund, on behalf of each MONY Portfolio, and MONY America, and the services agreement between MONY America and MONY Life with respect to the MONY Fund, will automatically terminate. The sub-advisory agreements with respect to each MONY Portfolio also will automatically terminate. As a result, the shareholders of the MONY Portfolios are being asked to take the following actions:

o The shareholders of the MONY Portfolios are being asked to approve a new investment advisory agreement between the MONY Fund, on behalf of each MONY Portfolio, and MONY America.

o The shareholders of the MONY Portfolios also are being asked to approve a new services agreement between MONY America and MONY Life with respect to the MONY Fund.

o The shareholders of the MONY Income Portfolios and the MONY Equity Portfolios are being asked to approve new investment sub-advisory agreements with MONY Capital and Boston Advisors, respectively.

These approvals are necessary to ensure that the MONY Portfolios do not have to make other investment advisory arrangements after the consummation of the AXA/MONY Merger.

As part of an overall proposed restructuring of the MONY Portfolios that is expected to take place soon after the consummation of the AXA/MONY Merger, the shareholders of the MONY Portfolios also are being asked to take the following action:
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o  The  shareholders  of each MONY  Portfolio  are being  asked to  approve  the reorganization of their respective Portfolios into corresponding, newly created series of the EQ Advisors Trust ("EQ Trust"), a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial.

The primary purpose of this restructuring is to re-align the investment options currently offered by the MONY Fund within the EQ Trust product line. This re-alignment is intended to, among other things, create a larger and more diversified family of funds with increased potential for asset growth and the benefits of that growth resulting from economies of scale.

The Board of Directors of the MONY Fund (the "MONY Board") has approved each of these proposals and has recommended that the proposals be presented to you for consideration. Although the MONY Board has determined that the proposals are in your best interests, the final decision is yours. If approved by shareholders, the proposals will be effective only upon consummation of the AXA/MONY Merger.

To help you understand the proposals, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description of the proposals.

Please  read  the  enclosed   materials   carefully   and  provide  your  voting
instructions.

TO PROVIDE YOUR VOTING INSTRUCTIONS, YOU MAY USE ANY OF THE FOLLOWING METHODS:

      - BY MAIL. Please complete, date, and sign your voting instruction card before mailing it in the enclosed postage-paid envelope.

      - BY INTERNET. Have your voting instruction card available. Go to the Web site: www.proxyweb.com. Enter the 14 digit number from your voting instruction card. Follow the simple instructions found on the Web site.

      - BY TELEPHONE. Have your voting instruction card available. Call 1-888-221-0697 toll free. Enter the 14 digit number from your voting instruction card. Follow the simple instructions.

If you have any questions before submitting your voting instructions, please call us at 1-800-432-4320. We're glad to help you understand the proposals and assist you. Thank you for your participation.


                                    Sincerely,

                                    /s/ Kenneth M. Levine
                                    ---------------------------------------
                                    Kenneth M. Levine
                                    Chairman of the Board and President
                                    MONY Series Fund, Inc.

                                       ii
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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND GIVE VOTING INSTRUCTIONS ON THE
PROPOSALS

Please read the enclosed Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q.    WHAT IS HAPPENING?

A. The MONY Group Inc. ("MONY") has entered into an Agreement and Plan of Merger pursuant to which MONY will be acquired by AXA Financial, Inc. ("AXA Financial") ("AXA/MONY Merger"). The AXA/MONY Merger was approved by MONY's shareholders on May 18, 2004. MONY is the parent company of MONY Life Insurance Company of America ("MONY America"), the investment adviser to the MONY Series Fund, Inc. ("MONY Fund") and each of its portfolios (collectively, the "MONY Portfolios" and, individually, a "MONY Portfolio"). MONY is also the parent company of MONY Life Insurance Company ("MONY Life"), which provides certain services to MONY America to assist MONY America in managing the MONY Fund. In addition, MONY is the parent company of MONY Capital Management, Inc. ("MONY Capital"), the sub-adviser to the Intermediate Term Bond, Long Term Bond, Government Securities and Money Market Portfolios ("MONY Income Portfolios") of the MONY Fund, and Boston Advisors, Inc. ("Boston Advisors"), the sub-adviser to the Equity Income, Equity Growth and Diversified Portfolios ("MONY Equity Portfolios") of the MONY Fund.

      The consummation of the AXA/MONY Merger will result in an assignment of the investment advisory agreement between the MONY Fund and MONY America, with respect to each MONY Portfolio, and consequently, its termination. The services agreement between MONY America and MONY Life with respect to the MONY Fund and the sub-advisory agreements for the MONY Portfolios also will automatically terminate. As a result, you are being asked to take the following actions:

o The shareholders of the MONY Portfolios are being asked to approve a new investment advisory agreement between the MONY Fund, on behalf of each MONY Portfolio, and MONY America.

o The shareholders of the MONY Portfolios also are being asked to approve a new services agreement between MONY America and MONY Life with respect to the MONY Fund.

o In addition, the shareholders of the MONY Income Portfolios and the MONY Equity Portfolios are being asked to approve new investment sub-advisory agreements with MONY Capital and Boston Advisors, respectively.

      These approvals are necessary to ensure that the MONY Portfolios do not have to make other investment advisory arrangements after the consummation of the AXA/MONY Merger.

      As part of a proposed restructuring of the MONY Portfolios that is expected to take place after the AXA/MONY Merger, the shareholders of the MONY Portfolios also are being asked to take the following action:

      o The shareholders are being asked to approve the reorganization of their respective MONY Portfolios into corresponding, newly created series (collectively, the "EQ Portfolios" and, individually, an "EQ
         Portfolio") of the EQ Advisors Trust ("EQ Trust"), a registered investment company managed by The Equitable Life Assurance Society of the United States ("Equitable"), a subsidiary of AXA Financial.

      IT IS EXPECTED THAT THE REORGANIZATIONS OF THE MONY PORTFOLIOS INTO THE EQ PORTFOLIOS WILL TAKE PLACE SHORTLY AFTER THE AXA/MONY MERGER TAKES PLACE. AS A RESULT OF THESE REORGANIZATIONS, EQUITABLE RATHER THAN MONY AMERICA WILL SERVE AS THE INVESTMENT MANAGER OF THE PORTFOLIOS. HOWEVER, THE CURRENT INVESTMENT SUB-ADVISERS FOR THE MONY PORTFOLIOS WILL SERVE AS THE SUB-ADVISERS FOR THE CORRESPONDING EQ PORTFOLIOS IMMEDIATELY AFTER THE

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      REORGANIZATIONS  AND WILL CONTINUE TO BE  RESPONSIBLE  FOR THE  DAY-TO-DAY
      MANAGEMENT OF YOUR INVESTMENT.

      THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE MONY FUND AND MONY AMERICA, THE NEW SERVICES AGREEMENT BETWEEN MONY AMERICA AND MONY LIFE, AND THE NEW INVESTMENT SUB-ADVISORY AGREEMENTS WITH MONY CAPITAL AND BOSTON ADVISORS, EACH OF WHICH YOU ARE BEING ASKED TO APPROVE, WILL BE IN EFFECT ONLY FOR THE RELATIVELY SHORT PERIOD OF TIME BETWEEN THE CLOSING OF THE AXA/MONY MERGER AND THE CLOSING OF THE REORGANIZATIONS OF THE MONY PORTFOLIOS. HOWEVER, YOUR APPROVAL OF THE AGREEMENTS WITH MONY AMERICA, MONY LIFE, BOSTON ADVISORS AND MONY CAPITAL IS NECESSARY TO ENSURE THAT THE MONY FUND DOES NOT HAVE TO MAKE OTHER ARRANGEMENTS WITH THESE COMPANIES FOR INVESTMENT ADVISORY SERVICES DURING THAT PERIOD OF TIME.

Q. WHY AM I BEING ASKED TO APPROVE THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT, SERVICES AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS?

A. The Investment Company Act of 1940, which regulates investment companies such as the MONY Fund, requires a shareholder vote to approve a new investment advisory agreement following certain types of business transactions involving a change of control of the investment adviser, such as the AXA/MONY Merger. The new investment advisory agreement with MONY America is substantially identical to the existing advisory agreement. The new services agreement between MONY America and MONY Life with respect to the MONY Fund is substantially identical to the existing services agreement. The new investment sub-advisory agreements with MONY Capital and Boston Advisors are substantially identical to the corresponding existing sub-advisory agreements.

Q.    WHY AM I BEING ASKED TO VOTE ON THE PROPOSED REORGANIZATIONS?

A. As noted above, the reorganizations are part of a proposed restructuring of the MONY Portfolios that is expected to take place after the AXA/MONY Merger. The primary purpose of this restructuring is to re-align the investment options currently offered by the MONY Fund within the EQ Trust product line. This realignment is intended to create a larger and more diversified family of funds with increased potential for asset growth and the benefits of that growth resulting from economies of scale. This realignment also is intended to make the operations of the variable insurance portfolios offered to Contractholders more efficient to operate and to provide advantages to the portfolios through the oversight of their performance by Equitable and through additional distribution, operational and client servicing support capabilities. The realignment also would facilitate the offering of Contract exchange privileges among a wider array of mutual funds.

Q.    WHAT DIFFERENCES WILL THERE BE IF THE REORGANIZATIONS ARE APPROVED?

A. As noted above, Equitable rather than MONY America will serve as the investment manager of each EQ Portfolio and will oversee its management. However, MONY Capital, the current sub-adviser for the MONY Income Portfolios, will be the sub-adviser for the corresponding EQ Portfolios (the "EQ Income Portfolios"), and Boston Advisors, the current sub-adviser for the MONY Equity Portfolios, will be the sub-adviser for the corresponding EQ Portfolios ("EQ Equity Portfolios"), subject to the oversight of Equitable and the EQ Trust's Board of Trustees ("EQ Board"). Moreover, each MONY Portfolio and its corresponding EQ Portfolio has substantially identical investment objectives, policies and risks and it is not expected that there would be any material change to such objectives, policies and risks after the Reorganizations. Please see the
      "Management of the EQ Portfolios" and the "Comparison of Investment Objectives, Policies and Risks" sections in the attached Proxy Statement/Prospectus for further information.

      It is expected that, after the Reorganizations, the total annual operating expense ratio (absent any fee waivers and expense reimbursements) of each new EQ Income Portfolio will be the same as or lower than that of the corresponding existing MONY Income Portfolio for the last fiscal year. For

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

      purposes of this comparison, the total annual operating expense ratios of the MONY Portfolios for the last fiscal year were adjusted to reflect the full year impact of changes to the administration fees paid by the MONY Portfolios that took effect on July 1, 2003. Equitable also has agreed to waive its fees and reimburse the other expenses of each EQ Income
      Portfolio to the extent necessary to ensure that the total annual operating expense ratio of each such Portfolio does not exceed the expense limit that is currently in effect for the corresponding MONY Income Portfolio. The fee waiver and expense reimbursement arrangement will be in effect at least through April 30, 2005 and will be considered for renewal annually by Equitable and the EQ Board.

      It is also expected that, after the Reorganizations, the total annual operating expense ratio (before fee waivers and expense reimbursements) of each new EQ Equity Portfolio will be higher than that of the corresponding existing MONY Equity Portfolio for the last fiscal year (as adjusted). However, Equitable also has agreed to waive its fees and reimburse the other expenses of each EQ Equity Portfolio to the extent necessary to ensure that the total annual operating expense ratio of each such Portfolio does not exceed that of the corresponding MONY Equity Portfolio for the last fiscal year (as adjusted). This expense limitation arrangement also will be in effect at least through April 30, 2005 and will be considered for renewal annually by Equitable and the EQ Board. Please see the "Expense Tables" and "Examples of Portfolio Expenses" sections in the attached Proxy Statement/Prospectus for further information.

Q.    WHY AM I RECEIVING PROXY INFORMATION ON FUNDS THAT I DO NOT OWN?

A. Shareholders of each MONY Portfolio are being asked to approve the same proposals relating to the investment advisory agreement, services agreement and the proposed reorganizations so much of the information that must be included in a proxy statement for your MONY Portfolio needs to be included in a proxy statement for the other MONY Portfolios as well. Therefore, one proxy statement has been prepared.

Q.    WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MORE THAN ONE MAILING?

A. If your investment is allocated among more than one of the MONY Portfolios in your Contract, you will receive a voting instruction card for each Portfolio. Each voting instruction card should be completed.

Q.    HAS THE MONY BOARD APPROVED THE PROPOSALS?

A. Yes. The MONY Board has unanimously approved the proposals and recommends that you provide voting instructions to approve them.

Q.    HOW DO MY VOTING INSTRUCTIONS AFFECT THE VOTE?

A. The separate accounts of the insurance companies that issued your Contracts are the record owners of the shares of the MONY Portfolios and are entitled to vote the shares. These companies have passed the right to vote on these proposals through to you and will vote in accordance with your instructions. The companies will vote 100% of the shares of each MONY Portfolio held by their respective separate accounts. If you do not give voting instructions for the shares of the MONY Portfolios held in your Contract, the companies will vote such shares in the same proportion as they vote shares for which they have received instructions. Failure to approve a proposal by any MONY Portfolio will not affect approval by another Portfolio. The record date for determining the number of shares outstanding and the Contractholders entitled to give voting instructions is May 14, 2004.

Q.    HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

A. For Proposals 1-4, we need the affirmative vote of a majority of each Portfolio's outstanding voting securities, as defined by the Investment Company Act of 1940. For Proposal 5, we need the affirmative vote of a majority of the votes entitled to be cast on the proposal.

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

Q.    HOW DO I PROVIDE VOTING INSTRUCTIONS?

A. You are cordially invited to attend the Meeting and vote shares attributable to you in person. Since it is important that your vote be represented, you are urged to vote in one of the following ways if you are not able to attend the Meeting in person.

      You can provide voting instructions by completing and signing the enclosed voting instruction card and mailing it in the enclosed postage paid envelope. If you need any assistance or have any questions regarding the proposals or how to provide voting instructions, please call the MONY Fund at 1-800-432-4320.

      You may also provide voting instructions via the Internet. To do so have your voting instruction card available and go to the Web site: www.proxyweb.com. Enter the 14 digit number from your voting instruction card and follow the instructions found on the Web site.

      Finally, you can also provide voting instructions by telephone. To do so have your voting instruction card available and call 1-888-221-0697 toll free. Enter the 14 digit number from your voting instruction card and follow the simple instructions given.

Q.    HOW DO I SIGN THE VOTING INSTRUCTION CARD?

A. INDIVIDUAL ACCOUNTS: Contractholders should sign exactly as their names appear on the account registration shown on the card.

      JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

      ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

The attached Proxy Statement/Prospectus contains more detailed information about the proposals. Please read it carefully.

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                             MONY SERIES FUND, INC.
                                  1790 BROADWAY
                            NEW YORK, NEW YORK 10019
                    ________________________________________

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 8, 2004
                    ________________________________________

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of the Shareholders (the "Meeting") of each of the portfolios (the "MONY Portfolios") of the MONY Series Fund, Inc., (the "MONY Fund") will be held at the offices of the MONY Fund, 1740 Broadway, New York, New York 10019 on July 8, 2004 at 2:00 p.m., Eastern Standard Time, to act on the proposals described below. Owners of variable life insurance policies or variable annuity contracts or certificates ("Contracts") ("Contractholders") issued by MONY Life Insurance Company ("MONY Life") or MONY Life Insurance Company of America ("MONY America") (together, the "Shareholders" and, individually, a "Shareholder") who have invested in shares of the MONY Portfolios through the investment divisions of a separate account or accounts of the Shareholders will be asked, as appropriate, to provide the relevant Shareholder with voting instructions on these proposals. If approved by Contractholders, the proposals will be effective only upon the consummation of the transactions contemplated under the Agreement and Plan of Merger, dated September 17, 2003, among AXA Financial, Inc. ("AXA Financial"), AIMA Acquisition Co. and The MONY Group Inc. ("MONY"), providing for the acquisition of MONY by AXA Financial ("AXA/MONY Merger"). The AXA/MONY Merger was approved by MONY's shareholders on May 18, 2004.

1. For each MONY Portfolio, to approve a new Investment Advisory Agreement between the MONY Fund, on behalf of each MONY Portfolio, and MONY America, the terms of which are substantially identical to the existing Investment Advisory Agreement with MONY America;

2. For each MONY Portfolio, to approve a new Services Agreement between MONY America, with respect to the MONY Fund, and MONY Life, the terms of which are substantially similar to the existing Services Agreement between MONY America and MONY Life;

3. For the Government Securities, Intermediate Term Bond, Long Term Bond and Money Market Portfolios, each a series of the MONY Fund, to approve a new Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between MONY America and MONY Capital Management, Inc. ("MONY Capital"), the terms of which are substantially identical to the existing Sub-Advisory Agreement with MONY Capital;

4. For the Diversified, Equity Growth and Equity Income Portfolios, each a series of the MONY Fund, to approve a new Sub-Advisory Agreement between MONY America and Boston Advisors, Inc. ("Boston Advisors"), the terms of which are substantially identical to the existing Sub-Advisory Agreement with Boston Advisors;

5. For each MONY Portfolio, to approve an Agreement and Plan of Conversion and Termination providing for the conversion of such MONY Portfolio into a corresponding, newly created series (each, an "EQ Portfolio" and, collectively, the "EQ Portfolios") of the EQ Advisors Trust ("EQ Trust"), as set forth in Appendix A of the Combined Proxy Statement and Prospectus for the EQ Trust, dated June 8, 2004, and, in connection therewith, the acquisition by such EQ Portfolio of all of the assets of such MONY Portfolio, in exchange solely for the assumption of all liabilities of such MONY Portfolio by such EQ Portfolio and shares of such EQ Portfolio, and the subsequent liquidation of such MONY Portfolio; and

6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

You should read the Combined Proxy Statement and Prospectus attached to this notice prior to completing your voting instruction card. The Board of Directors

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

of the MONY Fund has fixed the close of business on May 14, 2004 as the record date for determining the number of shares outstanding and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments thereof. If you attend the Meeting, you may give your voting instructions in person.

                             YOUR VOTE IS IMPORTANT

                 PLEASE RETURN YOUR VOTING INSTRUCTIONS PROMPTLY

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, YOU SHOULD GIVE VOTING INSTRUCTIONS BY PROMPTLY COMPLETING, DATING, SIGNING, AND RETURNING EACH ENCLOSED VOTING INSTRUCTION CARD FOR EACH OF THE MONY PORTFOLIOS IN WHICH YOU INDIRECTLY OWN SHARES IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU ALSO CAN PROVIDE VOTING INSTRUCTIONS THROUGH THE INTERNET OR BY TELEPHONE USING THE 14 DIGIT NUMBER THAT APPEARS ON THE ENCLOSED VOTING INSTRUCTION CARD AND FOLLOWING THE SIMPLE INSTRUCTIONS. IF YOU ARE PRESENT AT THE MEETING, YOU MAY CHANGE YOUR VOTE, IF DESIRED, AT THAT TIME. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU PROVIDE VOTING INSTRUCTIONS TO VOTE FOR THE PROPOSALS.



                                    By order of the Board of Directors,


                                    /s/ Catherine R. McClellan
                                    ----------------------------
                                        Catherine R. McClellan
                                        Secretary


Dated:  June 8, 2004

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                             MONY SERIES FUND, INC.
                                  1740 Broadway
                               New York, NY 10019
                                 1-800-487-6669
                    ________________________________________
                                EQ ADVISORS TRUST
                           1290 Avenue of the Americas
                               New York, NY 10104
                                 1-888-292-4492
                    ________________________________________

                     COMBINED PROXY STATEMENT AND PROSPECTUS
                               DATED: JUNE 8, 2004


This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished to owners of variable life insurance policies and variable annuity contracts or certificates ("Contractholders") issued by MONY Life Insurance Company of America ("MONY America") and MONY Life Insurance Company ("MONY Life") who had net premiums or contributions allocated to the investment divisions of MONY America and MONY Life's separate accounts (collectively, "Separate Accounts") that are invested in shares ("Shares") of the Diversified, Equity Growth, Equity Income, Government Securities, Intermediate Term Bond, Long Term Bond or Money Market Portfolios (each a "MONY Portfolio" or an "Acquired Portfolio" and collectively, the "MONY Portfolios" or "Acquired Portfolios"), each a portfolio of the MONY Series Fund, Inc. ("MONY Fund"), as of May 14, 2004. MONY America and MONY Life are sometimes referred to herein as the "Shareholders" or individually as a "Shareholder."

Contractholders are being provided the opportunity to instruct the Shareholders to approve or disapprove the proposals contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of Directors of the MONY Fund ("MONY Board") of proxies to be used at the Joint Special Meeting of Shareholders (the "Meeting") to be held at 1740 Broadway, New York, New York 10019 on July 8, 2004, at 2:00 p.m., Eastern Standard Time, or any adjournment or adjournments thereof. If approved by Contractholders, the proposals will be effective only upon the consummation of the transactions contemplated under the Agreement and Plan of Merger, dated September 17, 2003, among AXA Financial, Inc. ("AXA Financial"), AIMA Acquisition Co. and The MONY Group Inc. ("MONY"), providing for the acquisition of MONY by AXA Financial ("AXA/MONY Merger"). The AXA/MONY Merger was approved by MONY's shareholders on May 18, 2004.

A list of the proposals described in this Proxy Statement/Prospectus and the MONY Portfolios to which each applies is described below:

--------------------------------------------------------------------------------
                                                            MONY PORTFOLIOS TO
PROPOSALS                                                 WHICH PROPOSAL APPLIES
--------------------------------------------------------------------------------
1.  To  approve  a  new  Investment   Advisory  Agreement  All MONY Portfolios,
between the MONY Fund, on behalf of each MONY Portfolio, each voting separately and MONY America, the terms of which are substantially identical to the existing  Investment  Advisory Agreement
with MONY America.
--------------------------------------------------------------------------------
2. To approve a new Services Agreement between MONY All MONY Portfolios, America and MONY Life with respect to the MONY Fund, the each voting separately
terms  of  which  are  substantially   identical  to  the
existing  Services  Agreement  between  MONY  America and
MONY Life.
--------------------------------------------------------------------------------
3. To  approve a new  Investment  Sub-Advisory  Agreement Government Securities
("Sub-Advisory  Agreement") between MONY America and MONY       Portfolio
Capital Management,  Inc. ("MONY Capital"),  the terms of   Intermediate Term
which  are   substantially   identical  to  the  existing     Bond Portfolio
Sub-Advisory Agreement with MONY Capital.                     Long Term Bond
                                                                Portfolio
                                                          Money Market Portfolio
                                                              ("MONY Income
                                                               Portfolios")
--------------------------------------------------------------------------------

4. To approve a new Sub-Advisory  Agreement  between MONY  Diversified Portfolio
America and Boston Advisors,  Inc.  ("Boston  Advisors"),     Equity Growth
the terms of which  are  substantially  identical  to the       Portfolio
existing Sub-Advisory Agreement with Boston Advisors.         Equity Income
                                                                Portfolio
                                                              ("MONY Equity
                                                               Portfolios")
--------------------------------------------------------------------------------
5. To approve an Agreement and Plan of Conversion and All MONY Portfolios, Termination providing for the conversion of each MONY each voting separately Portfolio into a corresponding, newly created series
(each,  an "EQ Portfolio" or "Acquiring  Portfolio"  and,
collectively,   the   "EQ   Portfolios"   or   "Acquiring
Portfolios")  of the EQ Advisors  Trust ("EQ Trust"),  as
set    forth    in    Appendix    A   of    this    Proxy
Statement/Prospectus,  and, in connection therewith,  the
acquisition  by such EQ Portfolio of all of the assets of
such  MONY   Portfolio,   in  exchange   solely  for  the
assumption of all  liabilities  of such MONY Portfolio by
such EQ Portfolio  and shares of such EQ  Portfolio,  and
the subsequent  liquidation of such MONY Portfolio (each,
a     "Reorganization"     and,     collectively,     the
"Reorganizations").
--------------------------------------------------------------------------------
6. To transact  such other  business as may properly come  Each MONY Portfolio,
before the Meeting or any adjournments thereof.               as applicable
--------------------------------------------------------------------------------

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposals that you should know before providing voting instructions. This Proxy Statement/Prospectus is being provided to the Shareholders and mailed to Contractholders on or about June 9, 2004. It is expected that the Shareholders will attend the Meeting in person or by proxy and will vote shares held by them in accordance with voting instructions received from Contractholders and in accordance with voting procedures established by the MONY Fund.

The  following  documents  have been  filed  with the  Securities  and  Exchange
Commission   ("SEC")  and  are   incorporated   by  reference  into  this  Proxy
Statement/Prospectus:

1. The Prospectus and Statement of Additional Information, each dated May 1, 2004, as supplemented, of the MONY Fund (File Nos. 2-95501 and 811-04209), which contain additional information about the MONY Portfolios; and

2. A Statement of Additional Information of the EQ Trust related to this Proxy Statement/Prospectus, dated June 8, 2004 (File No. 333-115647), which contains additional information about the Reorganizations.

For a free copy of any of the above documents, please call or write the MONY Fund or the EQ Trust at the above phone numbers or addresses.

CONTRACTHOLDERS CAN FIND OUT MORE ABOUT THE ACQUIRED PORTFOLIOS IN THE MONY FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, WHICH HAVE BEEN FURNISHED TO CONTRACTHOLDERS. CONTRACTHOLDERS MAY REQUEST ANOTHER COPY OF THESE REPORTS, WITHOUT CHARGE, BY CALLING OR WRITING TO THE MONY FUND AT THE ABOVE PHONE NUMBER OR ADDRESS.

The  MONY  Fund and the EQ  Trust,  which  are  open-end  management  investment companies, are subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, the MONY Fund and the EQ Trust file certain reports and other information with the SEC. You can copy and review information about the MONY Fund and the EQ Trust at the SEC's Public Reference Room in Washington, DC. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the MONY Fund and the EQ Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549.

--------------------------------------------------------------------------------
THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS, OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                              TABLE OF CONTENTS

PROXIES AND VOTING.............................................................1


PROPOSAL 1: TO APPROVE A NEW INVESTMENT  ADVISORY AGREEMENT BETWEEN THE
MONY FUND,  ON BEHALF OF EACH MONY  PORTFOLIO,  AND MONY  AMERICA,  THE
TERMS OF WHICH ARE SUBSTANTIALLY  IDENTICAL TO THE EXISTING  INVESTMENT
ADVISORY AGREEMENT WITH MONY AMERICA...........................................2

   BACKGROUND..................................................................2
   SUMMARY OF THE AXA/MONY MERGER..............................................2
   INFORMATION ABOUT MONY AMERICA..............................................3
   INFORMATION ABOUT AXA FINANCIAL.............................................4
   DESCRIPTION OF THE CURRENT AND NEW ADVISORY AGREEMENTS......................4
   EVALUATION BY THE MONY BOARD................................................7
   SECTION 15(F) OF THE 1940 ACT...............................................8
   RECOMMENDATION OF THE MONY BOARD............................................8
   REQUIRED VOTE...............................................................8

PROPOSAL 2: TO APPROVE A NEW  SERVICES  AGREEMENT  BETWEEN MONY AMERICA
AND MONY LIFE ON BEHALF OF EACH MONY PORTFOLIO, THE TERMS OF WHICH ARE SUBSTANTIALLY IDENTICAL TO THE EXISTING SERVICES AGREEMENT WITH MONY
LIFE...........................................................................9

   BACKGROUND..................................................................9
   INFORMATION ABOUT MONY LIFE.................................................9
   THE CURRENT AND NEW SERVICES AGREEMENTS....................................10
   EVALUATION BY THE MONY BOARD...............................................11
   RECOMMENDATION OF THE MONY BOARD...........................................11
   REQUIRED VOTE..............................................................11

PROPOSAL 3: TO  APPROVE  A  NEW  SUB-ADVISORY  AGREEMENT  BETWEEN  MONY
AMERICA AND MONY CAPITAL ON BEHALF OF THE MONY INCOME  PORTFOLIOS,  THE
TERMS OF WHICH ARE SUBSTANTIALLY  IDENTICAL TO THE EXISTING  INVESTMENT
SUB-ADVISORY AGREEMENT WITH MONY CAPITAL......................................12

   BACKGROUND.................................................................12
   INFORMATION ABOUT MONY CAPITAL.............................................13
   THE CURRENT AND NEW SUB-ADVISORY AGREEMENTS................................13
   EVALUATION BY THE MONY BOARD OF DIRECTORS..................................14
   RECOMMENDATION OF THE MONY BOARD...........................................15
   REQUIRED VOTE..............................................................15

PROPOSAL 4: TO  APPROVE  A  NEW  SUB-ADVISORY  AGREEMENT  BETWEEN  MONY
AMERICA AND BOSTON  ADVISORS ON BEHALF OF THE MONY EQUITY  PORTFOLIOS,
THE  TERMS  OF  WHICH  ARE  SUBSTANTIALLY  IDENTICAL  TO THE  EXISTING
INVESTMENT SUB-ADVISORY AGREEMENT WITH BOSTON ADVISORS........................16

   BACKGROUND.................................................................16
   INFORMATION ABOUT BOSTON ADVISORS..........................................16
   THE CURRENT AND NEW SUB-ADVISORY AGREEMENTS................................17
   EVALUATION BY THE MONY BOARD...............................................18
   RECOMMENDATION OF THE MONY BOARD...........................................19
   REQUIRED VOTE..............................................................19

PROPOSAL 5: TO APPROVE AN AGREEMENT AND PLAN OF CONVERSION AND TERMINATION PROVIDING FOR THE CONVERSION OF EACH MONY PORTFOLIO INTO A CORRESPONDING, NEWLY CREATED EQ PORTFOLIO, AS SET FORTH IN APPENDIX A
TO THIS PROXY STATEMENT/PROSPECTUS, AND, IN CONNECTION THEREWITH, THE ACQUISITION BY SUCH EQ PORTFOLIO OF ALL OF THE ASSETS OF SUCH MONY PORTFOLIO, IN EXCHANGE SOLELY FOR THE ASSUMPTION OF ALL LIABILITIES OF
SUCH  MONY   PORTFOLIO  BY  SUCH  EQ  PORTFOLIO  AND  SHARES  OF  SUCH
EQ PORTFOLIO, AND THE SUBSEQUENT LIQUIDATION OF SUCH MONY PORTFOLIO...........20

   BACKGROUND.................................................................20
   SUMMARY OF THE PROPOSED REORGANIZATIONS....................................20
      THE PROPOSED REORGANIZATIONS............................................20

      COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS.................22
      EXPENSE TABLES..........................................................23
      EXAMPLES OF PORTFOLIO EXPENSES..........................................24
      COMPARISON OF PERFORMANCE OF EQ PORTFOLIOS..............................25
      MANAGEMENT OF THE EQ PORTFOLIOS.........................................25
      TAX CONSEQUENCES OF THE PROPOSED REORGANIZATIONS........................26
   ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS...........................26
      TERMS OF THE REORGANIZATION PLAN........................................26
      DESCRIPTION OF THE SECURITIES TO BE ISSUED..............................27
      EVALUATION BY THE MONY BOARD............................................27
      FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED REORGANIZATIONS.........30
      RIGHTS OF SHAREHOLDERS OF THE ACQUIRED PORTFOLIOS AND ACQUIRING
      PORTFOLIOS..............................................................31
   ADDITIONAL INFORMATION ABOUT THE EQ PORTFOLIOS.............................31
      THE INVESTMENT MANAGER..................................................31
      THE EQ MANAGEMENT AGREEMENT.............................................32
      THE SUB-ADVISERS........................................................34
      THE EQ SUB-ADVISORY AGREEMENTS..........................................35
      EXPENSE LIMITATION AGREEMENT............................................36
      DIVIDENDS AND OTHER DISTRIBUTIONS.......................................37
      PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES............................37
      HOW ASSETS ARE VALUED...................................................38
      TAX CONSEQUENCES OF BUYING, SELLING AND HOLDING PORTFOLIO SHARES........39
      CAPITALIZATION..........................................................39
      FINANCIAL HIGHLIGHTS....................................................39
   REQUIRED VOTE..............................................................40

ADDITIONAL VOTING INFORMATION.................................................40

   SHARE OWNERSHIP............................................................40

OTHER MATTERS.................................................................40


APPENDIX A: PROPOSED REORGANIZATIONS.........................................A-1


APPENDIX B: FORM OF INVESTMENT ADVISORY AGREEMENT FOR THE MONY LIFE
INSURANCE COMPANY OF AMERICA.................................................B-1


APPENDIX C: FORM OF SERVICES AGREEMENT FOR THE MONY LIFE INSURANCE COMPANY...C-1


APPENDIX D: FORM OF INVESTMENT SUB-ADVISORY AGREEMENT FOR MONY CAPITAL
MANAGEMENT, INC..............................................................D-1


APPENDIX E: FORM OF INVESTMENT SUB-ADVISORY AGREEMENT FOR BOSTON ADVISORS,
INC..........................................................................E-1


APPENDIX F: AGREEMENT AND PLAN OF CONVERSION AND TERMINATION RELATING TO
THE MONY PORTFOLIOS..........................................................F-1


APPENDIX G: INVESTMENT OBJECTIVES AND POLICIES OF THE EQ PORTFOLIOS..........G-1


APPENDIX H: COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES...........H-1


APPENDIX I: PERFORMANCE OF THE MONY PORTFOLIOS...............................I-1

PROXIES AND VOTING

In order that you may be represented at the Meeting or any adjournment or adjournments thereof, you are requested to indicate your voting instructions on the enclosed Voting Instruction Card, to date and sign the card, and to mail the card promptly in the enclosed postage-paid envelope, allowing sufficient time for the card to be received before the Meeting or to relay your voting instructions via telephone or the Internet by following the enclosed instructions. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of a negative vote.

A quorum for the Meeting will consist of a majority of the shares issued and outstanding and entitled to vote in person or be represented by proxy. If, by the time scheduled for the Meeting, a quorum is not present or if a quorum is present but sufficient voting instructions in favor of the proposals described in this Proxy Statement/Prospectus are not received from Contractholders, MONY Life or MONY America may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions from Contractholders. Any such adjournment with respect to a MONY Portfolio or the MONY Fund will require the affirmative vote of a majority of the shares of that Portfolio present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of each MONY Portfolio's shareholders.

Shares of the MONY Portfolios will be voted separately, with each MONY Portfolio voting as a single class. Approval of a proposal by any MONY Portfolio will not affect approval by another MONY Portfolio.

MONY Life and MONY America will vote shares of the MONY Portfolios allocated to subaccounts ("Subaccounts") of their respective Separate Accounts that correspond to the MONY Portfolios based on instructions received from the Contractholders of such Accounts having the voting interest in the corresponding number of shares of each MONY Portfolio held in such Accounts. Each share of a MONY Portfolio is entitled to one vote. Shares for which no instructions are received in time to be voted, or that are attributable to amounts retained by MONY Life or MONY America as surplus or seed money, will be voted by the record holder in the same proportion as instructions which have been received in time to be voted. Such shares also will constitute shares entitled to vote for purposes of establishing a quorum.

Unless the voting instructions direct MONY Life or MONY America otherwise, votes pursuant to the enclosed voting instructions will be cast "FOR" the proposals described in this Proxy Statement/Prospectus.

Voting instructions may be revoked at any time prior to the final vote at the Meeting by: (i) written instructions addressed to the Secretary of the MONY Fund at MONY Series Fund, Inc., 1740 Broadway, New York, New York 10019; (ii) attendance at the Meeting and voting in person, (iii) by proper execution and return of a later dated Voting Instruction Card (if received in time to be voted), or (iv) by providing later dated voting instructions by telephone or the Internet. Mere attendance at the Meeting will not revoke voting instructions.

MONY America will pay the expenses of the MONY Fund in connection with the investment advisory contract approvals required as a result of the AXA/MONY Merger, as described in Proposals 1-4. AXA Financial will pay the expenses of the MONY Fund in connection with the Reorganizations described in Proposal 5. In addition to the solicitation of voting instructions by the use of the mails, voting instructions may be solicited by officers and employees of MONY America, or of MONY or its affiliates, personally or by telephone or telegraph, without additional compensation. MONY America has engaged the services of D.F. King and Co., Inc., for a fee of up to $100,000, to assist in the solicitation of proxies at the Meeting. Brokerage houses, banks, and other fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of Voting Instruction Cards. For those services, they will be reimbursed by MONY America and/or MONY Life for their out-of-pocket expenses.

PROPOSAL 1:   TO APPROVE A NEW INVESTMENT  ADVISORY  AGREEMENT  BETWEEN THE MONY
              FUND,  ON BEHALF OF EACH MONY  PORTFOLIO,  AND MONY  AMERICA,  THE
              TERMS  OF  WHICH  ARE  SUBSTANTIALLY  IDENTICAL  TO  THE  EXISTING
              INVESTMENT ADVISORY AGREEMENT WITH MONY AMERICA.

                  (ALL MONY PORTFOLIOS, EACH VOTING SEPARATELY)

BACKGROUND

MONY America serves as investment adviser to the MONY Fund on behalf of each MONY Portfolio pursuant to an Investment Advisory Agreement entered into with the MONY Fund dated August 4, 1997 ("Current Advisory Agreement"). The Current Advisory Agreement was last approved by shareholders with respect to each MONY Portfolio on October 14, 1997 for the purposes of (a) increasing the management fees for each MONY Portfolio and (b) reallocating from MONY America to the MONY Fund all fees and expenses associated with the computation of the net asset value of the MONY Fund's capital stock and the cost of providing accounting services.

Shareholders of all MONY Portfolios are being asked to approve a new Investment Advisory Agreement between MONY America and the MONY Fund (the "New Advisory Agreement") with respect to each MONY Portfolio. The Current Advisory Agreement, as required by the Investment Company Act of 1940, as amended ("1940 Act"), contains a provision requiring that the agreement terminate in the event of its "assignment." Under the 1940 Act, a change of control of an investment adviser results in an assignment and the termination of the adviser's investment advisory contracts. As a result of the AXA/MONY Merger discussed below, MONY America will undergo a change of control upon consummation of that Merger. Such a change of control would be deemed to constitute an assignment of the Current Advisory Agreement. Accordingly, the Current Advisory Agreement will terminate upon the consummation of the AXA/MONY Merger. The New Advisory Agreement is being proposed to enable MONY America to continue to manage the MONY Fund. The MONY Board believes that it is prudent and in the best interest of each MONY Portfolio to obtain shareholder approval of the New Advisory Agreement. As discussed below, neither the level nor quality of the advisory services provided to each MONY Portfolio nor the compensation paid for those services will change under the New Advisory Agreement. THE NEW ADVISORY AGREEMENT CONTAINS TERMS SUBSTANTIALLY IDENTICAL TO THOSE IN THE CURRENT ADVISORY AGREEMENT.

Separately, in Proposal 2, shareholders of the MONY Portfolios are being asked to approve a new Services Agreement for the MONY Portfolios, and, in Proposal 3 and 4, shareholders of the MONY Income Portfolios and the MONY Equity Portfolios, each a series of the MONY Fund, are being asked to approve a new Investment Sub-Advisory Agreement for their respective Portfolios with MONY Capital and Boston Advisors, respectively.

IT IS EXPECTED THAT THE REORGANIZATIONS DESCRIBED IN PROPOSAL 5 WILL TAKE PLACE SHORTLY AFTER THE AXA/MONY MERGER TAKES PLACE. AS A RESULT OF THESE REORGANIZATIONS, EQUITABLE RATHER THAN MONY AMERICA WILL SERVE AS THE INVESTMENT MANAGER OF THE PORTFOLIOS. HOWEVER, THE CURRENT INVESTMENT SUB-ADVISERS FOR THE MONY PORTFOLIOS WILL SERVE AS THE SUB-ADVISERS FOR THE CORRESPONDING EQ PORTFOLIOS AND WILL CONTINUE TO BE RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF YOUR INVESTMENT.

THE NEW ADVISORY AGREEMENT BETWEEN THE MONY FUND AND MONY AMERICA, THE NEW SERVICES AGREEMENT BETWEEN MONY AMERICA AND MONY LIFE, AND THE NEW INVESTMENT SUB-ADVISORY AGREEMENTS WITH MONY CAPITAL AND BOSTON ADVISORS WITH RESPECT TO THE MONY PORTFOLIOS, EACH OF WHICH YOU ARE BEING ASKED TO APPROVE, WILL BE IN EFFECT ONLY FOR THE RELATIVELY SHORT PERIOD OF TIME BETWEEN THE CLOSING OF THE AXA/MONY MERGER AND THE CLOSING OF THE REORGANIZATIONS. HOWEVER, YOUR APPROVAL OF THESE AGREEMENTS WITH MONY AMERICA, MONY LIFE, MONY CAPITAL AND BOSTON ADVISORS IS NECESSARY TO ENSURE THAT THE MONY FUND DOES NOT HAVE TO MAKE OTHER ARRANGEMENTS WITH THESE COMPANIES FOR INVESTMENT ADVISORY SERVICES DURING THAT PERIOD OF TIME.

SUMMARY OF THE AXA/MONY MERGER

On September 17, 2003, MONY, AXA Financial and AIMA Acquisition Co. entered into an Agreement and Plan of Merger, providing for the acquisition of MONY by AXA Financial. The AXA/MONY Merger was approved by MONY's shareholders on

May 18, 2004. MONY is the parent company of MONY Life, which wholly owns MONY America. As a result of the AXA/MONY Merger, MONY will cease to be a publicly traded company and will become a wholly owned subsidiary of AXA Financial.

The AXA/MONY Merger is subject to certain regulatory approvals and other conditions, including the approval of the AXA/MONY Merger by the shareholders of MONY. Shareholders of the MONY Fund are not being asked to vote on the AXA/MONY Merger. The AXA/MONY Merger is expected to be consummated by the end of the second quarter of 2004 or early in the third quarter.

The AXA/MONY Merger, if consummated, may be deemed to constitute an "assignment," as defined in the 1940 Act, of the MONY Fund's Current Advisory Agreement with MONY America because, as a result of the AXA/MONY Merger, MONY Life and thus MONY America will become wholly owned subsidiaries of AXA Financial. As required by the 1940 Act, the Current Advisory Agreement provides for automatic termination in the event of an assignment. Accordingly, the Current Advisory Agreement will terminate upon the consummation of the AXA/MONY Merger. The New Advisory Agreement is being proposed to enable MONY America to continue to manage the MONY Fund pending the proposed Reorganizations discussed in Proposal 5 below, if those Reorganizations are approved by Contractholders. No change in the investment sub-advisers ("Sub-Advisers") or portfolio management teams of the MONY Portfolios is anticipated to occur as a result of the AXA/MONY Merger. The MONY Fund will provide a directors' and officers' liability insurance policy for the Independent Directors in connection with the closing of the AXA/MONY Merger. MONY Life Insurance Company has agreed to indemnify the Independent Directors for the retention amount of this policy.

INFORMATION ABOUT MONY AMERICA

MONY America, an Arizona corporation, is a wholly owned subsidiary of MONY Life, one of the nation's largest insurance companies, and an indirect wholly owned subsidiary of MONY. MONY America, MONY Life and MONY are all located at 1740 Broadway, New York, New York 10019. After the AXA/MONY Merger, MONY America will be wholly owned by AXA Financial. Information about AXA Financial is provided below.

The current directors and principal executive officers of MONY America and a description of their principal occupations are set forth below. The principal business address of each director and officer is 1740 Broadway, New York, NY 10019.

--------------------------------------------------------------------------------
NAME                            POSITION WITH MONY AMERICA AND PRINCIPAL
                                OCCUPATION
--------------------------------------------------------------------------------
Michael I. Roth                 Director, Chairman and Chief Executive Officer
--------------------------------------------------------------------------------
Samuel J. Foti                  Director, President and Chief Operating Officer
--------------------------------------------------------------------------------
Richard Daddario                Director, Executive Vice President and Chief
                                Financial Officer
--------------------------------------------------------------------------------
Kenneth M. Levine*              Director, Executive Vice President and Chief
                                Investment Officer
--------------------------------------------------------------------------------
Steven G. Orluck                Director, Vice President
--------------------------------------------------------------------------------
Evelyn L. Peos                  Vice President
--------------------------------------------------------------------------------
Michael Slipowitz               Vice President
--------------------------------------------------------------------------------
Margaret G. Gale                Vice President
--------------------------------------------------------------------------------
David S. Waldman                Secretary
--------------------------------------------------------------------------------
David V. Weigel*                Treasurer
--------------------------------------------------------------------------------
Jay M. Cohen                    Vice President and Chief Compliance Officer
--------------------------------------------------------------------------------
* Mr. Levine is Chairman of the MONY Board and President of the MONY Fund and Mr. Weigel is a Treasurer of the MONY Fund.

INFORMATION ABOUT AXA FINANCIAL

AXA Financial is a Delaware corporation with its executive offices located at 1290 Avenue of the Americas, New York, New York 10104. AXA Financial is a diversified financial services organization offering a broad spectrum of financial advisory, insurance and investment management products and services. It is one of the world's largest asset managers, with total assets under management of approximately $508.3 billion at December 31, 2003. AXA Financial's financial advisory and insurance product businesses are conducted principally by its wholly owned life insurance subsidiary, The Equitable Life Assurance Society of the United States ("Equitable"), its insurance general agency, AXA Network, LLC, and its broker/dealers, AXA Advisors, LLC and AXA Distributors, LLC. Equitable, which was established in the State of New York in 1859, is among the largest life insurance companies in the United States. AXA Financial's investment management and related services business is conducted by Equitable and Alliance Capital Management L.P.

DESCRIPTION OF THE CURRENT AND NEW ADVISORY AGREEMENTS

Except for  differences  in the  effective  dates,  the Current and New Advisory
Agreements are the same in all material respects. A form of the New Advisory Agreement is attached to this Proxy Statement/Prospectus as Appendix B.

Pursuant to both agreements, MONY America serves as investment adviser to the MONY Fund, subject to the supervision of the MONY Board, and is responsible for supervising and managing the investment and reinvestment of the assets of each MONY Portfolio and determining the composition of the assets of each such Portfolio, including the purchase, retention or sale of the securities and cash contained in those Portfolios. In this connection, each agreement requires MONY America, at its own expense, to conduct a continuous investment program for the MONY Portfolios, including the provision of investment research and management with respect to all securities and cash contained in the MONY Portfolios. Each agreement requires that MONY America perform these duties in accordance with the 1940 Act and the investment objectives, policies and restrictions applicable to each MONY Portfolio as stated in the MONY Fund's current registration statement, the MONY Fund's Articles of Incorporation and By-Laws, and any resolutions adopted by the MONY Board.

Both agreements contemplate that MONY America will enter into a Services Agreement with MONY Life under which MONY Life provides MONY America with some or all of the personnel, services, facilities, supplies and equipment necessary for MONY America to carry out its obligations under the Current or New Advisory Agreement.

Under both agreements, MONY America is required to provide the officers and directors of the MONY Fund with such reports and documentation as the latter shall reasonably request regarding MONY America's management of the MONY Portfolios. In addition, MONY America provides, at its own expense, administrative services to the MONY Fund including (a) supervising all aspects of the MONY Fund's operation; (b) providing personnel to the MONY Fund to perform necessary administrative functions, and (c) providing the MONY Fund with adequate and appropriate office space, facilities, equipment and related services necessary for its operations.

Under both the Current Advisory Agreement and the New Advisory Agreement, MONY America is responsible for determining all securities to be bought or sold for each MONY Portfolio and the selection of brokers and dealers through which securities transactions for the Portfolios are executed. For the fiscal year ended December 31, 2003, the MONY Fund's aggregate brokerage commissions were $31,046, none of which was retained by affiliates of the MONY Portfolios.

Both agreements provide that MONY America is responsible for, among other things, (a) the expenses it incurs in rendering investment advice and performing administrative and other services under the agreement, and (b) the compensation of directors, officers and employees of the MONY Fund who are "interested persons" (as defined in the 1940 Act) of MONY America except solely because of any of their positions with the MONY Fund. Subject to any expense limitation arrangement, the MONY Fund is responsible for all of its other expenses, including (a) legal, auditing or internal or external accounting fees or expenses (not otherwise borne by MONY America); (b) interest expense; (c) brokerage fees and commissions; (d) taxes or governmental fees; (e) the cost of preparing share certificates or any other direct expense of issue, sale, underwriting, distribution, redemption or repurchase of shares of the MONY Fund;
(f) the cost of preparing and distributing  reports and notices to shareholders;
(g) the cost of holding the

MONY Fund's annual or special shareholders' meetings and of any proxy solicitation (including the printing of any proxy solicitations); (h) the fees or disbursements of dividend disbursing, plan, transfer or other agents; (i) the fees or disbursements of custodians of the MONY Fund's assets; (j) the compensation and expenses of all directors, officers or employees of the MONY Fund who are not "interested persons" (as defined in the 1940 Act) of MONY America without taking into consideration any of their position(s) with the MONY Fund; (k) the cost of any fidelity bond for any officer, agent or employee of the MONY Fund required under the 1940 Act or otherwise; and (l) the cost of any directors and officers' insurance for any directors or officers of the MONY Fund. In addition, the MONY Fund bears the cost of maintaining the effectiveness of its registration and qualification of its capital stock for sale (including the preparation, printing and mailing of any prospectuses or other materials required by federal or state authorities), it being contemplated that these expenses of the MONY Fund will be reimbursed to it by its principal underwriter pursuant to an underwriting agreement for the MONY Fund's shares. The MONY Fund also bears all of its extraordinary or non-recurring expenses, including, but not limited to, (a) any expenses of the MONY Fund associated with legal claims or liabilities, and (b) any expenses of the MONY Fund associated with any litigation costs or indemnification related to any legal claims or liabilities.

Under both agreements, as compensation for its services, MONY America will receive from each MONY Portfolio a fee based on the average daily net assets of such MONY Portfolio. The table below sets out the rate of the advisory fee payable by each MONY Portfolio under both agreements. The table also sets forth the individual fee paid on behalf of each MONY Portfolio for the fiscal year ended December 31, 2003 (before and after taking into account any fee waivers and expense reimbursements). During that period, the aggregate fee paid by the MONY Fund to MONY America for services on behalf of the MONY Portfolios was approximately $2,903,118 (after taking into account any fee waivers and expense reimbursements). MONY America compensates each Sub-Adviser from the fees it receives.

--------------------------------------------------------------------------------
PORTFOLIO          ANNUAL ADVISORY FEE   MANAGEMENT FEE FOR   MANAGEMENT FEE FOR
                  RATE (AS A PERCENTAGE   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                   OF DAILY NET ASSETS)   DECEMBER 31, 2003   DECEMBER 31, 2003
                                                              AFTER FEE WAIVERS
                                                                 AND EXPENSE
                                                               REIMBURSEMENTS
--------------------------------------------------------------------------------
MONY Diversified    0.50% of the first         $7,237             $(8,028)
Portfolio              $400 million
                    0.35% of the next
                       $400 million
                     0.30% over $800
                         million

--------------------------------------------------------------------------------
MONY Equity         0.50% of the first         $6,286             $(9,982)
Growth Portfolio       $400 million
                    0.35% of the next
                       $400 million
                     0.30% over $800
                         million
--------------------------------------------------------------------------------
MONY Equity         0.50% of the first         $49,746             $49,746
Income Portfolio       $400 million
                    0.35% of the next
                       $400 million
                     0.30% over $800
                         million
--------------------------------------------------------------------------------
MONY Government     0.50% of the first        $710,795            $710,795
Securities             $400 million
Portfolio           0.35% of the next
                       $400 million
                     0.30% over $800
                         million
--------------------------------------------------------------------------------
MONY                0.50% of the first        $425,167            $425,167
Intermediate           $400 million
Term Bond           0.35% of the next
Portfolio              $400 million
                     0.30% over $800
                         million
--------------------------------------------------------------------------------
MONY Long Term      0.50% of the first        $591,448            $591,448
Bond Portfolio         $400 million
                    0.35% of the next
                       $400 million
                     0.30% over $800
                         million
--------------------------------------------------------------------------------
MONY Money          0.40% of the first       $1,143,969          $1,091,677
Market Portfolio       $400 million
                    0.35% of the next
                       $400 million
                     0.30% over $800
                         million
--------------------------------------------------------------------------------

Under both agreements, no investment management fee payments will be made to MONY America with respect to any MONY Portfolio during any calendar year to the extent that such payments would cause the expenses allocated to such Portfolio to exceed the expense limitation applicable to such Portfolio at the time of payment.

The MONY Fund has entered into an Administrative Services Agreement, dated December 1, 1999, with Enterprise Capital Management, Inc. ("Enterprise

Capital"), which is an affiliated company of MONY America. Under the Administrative Services Agreement, Enterprise Capital (1) supervises all aspects of the MONY Fund's administrative operations, including coordinating matters relating to the custodians of securities owned by the MONY Fund, accountants, attorneys, and other parties performing services or operational functions for the MONY Fund, (2) provides personnel to the MONY Fund to perform necessary administrative functions, and (3) provides the MONY Fund with adequate and appropriate office space, facilities, equipment and related services necessary for the MONY Fund's operations. For the fiscal year ended December 31, 2003, the MONY Fund paid Enterprise Capital an aggregate fee of $393,688 for services rendered by Enterprise Capital in connection with the Administrative Services Agreement. It is anticipated that this contractual arrangement will continue if the New Advisory Agreement is approved. The following table identifies the individual fee paid by each MONY Portfolio under the Administrative Services Agreement for the fiscal year ended December 31, 2003.

           -------------------------------------------------------
           MONY PORTFOLIO               ADMINISTRATIVE FEES PAID
                                          TO ENTERPRISE CAPITAL
                                          FOR THE PERIOD ENDED
                                                12/31/03
           -------------------------------------------------------
           MONY Diversified Portfolio            $12,706
           -------------------------------------------------------
           MONY Equity Growth Portfolio          $12,677
           -------------------------------------------------------
           MONY Equity Income Portfolio          $13,919
           -------------------------------------------------------
           MONY Government Securities            $99,511
           Portfolio
           -------------------------------------------------------
           MONY Intermediate Term Bond           $59,523
           Portfolio
           -------------------------------------------------------
           MONY Long Term Bond                   $82,803
           Portfolio
           -------------------------------------------------------
           MONY Money Market Portfolio          $112,549
           -------------------------------------------------------


MONY America has entered into Sub-Advisory Agreements with Boston Advisors and MONY Capital and a Service Agreement with MONY Life, each of which is an affiliate of MONY America (together, the "Agreements"). For the fiscal year ended December 31, 2003, MONY America paid $463,644 for services under the Agreements. The following table identifies the individual fee paid by each MONY Portfolio under the Agreements for the fiscal year ended December 31, 2003.

           -------------------------------------------------------
           MONY PORTFOLIO                AFFILIATED SUB-ADVISORY
                                                FEES PAID
                                          FOR THE PERIOD ENDED
                                                12/31/03
           -------------------------------------------------------
           MONY Diversified Portfolio            $1,314
           -------------------------------------------------------
           MONY Equity Growth Portfolio          $1,158
           -------------------------------------------------------
           MONY Equity Income Portfolio          $9,091
           -------------------------------------------------------
           MONY Government Securities           $122,911
           Portfolio
           -------------------------------------------------------
           MONY Intermediate Term Bond           $71,172
           Portfolio
           -------------------------------------------------------
           MONY Long Term Bond                  $101,985
           Portfolio
           -------------------------------------------------------
           MONY Money Market Portfolio          $156,013
           -------------------------------------------------------


The Current Advisory and the New Advisory Agreements provide that MONY America shall not be liable for any error of judgment or mistake of law or for any loss suffered by the MONY Fund in connection with the investment management services it performs under the agreement, except for a loss resulting from MONY America's willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties or obligations under the agreement.

Both agreements continue in effect with respect to each MONY Portfolio, whenever created, until the date of the next meeting of shareholders of the

MONY Fund following creation of the Portfolio, unless sooner terminated as provided below. Thus, if an agreement and the Services Agreement are approved by a majority vote of the outstanding shares of capital stock of a MONY Portfolio entitled to vote at such meeting, the agreement will continue in effect thereafter with respect to such Portfolio so long as both the agreement and the Services Agreement are approved at least annually (a) by a majority of the Directors who are not interested persons (as defined in the 1940 Act) ("Independent Directors") of the MONY Board, and (b) by a majority of the entire MONY Board or a majority vote of the outstanding shares of the capital stock of such Portfolio. The required shareholder approval of the agreement and the Services Agreement shall be effective with respect to any MONY Portfolio, if a majority of the outstanding shares of capital stock of such Portfolio are voted to approve the agreement and said Services Agreement, notwithstanding that the agreement and/or the Services Agreement may not yet have been approved by a majority vote of the outstanding shares of the MONY Fund.

Each agreement provides that, if, with respect to any MONY Portfolio, the shareholders are asked to vote on the agreement and a majority of the outstanding shares of capital stock of such Portfolio fail to vote to approve the agreement or the Services Agreement (or both), the agreement will terminate with respect to such Portfolio. If the Services Agreement should be so terminated, the agreement will automatically terminate.

Each agreement may be terminated without payment of penalty (a) by the MONY Fund on at least 60 days' written notice to MONY America, provided that such termination is authorized by the MONY Board or a majority vote of the outstanding shares of capital stock of each MONY Portfolio as to which MONY America acts as investment adviser, (b) by the MONY Fund, with respect to any MONY Portfolio, on at least 60 days' written notice to MONY America, provided that such termination is authorized by a majority vote of the outstanding shares of the capital stock of such Portfolio, or (c) by MONY America on at least 90 days' written notice to the MONY Fund. In addition, both agreements terminate automatically if assigned (as defined in the 1940 Act).

EVALUATION BY THE MONY BOARD

At meetings held on December 11, 2003 and February 4, 2004, the MONY Board met with representatives of AXA Financial and MONY America to consider the proposal. The representatives discussed with the MONY Board the anticipated effects of the AXA/MONY Merger on the advisory, sub-advisory and related relationships of the MONY Portfolios. The representatives provided information to the MONY Board concerning: (a) the specific terms of the AXA/MONY Merger; (b) the anticipated advisory and sub-advisory relationships with the MONY Portfolios; (c) the proposed plans for ongoing management, distribution and operation of the MONY Portfolios; (d) the management, financial position and business of AXA Financial and its affiliates' business and operations; (e) the performance of the investment companies advised by AXA Financial's affiliates; (f) the impact of the AXA/MONY Merger on the MONY Portfolios and their shareholders; and (g) the current plans of AXA Financial and its affiliates with respect to MONY America and the MONY Portfolios, including the proposal to reorganize the MONY Portfolios into corresponding, newly created series of the EQ Trust (as discussed below in Proposal 5). The Independent Directors, together with their independent legal counsel, also met on December 23, 2003, January 9, 2004 and February 2, 2004 to consider the proposal.

In   connection   with  its   deliberations,   the  MONY  Board   evaluated  the
above-referenced information and considered, among other things, the following in support of the proposal: (a) that the terms of the New Advisory Agreement are substantially identical to those of the Current Advisory Agreement, except for the dates of execution; (b) the financial strength and resources of AXA Financial and its commitment to asset management growth; (c) the favorable history, reputation, qualifications and background of AXA Financial and MONY America, as well as the qualifications of each company's personnel; (d) the expectation that the New Advisory Agreement will be in effect for a relatively short period of time after the AXA/MONY Merger occurs and that there would be no changes in the nature and quality of the services provided to the MONY Portfolios prior to the proposed Reorganizations (as discussed below in Proposal
5); (e) the expectation that the investment objectives, policies and management strategies of the MONY Portfolios after the AXA/MONY Merger will not materially change; (f) there would be no increase in the advisory fees paid by the MONY Portfolios as a result of the AXA/MONY Merger; (g) the expectation that the same Sub-Advisers will manage the assets of the MONY Portfolios on a day-to-day basis pending the consummation of the proposed Reorganizations; (h) the statement of MONY America as to its intention and belief that the AXA/MONY Merger would have no material adverse effect on the advisory services provided to the MONY Fund by MONY America prior to the proposed Reorganizations; and (i) the commitment of MONY America to pay the expenses of the MONY Fund in connection with the change of control of MONY, including the expenses associated with obtaining the investment advisory contract approvals discussed in this Proxy

Statement/Prospectus, so that shareholders of the MONY Portfolios would not have to bear such expenses.

SECTION 15(F) OF THE 1940 ACT

AXA Financial has agreed to use its best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change of control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three-year period immediately following the change of control, at least 75% of an investment company's board of directors must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. AXA Financial and MONY have advised the MONY Board that they are aware of no circumstances arising from the AXA/MONY Merger that might result in an "unfair burden" being imposed on the MONY Fund. At least 75% of the MONY Board currently consists of persons who are not "interested persons" for purposes of Section 15(f).

RECOMMENDATION OF THE MONY BOARD

The MONY Board, including the Independent Directors, considered the proposal at the December 11, 2003 and February 4, 2004 meetings and unanimously concluded that the terms of the New Advisory Agreement for the MONY Fund are reasonable, fair and in the best interests of each MONY Portfolio and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The MONY Board based this decision on its evaluation of the information presented and other information made available to them, its experience with MONY America and AXA Financial's assurances that there were no planned changes in the level or quality of the advisory services provided to the MONY Fund. By a vote cast at the February 4th meeting, the MONY Board, and separately the Independent Directors, unanimously approved, and voted to recommend to the shareholders of each MONY Portfolio that they approve, the New Advisory Agreement with MONY America.

REQUIRED VOTE

As provided under the 1940 Act, approval of the New Advisory Agreement for a MONY Portfolio will require the affirmative vote of a majority of the outstanding voting securities of that Portfolio. In accordance with the 1940 Act and as used in this Proposal 1, a "majority of the outstanding voting securities" of a MONY Portfolio means the lesser of (a) 67% or more of the shares of that Portfolio present at the Meeting if the owners of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or
(b) more than 50% of the outstanding shares of that Portfolio.

If the shareholders of a MONY Portfolio approve the New Advisory Agreement, it will become effective with respect to that Portfolio upon termination of the Current Advisory Agreement in accordance with its terms, which would occur upon consummation of the AXA/MONY Merger. If the shareholders of a MONY Portfolio have not approved the New Advisory Agreement by the time the AXA/MONY Merger is consummated, the Current Advisory Agreement will terminate upon consummation of that Merger and MONY America will serve as the adviser to that MONY Portfolio pursuant to an interim Advisory Agreement in accordance with the terms of Rule 15a-4 under the 1940 Act. The interim Advisory Agreement is substantially similar to the Current and New Advisory

Agreements, except for the dates of execution, the duration of the agreement, which is limited under the rule to a period no greater than 150 days following the AXA/MONY Merger, and the timing for the payment of compensation, which must be held in escrow pending shareholder approval of the New Advisory Agreement. If shareholders of the MONY Portfolio do not approve the New Advisory Agreement, MONY America would be paid the lesser of its costs in performing under the interim agreement and the total amount in the escrow account. If the AXA/MONY Merger is not consummated, the Current Advisory Agreement will remain in effect until otherwise terminated in accordance with its terms.

 THE MONY FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS
               INSTRUCT THE SHAREHOLDERS TO VOTE "FOR" PROPOSAL 1.

                                  ............

PROPOSAL 2:   TO APPROVE A NEW SERVICES  AGREEMENT BETWEEN MONY AMERICA AND MONY
              LIFE ON  BEHALF  OF EACH  MONY  PORTFOLIO,  THE TERMS OF WHICH ARE
              SUBSTANTIALLY  IDENTICAL TO THE EXISTING  SERVICES  AGREEMENT WITH
              MONY LIFE.

                  (ALL MONY PORTFOLIOS, EACH VOTING SEPARATELY)

BACKGROUND

MONY America has entered into a Services Agreement with MONY Life, dated January 2, 1985, pursuant to which MONY Life provides MONY America with some or all of the personnel, services, facilities, supplies and equipment necessary for MONY America to carry out its duties with respect to the MONY Fund (the "Current Services Agreement"). Because the Current Advisory Agreement between MONY
America and the MONY Fund and the Current Services Agreement between MONY America and MONY Life are interrelated and dependent on each other, MONY Life may be considered to be an investment sub-adviser of the MONY Fund and the Current Services Agreement may be deemed a sub-advisory agreement with respect to the MONY Fund. The Current Services Agreement was last approved by shareholders on May 22, 1986.

As discussed above, MONY America will undergo a change of control upon consummation of the AXA/MONY Merger. Under the 1940 Act, a change of control of an investment adviser results in an assignment and the termination of the adviser's investment advisory contracts. The Current Services Agreement contains a provision requiring its automatic termination in the event the Current Advisory Agreement between MONY America and the MONY Fund terminates for any reason. Moreover, MONY Life is a wholly owned subsidiary of MONY and thus will itself undergo a change of control upon consummation of the AXA/MONY Merger, which would result in the assignment and termination of the Current Services Agreement. As a result, the MONY Board believes that it is prudent and in the best interest of the MONY Portfolios to obtain shareholder approval of a new services agreement between MONY America and MONY Life with respect to the MONY Portfolios (the "New Services Agreement"). THE NEW SERVICES AGREEMENT CONTAINS TERMS SUBSTANTIALLY IDENTICAL TO THOSE IN THE CURRENT SERVICES AGREEMENT.

IT IS EXPECTED THAT THE REORGANIZATIONS DESCRIBED IN PROPOSAL 5 WILL TAKE PLACE SHORTLY AFTER THE AXA/MONY MERGER TAKES PLACE. THUS, THE NEW SERVICES AGREEMENT BETWEEN MONY AMERICA AND MONY LIFE, WHICH YOU ARE BEING ASKED TO APPROVE, WILL BE IN EFFECT ONLY FOR THE RELATIVELY SHORT PERIOD OF TIME BETWEEN THE CLOSING OF THE AXA/MONY MERGER AND THE CLOSING OF THE REORGANIZATIONS. HOWEVER, YOUR APPROVAL OF THE AGREEMENT WITH MONY LIFE IS NECESSARY TO ENSURE THAT THE MONY FUND DOES NOT HAVE TO MAKE OTHER ARRANGEMENTS WITH MONY LIFE FOR INVESTMENT ADVISORY SERVICES DURING THAT PERIOD OF TIME.

INFORMATION ABOUT MONY LIFE

MONY Life, a New York corporation, is a wholly owned subsidiary of MONY. Both MONY Life and MONY are located at 1740 Broadway, New York, NY 10019. After the AXA/MONY Merger, MONY Life will be a wholly owned subsidiary of AXA Financial. Information about AXA Financial is set forth above.

The current directors and principal executive officers of MONY Life, their business addresses and a description of their principal occupations is set out below. The principal business address of each director and officer is 1740 Broadway, New York, NY 10019.

--------------------------------------------------------------------------------
NAME                       POSITION WITH MONY LIFE AND PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Michael I. Roth            Director, Chairman and Chief Executive Officer
--------------------------------------------------------------------------------
Samuel J. Foti             Director, President and Chief Operating Officer
--------------------------------------------------------------------------------
Kenneth M. Levine*         Director, Executive Vice President and Chief
                           Investment Officer
--------------------------------------------------------------------------------
Tom H. Barrett             Director
--------------------------------------------------------------------------------
David L. Call              Director
--------------------------------------------------------------------------------
Glenn R. Durham            Director
--------------------------------------------------------------------------------
Margaret M. Foran          Director
--------------------------------------------------------------------------------
Robert Holland, Jr.        Director
--------------------------------------------------------------------------------
James L. Johnson           Director
--------------------------------------------------------------------------------
Frederick W. Kanner        Director
--------------------------------------------------------------------------------
Robert R. Kiley            Director
--------------------------------------------------------------------------------
Jane C. Pfeiffer           Director
--------------------------------------------------------------------------------
Thomas C. Theobold         Director
--------------------------------------------------------------------------------
David M. Thomas            Director
--------------------------------------------------------------------------------
Richard Daddario           Executive Vice President and Chief Financial Officer
--------------------------------------------------------------------------------
Lee M. Smith               Vice President and Corporate Secretary
--------------------------------------------------------------------------------
Bart R. Schwartz           Senior Vice President and General Counsel
--------------------------------------------------------------------------------
Charles P. Leone           Vice President and Chief Corporate Compliance
                           Officer
--------------------------------------------------------------------------------
David V. Weigel*           Vice President and Treasurer
--------------------------------------------------------------------------------
* Mr. Levine is Chairman of the MONY Board and President of the MONY Fund and Mr. Weigel is a Treasurer of the MONY Fund.

THE CURRENT AND NEW SERVICES AGREEMENTS

Except for differences in the effective dates, the Current Services Agreement and New Services Agreement (together, the "Services Agreements") are the same in all material respects. A form of the New Services Agreement is attached to this Proxy Statement/Prospectus as Appendix C.

Under both Services Agreements, MONY Life provides MONY America with some or all of the personnel, services, facilities, supplies and equipment necessary for MONY America to carry out its duties to the MONY Fund, including, but not limited to, (a) the services of certain officers and employees of MONY Life, (b) office space, (c) supplies and stationary, (d) equipment, (e) telephone and similar services, and (f) utilities. In return, MONY America pays to MONY Life all, or a portion, of the investment management fee MONY America receives from the MONY Fund. Under both Services Agreements, both MONY America and MONY Life will review the compensation from time to time.

Both Services Agreements continue in effect with respect to the MONY Portfolios if approved annually by (i) a majority of the Independent Directors of the MONY Board and (ii) a majority of the entire MONY Board or a majority vote of the outstanding voting shares of each Portfolio. The required shareholder approval of both Services Agreements will be effective, with respect to any MONY Portfolio, if a majority of the outstanding voting shares of such MONY Portfolio are voted to approve a Services Agreements, notwithstanding that the Services Agreements have not yet been approved by a majority of the outstanding voting shares of the MONY Fund. As required by the 1940 Act, each agreement contains a provision that provides for its termination in the event of its assignment or in the event of the termination of the investment advisory agreement between MONY America and the MONY Fund regarding MONY America's management of the MONY Portfolios. Either party may terminate both Services Agreements without penalty upon 60 days' notice.

EVALUATION BY THE MONY BOARD

At meetings held on December 11, 2003 and February 4, 2004, the MONY Board met with representatives of AXA Financial and MONY America to consider the proposal. The representatives discussed with the MONY Board the anticipated effects of the AXA/MONY Merger on the advisory, sub-advisory and related relationships of the MONY Portfolios. The representatives provided information to the MONY Board concerning: (a) the specific terms of the AXA/MONY Merger; (b) the anticipated advisory and sub-advisory relationships with the MONY Portfolios; (c) the proposed plans for ongoing management, distribution and operation of the MONY Fund; (d) the management, financial position and business of AXA Financial and its affiliates' business and operations; (e) the performance of the investment companies advised by AXA Financial's affiliates; (f) the impact of the AXA/MONY Merger on the MONY Portfolios and their shareholders; and (g) the current plans of AXA Financial and its affiliates with respect to MONY America, MONY Life and the MONY Portfolios, including the proposal to reorganize the MONY Portfolios into corresponding, newly created series of the EQ Trust (as discussed in Proposal 5 below). In addition, the MONY Board received and considered information regarding MONY Life, including (a) the nature and quality of the services expected to be rendered to MONY America by MONY Life with respect to the MONY Portfolios; and (b) the history, reputation, qualification, and background of MONY Life, as well as the qualifications of its personnel. The Independent Directors, together with their independent legal counsel, also met on December 23, 2003, January 9, 2004 and February 2, 2004 to consider the proposal.

In   connection   with  its   deliberations,   the  MONY  Board   evaluated  the
above-referenced information and considered, among other things, the following in support of the proposal: (a) the terms of the New Services Agreement are substantially identical to those of the Current Services Agreement, except for the dates of execution; (b) the favorable history, reputation, qualifications and background of MONY Life, as well as the qualifications of its personnel; (c) the expectation that the New Services Agreement will be in effect for a relatively short period of time after the AXA/MONY Merger occurs and that there would be no changes in the nature and quality of the services provided to the MONY Portfolios prior to the proposed Reorganizations (as discussed below in Proposal 5); (d) the statement of AXA Financial as to its intention and belief that the AXA/MONY Merger would have no material adverse effect on the services provided to the MONY Portfolios by MONY Life through the date of the proposed Reorganizations; (e) the expectation that the investment objectives, policies and management strategies of the MONY Portfolios after the AXA/MONY Merger will not materially change; (f) there would be no increase in the fees paid under the Services Agreement as a result of the AXA/MONY Merger; and (g) the commitment of MONY America to pay the expenses of the MONY Portfolios in connection with the change of control of MONY, including the expenses associated with obtaining the investment advisory contract approvals discussed in this Proxy Statement/Prospectus, so that shareholders of the MONY Portfolios would not have to bear such expenses.

RECOMMENDATION OF THE MONY BOARD

The MONY Board, including the Independent Directors, considered the proposal at the December 11, 2003 and February 4, 2004 meetings and unanimously concluded that the terms of the New Services Agreement are reasonable, fair and in the best interests of each MONY Portfolio and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The MONY Board based this decision on its evaluation of the information presented and other information made available to them, its experience with MONY Life, and AXA Financial's assurances that there were no planned changes in the level or quality of the advisory or sub-advisory services provided to the MONY Portfolios. By a vote cast at the February 4th meeting, the MONY Board, and separately the Independent Directors, unanimously approved, and voted to recommend to the shareholders of each MONY Portfolio that they approve, the New Services Agreement with MONY Life.

REQUIRED VOTE

As provided under the 1940 Act, approval of the New Services Agreement for a MONY Portfolio will require the affirmative vote of a majority of the outstanding voting securities of that Portfolio. In accordance with the 1940 Act and as used in this Proposal 2, a "majority of the outstanding voting securities" of a MONY Portfolio means the lesser of (a) 67% or more of the shares of that Portfolio present at the Meeting if the owners of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or
(b) more than 50% of the outstanding shares of that Portfolio.

If the shareholders of a MONY Portfolio approve the New Services Agreement, it will become effective with respect to that Portfolio upon termination of the Current Services Agreement in accordance with its terms, which would occur upon consummation of the AXA/MONY Merger. If the shareholders of a MONY Portfolio have not approved the New Services Agreement by the time the AXA/MONY Merger is consummated, the Current Services Agreement will terminate upon consummation of that Merger and MONY America will provide services to that MONY Portfolio pursuant to an interim Services Agreement in accordance with the terms of Rule 15a-4 under the 1940 Act. The interim Services Agreement is substantially similar to the Current and New Services Agreements, except for the dates of execution, the duration of the agreement, which is limited under the rule to a period no greater than 150 days following the AXA/MONY Merger, and the timing for the payment of compensation, which must be held in escrow pending shareholder approval of the New Services Agreement. If shareholders of the MONY Portfolio do not approve the New Services Agreement, MONY America would be paid the lesser of its costs in performing under the interim agreement and the total amount in the escrow account. If the AXA/MONY Merger is not consummated, the Current Services Agreement will remain in effect until otherwise terminated in accordance with its terms.

 THE MONY FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS
               INSTRUCT THE SHAREHOLDERS TO VOTE "FOR" PROPOSAL 2.
                                  ............

PROPOSAL 3:   TO APPROVE A NEW SUB-ADVISORY  AGREEMENT  BETWEEN MONY AMERICA AND
              MONY  CAPITAL ON BEHALF OF THE MONY INCOME  PORTFOLIOS,  THE TERMS
              OF WHICH ARE  SUBSTANTIALLY  IDENTICAL TO THE EXISTING  INVESTMENT
              SUB-ADVISORY AGREEMENT WITH MONY CAPITAL.

                (MONY INCOME PORTFOLIOS, EACH VOTING SEPARATELY)

BACKGROUND

MONY Capital serves as the Sub-Adviser to the MONY Income Portfolios pursuant to a Sub-Advisory Agreement entered into with MONY America dated June 1, 2003 (the "Current Sub-Advisory Agreement").

As discussed above, MONY America will undergo a change of control upon consummation of the AXA/MONY Merger. Under the 1940 Act, a change of control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts. The Current Sub-Advisory Agreement contains a provision requiring its automatic termination in the event the Current Advisory Agreement between MONY America and the MONY Fund terminates for any reason. Moreover, MONY Capital is a wholly owned subsidiary of MONY and thus will itself undergo a change of control upon consummation of the AXA/MONY Merger, which would result in the assignment and termination of the Current Sub-Advisory Agreement. As a result, the MONY Board believes that it is prudent and in the best interest of the MONY Income Portfolios to obtain shareholder approval of a new Investment Sub-Advisory Agreement between MONY America and MONY Capital with respect to the MONY Income Portfolios (the "New Sub-Advisory Agreement"). THE NEW SUB-ADVISORY AGREEMENT CONTAINS TERMS SUBSTANTIALLY IDENTICAL TO THOSE IN THE CURRENT SUB-ADVISORY AGREEMENT.

IT IS EXPECTED THAT THE REORGANIZATIONS DESCRIBED IN PROPOSAL 5 WILL TAKE PLACE SHORTLY AFTER THE AXA/MONY MERGER TAKES PLACE. THUS, THE NEW SUB-ADVISORY AGREEMENT BETWEEN MONY AMERICA AND MONY CAPITAL, WHICH YOU ARE BEING ASKED TO APPROVE FOR THE MONY INCOME PORTFOLIOS, WILL BE IN EFFECT ONLY FOR THE RELATIVELY SHORT PERIOD OF TIME BETWEEN THE CLOSING OF THE AXA/MONY MERGER AND THE CLOSING OF THE REORGANIZATIONS. HOWEVER, YOUR APPROVAL OF THE AGREEMENT BETWEEN MONY AMERICA AND MONY CAPITAL IS NECESSARY TO ENSURE THAT THE MONY INCOME PORTFOLIOS DO NOT HAVE TO MAKE OTHER ARRANGEMENTS WITH MONY CAPITAL FOR INVESTMENT SUB-ADVISORY SERVICES DURING THAT PERIOD OF TIME.

INFORMATION ABOUT MONY CAPITAL

MONY Capital, a Delaware corporation, is a wholly owned subsidiary of MONY. Both MONY Capital and MONY are located at 1740 Broadway, New York, NY, 10019. After the AXA/MONY Merger, MONY Capital will be a wholly owned subsidiary of AXA Financial. Information about AXA Financial is set forth above.

The directors and principal executive officers of MONY Capital and a description of their principal occupations are set out below. The principal business address of each director and officer is 740 Broadway, New York, NY 10019.

--------------------------------------------------------------------------------
NAME                         POSITION WITH MONY CAPITAL AND PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
William D. Goodwin           Director, President and Chief Executive Officer
--------------------------------------------------------------------------------
Kenneth M. Levine            Chairman and Director
--------------------------------------------------------------------------------
Richard Daddario             Director
--------------------------------------------------------------------------------
Bart R. Schwartz             Director
--------------------------------------------------------------------------------
Suzanne E. Walton            Senior Managing Director
--------------------------------------------------------------------------------
Emilia F. Wiener             Senior Managing Director
--------------------------------------------------------------------------------
Gregory M. Staples           Senior Managing Director
--------------------------------------------------------------------------------

THE CURRENT AND NEW SUB-ADVISORY AGREEMENTS

Except for differences in the effective dates, the Current Sub-Advisory Agreement and New Sub-Advisory Agreement are the same in all material respects. A form of the New Sub-Advisory Agreement is attached to this Proxy Statement/Prospectus as Appendix D.

Under both agreements, MONY Capital agrees to manage the investment and reinvestment of that portion of the assets of each MONY Income Portfolio that MONY America shall, from time to time, direct, subject to the oversight and supervision by MONY America and the officers and the MONY Board. In particular, both agreements provide that MONY Capital shall furnish continuously an investment program for the MONY Income Portfolios and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the MONY Income Portfolios shall be held in various securities, cash or other investments. In this connection, MONY Capital is required to provide MONY America and the officers and directors of the MONY Fund with such reports and documentation as the latter shall reasonably request regarding MONY Capital's management of the MONY Income Portfolios' assets.

Both agreements require MONY Capital to carry out its responsibilities under the agreements in compliance with: (a) the MONY Income Portfolios' investment objectives, policies, and restrictions as set forth in the MONY Fund's current registration statement, (b) such policies or directives as the MONY Board may from time to time establish or issue and communicate to MONY Capital in writing, and (c) applicable law and related regulations.

Under both agreements, MONY Capital agrees, at its own expense, to provide the office space, furnishings, equipment, and personnel required by it to perform such services on the terms and for the compensation provided in the agreements.

Both agreements provide that, for the services rendered, the facilities furnished and the expenses assumed by MONY Capital under the agreements, MONY America (not the MONY Income Portfolios) shall pay MONY Capital at the end of each month a fee based on the average daily net assets of each of the Intermediate Term Bond, Long Term Bond, and Government Securities Portfolios at the annual rate of 0.15% on net assets and of the Money Market Portfolio at the annual rate of 0.10% on net assets. The aggregate fee paid by MONY America to MONY Capital with respect to each MONY Income Portfolio for the last fiscal year ended December 31, 2003 is shown in the table of "Affiliated Sub-Advisory Fees" in Proposal 1.

Under each agreement, MONY Capital's fee is accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of each MONY Income Portfolio are determined in the manner and on the dates set forth in the current prospectus of the MONY Fund, and, on days on which the net assets are not so determined, the net asset value computation to be used is as determined on the immediately preceding day on which the net assets were determined. In the event of termination of the Sub-Advisory Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within 30 business days of the date of termination.

Both agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of MONY Capital or its officers, directors or employees, or reckless disregard by MONY Capital of its duties under the agreement, MONY Capital shall not be liable to MONY America, the MONY Income Portfolios, the MONY Fund or to any shareholder of the MONY Income Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Each agreement provides that it will continue in force for two years from its effective date and from year to year thereafter, if it is approved annually in accordance with the requirements of the 1940 Act.

Both agreements may be terminated at any time without the payment of any penalty, by the MONY Board, or by vote of a majority of the outstanding shares of the class of stock representing an interest in the MONY Income Portfolios on 60 days' written notice to MONY America and MONY Capital, or by MONY America, or by MONY Capital, on 60 days' written notice to the other. As required by the 1940 Act, each agreement contains a provision, which provides for its termination in the event of its assignment or in the event of the termination of the investment advisory agreement between MONY America and the MONY Fund regarding MONY America's management of the MONY Income Portfolios.

EVALUATION BY THE MONY BOARD OF DIRECTORS

At meetings held on December 11, 2003 and February 4, 2004, the MONY Board met with representatives of AXA Financial and MONY America to consider the proposal. The representatives discussed with the MONY Board the anticipated effects of the AXA/MONY Merger on the advisory, sub-advisory and related relationships of the MONY Portfolios. The representatives provided information to the MONY Board concerning: (a) the specific terms of the AXA/MONY Merger; (b) the anticipated advisory and sub-advisory relationships with the MONY Portfolios; (c) the proposed plans for ongoing management, distribution and operation of the MONY Portfolios; (d) the management, financial position and business of AXA Financial and its affiliates' business and operations; (e) the performance of the investment companies advised by AXA Financial's affiliates; (f) the impact of the AXA/MONY Merger on the MONY Income Portfolios and their shareholders; and
(g) the current plans of AXA Financial and its affiliates with respect to MONY America, MONY Capital and the MONY Income Portfolios, including the proposal to reorganize the MONY Portfolios into corresponding, newly created series of the EQ Trust (as discussed below in Proposal 5). In addition, the MONY Board received information regarding MONY Capital, including (a) the nature and quality of the services expected to be rendered to the MONY Income Portfolios by MONY Capital; (b) the history, reputation, qualification, and background of MONY Capital, as well as the qualifications of its investment personnel and portfolio managers; (c) MONY Capital's organizational structure, investment style, and performance record; and (d) MONY Capital's ability to implement the investment objectives of the MONY Income Portfolios. The Independent Directors, together with their independent legal counsel, also met on December 23, 2003, January 9, 2004 and February 2, 2004 to consider the proposal.

In   connection   with  its   deliberations,   the  MONY  Board   evaluated  the
above-referenced information and considered, among other things, the following in support of the proposal: (a) that the terms of the New Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreement, except for the dates of execution; (b) the investment performance of MONY Capital; (c) the favorable history, reputation, qualifications and background of MONY Capital, as well as the qualifications of its personnel; (d) the expectation that the New Sub-Advisory Agreement will be in effect for a relatively short period of time after the AXA/MONY Merger occurs and that there would be no changes in the nature and quality of the services provided to the MONY Income Portfolios prior to the proposed Reorganizations (as discussed below in Proposal 5); (e) the statement of AXA Financial as to its intention and belief that the AXA/MONY Merger would have no material adverse effect on the sub-advisory services provided to the MONY Income Portfolios by MONY Capital through the date of the proposed Reorganizations; (f) the expectation that the investment objectives, policies and management strategies of the MONY Income Portfolios after the AXA/MONY Merger will not materially change; (g) there would be no increase in the sub-advisory fees paid with respect to the MONY Income Portfolios in connection with the AXA/MONY Merger; and (h) the commitment of MONY America to pay the expenses of the MONY Income Portfolios in connection with the change of control of MONY, including the expenses associated with obtaining the investment advisory contract approvals discussed in this Proxy Statement/Prospectus, so that shareholders of those Portfolios would not have to bear such expenses.

RECOMMENDATION OF THE MONY BOARD

The MONY Board, including the Independent Directors, considered the proposal at the December 11, 2003 and February 4, 2004 meetings and unanimously concluded that the terms of the New Sub-Advisory Agreement are reasonable, fair and in the best interests of each MONY Income Portfolio and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The MONY Board based this decision on its evaluation of the information presented and other information made available to them, its experience with MONY America and MONY Capital, and AXA Financial's assurances that there were no planned changes in the level or quality of the advisory or sub-advisory services provided to the MONY Income Portfolios. By a vote cast at the February 4th meeting, the MONY Board, and separately the Independent Directors, unanimously approved, and voted to recommend to the shareholders of each MONY Income Portfolio that they approve, the New Sub-Advisory Agreement with MONY Capital.

REQUIRED VOTE

As provided under the 1940 Act, approval of the New Sub-Advisory Agreement for a MONY Income Portfolio will require the affirmative vote of a majority of the outstanding voting securities of that Portfolio. In accordance with the 1940 Act and as used in this Proposal 3, a "majority of the outstanding voting securities" of a MONY Income Portfolio means the lesser of (a) 67% or more of the shares of that Portfolio present at the Meeting if the owners of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of that Portfolio.

If the shareholders of a MONY Income Portfolio approve the New Sub-Advisory Agreement, it will become effective with respect to that Portfolio upon termination of the Current Sub-Advisory Agreement in accordance with its terms, which would occur upon consummation of the AXA/MONY Merger. If the shareholders of a MONY Income Portfolio have not approved the New Sub-Advisory Agreement by the time the AXA/MONY Merger is consummated, the Current Sub-Advisory Agreement will terminate upon consummation of that Merger and MONY Capital will serve as the sub-adviser to that Portfolio pursuant to an interim Sub-Advisory Agreement in accordance with the terms of Rule 15a-4 under the 1940 Act. The interim Sub-Advisory Agreement is substantially similar to the Current and New Sub-Advisory Agreements, except for the dates of execution, the duration of the agreement, which is limited under the rule to a period no greater than 150 days following the AXA/MONY Merger, and the timing for the payment of compensation, which must be held in escrow pending shareholder approval of the New
Sub-Advisory Agreement. If shareholders do not approve the New Sub-Advisory Agreement, MONY Capital would be paid the lesser of its costs in performing under the interim agreement and the total amount in the escrow account. If the AXA/MONY Merger is not consummated, the Current Sub-Advisory Agreement will remain in effect until otherwise terminated in accordance with its terms.

 THE MONY FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS
               INSTRUCT THE SHAREHOLDERS TO VOTE "FOR" PROPOSAL 3.
                    ________________________________________

PROPOSAL 4:   TO APPROVE A NEW SUB-ADVISORY  AGREEMENT  BETWEEN MONY AMERICA AND
              BOSTON  ADVISORS  ON BEHALF  OF THE MONY  EQUITY  PORTFOLIOS,  THE
              TERMS  OF  WHICH  ARE  SUBSTANTIALLY  IDENTICAL  TO  THE  EXISTING
              INVESTMENT SUB-ADVISORY AGREEMENT WITH BOSTON ADVISORS.

                (MONY EQUITY PORTFOLIOS, EACH VOTING SEPARATELY)
BACKGROUND

Boston Advisors serves as the Sub-Adviser to the MONY Equity Portfolios pursuant to a Sub-Advisory Agreement entered into with MONY America dated June 1, 2003 (the "Current Sub-Advisory Agreement"). Shareholders approved the Current Sub-Advisory Agreement on October 23, 2003.

As discussed above, MONY America will undergo a change of control upon consummation of the AXA/MONY Merger. Under the 1940 Act, a change of control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts. The Current Sub-Advisory Agreement contains a provision requiring its automatic termination in the event the Current Advisory Agreement between MONY America and the MONY Fund terminates for any reason. Moreover, Boston Advisors is a wholly owned subsidiary of MONY and thus will itself undergo a change of control upon consummation of the AXA/MONY Merger, which would result in the assignment and termination of the Current Sub-Advisory Agreement. As a result, the MONY Board believes that it is prudent and in the best interest of the MONY Equity Portfolios to obtain shareholder approval of a new Sub-Advisory Agreement between MONY America and Boston Advisors with respect to the MONY Equity Portfolios (the "New Sub-Advisory Agreement"). THE NEW SUB-ADVISORY AGREEMENT CONTAINS TERMS SUBSTANTIALLY IDENTICAL TO THOSE IN THE CURRENT SUB-ADVISORY AGREEMENT.

IT IS EXPECTED THAT THE REORGANIZATIONS DESCRIBED IN PROPOSAL 5 WILL TAKE PLACE SHORTLY AFTER THE AXA/MONY MERGER TAKES PLACE. THUS, THE NEW SUB-ADVISORY AGREEMENT BETWEEN MONY AMERICA AND BOSTON ADVISORS, WHICH YOU ARE BEING ASKED TO APPROVE FOR THE MONY EQUITY PORTFOLIOS, WILL BE IN EFFECT ONLY FOR THE RELATIVELY SHORT PERIOD OF TIME BETWEEN THE CLOSING OF THE AXA/MONY MERGER AND THE CLOSING OF THE REORGANIZATIONS. HOWEVER, YOUR APPROVAL OF THE AGREEMENT BETWEEN MONY AMERICA AND BOSTON ADVISORS IS NECESSARY TO ENSURE THAT THE MONY EQUITY PORTFOLIOS DO NOT HAVE TO MAKE OTHER ARRANGEMENTS WITH BOSTON ADVISORS FOR INVESTMENT SUB-ADVISORY SERVICES DURING THAT PERIOD OF TIME.

INFORMATION ABOUT BOSTON ADVISORS

Boston Advisors is a Massachusetts corporation located at One Federal Street, 26th Floor, Boston, MA 02110. Boston Advisors is a wholly owned subsidiary of The Advest Group, Inc., which is a wholly owned subsidiary of MONY, and is located at 90 State House Square, Hartford, CT 06103. After the AXA/MONY Merger, Boston Advisors will become a wholly owned subsidiary of AXA Financial. Information about AXA Financial is provided above.

The directors and principal executive officers of Boston Advisors and a description of their principal occupations are set out below. The principal business address of each director and officer is One Federal Street, 26th Floor, Boston, MA 02110.

--------------------------------------------------------------------------------
NAME                            POSITION WITH BOSTON ADVISORS AND PRINCIPAL
                                OCCUPATION
--------------------------------------------------------------------------------
Allen G. Botwinick              Director and Chairman
--------------------------------------------------------------------------------
Michael J. Vogelzang            Director and President
--------------------------------------------------------------------------------
Donna L. Sawan                  Director and Treasurer
--------------------------------------------------------------------------------
Lee G. Kuckro                   Director and Clerk
--------------------------------------------------------------------------------
Donna C. Mcadam                 Vice President of Operations
--------------------------------------------------------------------------------
David A. Horowitz               Assistant Clerk
--------------------------------------------------------------------------------

The following table lists other funds for which Boston Advisors serves as investment adviser having a similar investment objective to certain MONY Equity Portfolios, and indicates the assets of such other funds and Boston Advisors' rate of compensation for serving as investment adviser for such other funds.

--------------------------------------------------------------------------------
   NAME OF MONY      NAME OF SIMILAR    ANNUAL ADVISORY FEE      NET ASSETS OF
     PORTFOLIO          PORTFOLIO         RATE FOR SIMILAR          SIMILAR
                                          PORTFOLIO (AS A        PORTFOLIO (IN
                                      PERCENTAGE OF DAILY NET   MILLIONS AS OF
                                              ASSETS)              12/31/03)
--------------------------------------------------------------------------------
   Equity Income    Enterprise        0.30% on the first $100        $48.1
     Portfolio      Accumulation              million
                    Trust - Equity     0.25% on the next $100
                    Income Portfolio          million
                                          0.20% thereafter

                    The Enterprise    0.30% on the first $100       $117.7
                    Group of Funds,           million
                    Inc. - Equity      0.25% on the next $100
                    Income Fund               million
                                          0.20% thereafter
--------------------------------------------------------------------------------

THE CURRENT AND NEW SUB-ADVISORY AGREEMENTS

Except for differences in the effective dates, the Current Sub-Advisory Agreement and New Sub-Advisory Agreement are the same in all material respects. A form of the New Sub-Advisory Agreement is attached to this Proxy Statement/Prospectus as Appendix E.

Under both agreements, Boston Advisors agrees to manage the investment and reinvestment of that portion of the assets of each MONY Equity Portfolio that MONY America shall, from time to time, direct, subject to the oversight and supervision by MONY America and the officers and the MONY Board. In particular, both agreements provide that Boston Advisors shall furnish continuously an investment program for the MONY Equity Portfolios and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the MONY Equity Portfolios shall be held in various securities, cash or other investments. In this connection, Boston Advisors is required to provide MONY America and the officers and directors of the MONY Fund with such reports and documentation as the latter shall reasonably request regarding Boston Advisors' management of the MONY Equity Portfolios' assets.

Both agreements require Boston Advisors to carry out its responsibilities under the agreements in compliance with: (a) the MONY Equity Portfolios' investment objectives, policies, and restrictions as set forth in the MONY Fund's current registration statement, (b) such policies or directives as the MONY Board may from time to time establish or issue and communicate to Boston Advisors in writing, and (c) applicable law and related regulations.

Under both agreements, Boston Advisors agrees, at its own expense, to provide the office space, furnishings, equipment, and personnel required by it to perform such services on the terms and for the compensation provided in the agreements.

Both agreements provide that, for the services rendered, the facilities furnished and the expenses assumed by Boston Advisors under the agreements, MONY America (not the MONY Equity Portfolios) shall pay Boston Advisors at the end of each month a fee based on the average daily net assets of each MONY Equity Portfolio at the annual rate of 0.15% on net assets. The aggregate fee paid by MONY America to Boston Advisors with respect to each MONY Equity Portfolio for the last fiscal year ended December 31, 2003 is shown in the table of "Affiliated Sub-Advisory Fees" in Proposal 1.

Under each agreement, Boston Advisors' fee is accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of each MONY Equity Portfolio are determined in the manner and on the dates set forth in the current prospectus of the MONY Fund, and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined. In the event of termination of the Sub-Advisory Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within 30 business days of the date of termination.

Both agreements provide that in the absence of willful misfeasance, bad faith, or gross negligence on the part of Boston Advisors or its officers, directors or employees, or reckless disregard by Boston Advisors of its duties under the agreement, Boston Advisors shall not be liable to MONY America, the MONY Equity Portfolios, the MONY Fund or to any shareholder of the MONY Equity Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Each agreement provides that it will continue in force for two years from its effective date and from year to year thereafter, if it is approved annually in accordance with the requirements of the 1940 Act.

Both agreements may be terminated at any time without the payment of any penalty, by the MONY Board, or by vote of a majority of the outstanding shares of the class of stock representing an interest in the MONY Equity Portfolios on 60 days' written notice to MONY America and Boston Advisors, or by MONY America, or by Boston Advisors, on 60 days' written notice to the other. As required by the 1940 Act, each agreement contains a provision, which provides for its termination in the event of its assignment or in the event of the termination of the investment advisory agreement between MONY America and the MONY Fund regarding MONY America's management of the MONY Equity Portfolios.

EVALUATION BY THE MONY BOARD

At meetings held on December 11, 2003 and February 4, 2004, the MONY Board met with representatives of AXA Financial and MONY America to consider the proposal. The representatives discussed with the MONY Board the anticipated effects of the AXA/MONY Merger on the advisory, sub-advisory and related relationships of the MONY Portfolios. The representatives provided information to the MONY Board concerning: (a) the specific terms of the AXA/MONY Merger; (b) the anticipated advisory and sub-advisory relationships with the MONY Portfolios; (c) the proposed plans for ongoing management, distribution and operation of the MONY Portfolios; (d) the management, financial position and business of AXA Financial and its affiliates' business and operations; (e) the performance of the investment companies advised by AXA Financial's affiliates; (f) the impact of the AXA/MONY Merger on the MONY Equity Portfolios and their shareholders; and
(g) the current plans of AXA Financial and its affiliates with respect to MONY America, Boston Advisors and the MONY Equity Portfolios, including the proposal to reorganize the MONY Portfolios into corresponding, newly created series of the EQ Trust (as discussed below in Proposal 5. In addition, the MONY Board received information regarding Boston Advisors, including (a) the nature and quality of the services expected to be rendered to the MONY Equity Portfolios by Boston Advisors; (b) the history, reputation, qualification, and background of Boston Advisors, as well as the qualifications of its investment personnel and portfolio managers; (c) Boston Advisors' organizational structure, investment style, and performance record; and (d) Boston Advisors' ability to implement the investment objectives of the MONY Equity Portfolios. The Independent Directors, together with their independent legal counsel, also met on December 23, 2003, January 9, 2004 and February 2, 2004 to consider the proposal.

In   connection   with  its   deliberations,   the  MONY  Board   evaluated  the
above-referenced information and considered, among other things, the following in support of the proposal: (a) that the terms of the New Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreement, except for the dates of execution; (b) the investment performance of Boston Advisors; (c) the favorable history, reputation, qualifications and background of Boston Advisors, as well as the qualifications of its personnel; (d) the expectation that the New Sub-Advisory Agreement will be in effect for a relatively short period of time after the AXA/MONY Merger occurs and that there would be no changes in the nature and quality of the services provided to the MONY Equity Portfolios prior to the proposed Reorganizations (as discussed below in Proposal 5; (e) the statement of AXA Financial as to its intention and belief that the AXA/MONY Merger would have no material adverse effect on the sub-advisory services provided to the MONY Equity Portfolios by Boston Advisors through the date of the proposed Reorganizations; (f) the expectation that the investment objectives, policies and management strategies of the MONY Equity Portfolios after the AXA/MONY Merger will not materially change; (g) there would be no increase in the sub-advisory fees paid with respect to the MONY Equity Portfolios in connection with the AXA/MONY Merger; and (h) the commitment of MONY America to pay the expenses of the MONY Equity Portfolios in connection with the change of control of MONY, including the expenses associated with obtaining the investment advisory contract approvals discussed in this Proxy

Statement/Prospectus, so that shareholders of those Portfolios would not have to bear such expenses.

RECOMMENDATION OF THE MONY BOARD

The MONY Board, including the Independent Directors, considered the proposal at the December 11, 2003 and February 4, 2004 meetings and unanimously concluded that the terms of the New Sub-Advisory Agreement are reasonable, fair and in the best interests of each MONY Equity Portfolio and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The MONY Board based this decision on its evaluation of the information presented and other information made available to them, its experience with MONY America and Boston Advisors, and AXA Financial's assurances that there were no planned changes in the level or quality of the advisory or sub-advisory services provided to the MONY Equity Portfolios. By a vote cast at the February 4th meeting, the MONY Board, and separately the Independent Directors, unanimously approved, and voted to recommend to the shareholders of each MONY Equity
Portfolio  that  they  approve,  the  New  Sub-Advisory  Agreement  with  Boston
Advisors.

REQUIRED VOTE

As provided under the 1940 Act, approval of the New Sub-Advisory Agreement for a MONY Equity Portfolio will require the affirmative vote of a majority of the outstanding voting securities of that Portfolio. In accordance with the 1940 Act and as used in this Proposal 4, a "majority of the outstanding voting securities" of a MONY Equity Portfolio means the lesser of (a) 67% or more of the shares of that Portfolio present at the Meeting if the owners of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of that Portfolio.

If the shareholders of a MONY Equity Portfolio approve the New Sub-Advisory Agreement, it will become effective with respect to that Portfolio upon termination of the Current Sub-Advisory Agreement in accordance with its terms, which would occur upon consummation of the AXA/MONY Merger. If the shareholders of a MONY Equity Portfolio have not approved the New Sub-Advisory Agreement by the time the AXA/MONY Merger is consummated, the Current Sub-Advisory Agreement will terminate upon consummation of that Merger and Boston Advisors will serve as the sub-adviser to that Portfolio pursuant to an interim Sub-Advisory Agreement in accordance with the terms of Rule 15a-4 under the 1940 Act. The interim Sub-Advisory Agreement is substantially similar to the Current and New Sub-Advisory Agreements, except for the dates of execution, the duration of the agreement, which is limited under the rule to a period no greater than 150 days following the AXA/MONY Merger, and the timing for the payment of compensation, which must be held in escrow pending shareholder approval of the New
Sub-Advisory Agreement. If shareholders do not approve the New Sub-Advisory Agreement, Boston Advisors would be paid the lesser of its costs in performing under the interim agreement and the total amount in the escrow account. If the AXA/MONY Merger is not consummated, the Current Sub-Advisory Agreement will remain in effect until otherwise terminated in accordance with its terms.

 THE MONY FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS
               INSTRUCT THE SHAREHOLDERS TO VOTE "FOR" PROPOSAL 4.
                    ________________________________________

PROPOSAL 5:   TO APPROVE AN AGREEMENT  AND PLAN OF  CONVERSION  AND  TERMINATION
              PROVIDING  FOR  THE  CONVERSION  OF  EACH  MONY  PORTFOLIO  INTO A
              CORRESPONDING,  NEWLY  CREATED  EQ  PORTFOLIO,  AS  SET  FORTH  IN
              APPENDIX A TO THIS PROXY STATEMENT/PROSPECTUS,  AND, IN CONNECTION
              THEREWITH,  THE  ACQUISITION  BY SUCH EQ  PORTFOLIO  OF ALL OF THE
              ASSETS  OF  SUCH  MONY  PORTFOLIO,  IN  EXCHANGE  SOLELY  FOR  THE
              ASSUMPTION OF ALL  LIABILITIES  OF SUCH MONY  PORTFOLIO BY SUCH EQ
              PORTFOLIO  AND  SHARES OF SUCH  EQ PORTFOLIO,  AND THE  SUBSEQUENT
              LIQUIDATION OF SUCH MONY PORTFOLIO.

                  (ALL MONY PORTFOLIOS, EACH VOTING SEPARATELY)

BACKGROUND

At the Meeting, the shareholders of each MONY Portfolio will be asked to approve an Agreement and Plan of Conversion and Termination (the "Reorganization Plan") for their Portfolio. The Reorganization Plan provides for the conversion of each MONY Portfolio into a corresponding, newly created EQ Portfolio, as set forth in Appendix A. Equitable is the investment manager of each EQ Portfolio and will oversee its management. MONY Capital, the current Sub-Adviser for the MONY Income Portfolios, will be the Sub-Adviser for the corresponding EQ Portfolios ("EQ Income Portfolios"). Boston Advisors, the current Sub-Adviser for the MONY Equity Portfolios, will be the Sub-Adviser for the corresponding EQ Portfolios ("EQ Equity Portfolios"). The Reorganization Plan is attached to this Proxy Statement/Prospectus as Appendix F.

The EQ Trust serves as an investment vehicle for use in connection with Contracts issued by participating insurance companies. The insurance companies invest the net premiums and contributions under the Contracts at the direction of the Contractholders in the investment divisions of a Separate Account or Accounts of the insurance company, which invest in corresponding series of the EQ Trust.

IT IS EXPECTED THAT THE REORGANIZATIONS WILL TAKE PLACE SHORTLY AFTER THE AXA/MONY MERGER TAKES PLACE. IF YOU APPROVE THE REORGANIZATIONS, THE NEW ADVISORY AGREEMENT, NEW SERVICES AGREEMENT AND NEW SUB-ADVISORY AGREEMENTS DESCRIBED IN PROPOSALS 1-4, WHICH YOU ARE BEING ASKED TO APPROVE, WILL BE IN EFFECT ONLY FOR THE RELATIVELY SHORT PERIOD OF TIME BETWEEN THE CLOSING OF THE AXA/MONY MERGER AND THE CLOSING OF THE REORGANIZATIONS. HOWEVER, YOUR APPROVAL OF THE NEW ADVISORY AGREEMENT, NEW SERVICES AGREEMENT AND NEW SUB-ADVISORY AGREEMENTS IS NECESSARY TO ENSURE THAT THE MONY FUND DOES NOT HAVE TO MAKE OTHER ARRANGEMENTS WITH MONY AMERICA, MONY LIFE, BOSTON ADVISORS OR MONY CAPITAL FOR INVESTMENT ADVISORY SERVICES DURING THAT PERIOD OF TIME.

SUMMARY OF THE PROPOSED REORGANIZATIONS

THE PROPOSED REORGANIZATIONS

The Reorganization Plan provides, with respect to each Reorganization, for:

o the transfer of all of the assets of the MONY Portfolio to the corresponding EQ Portfolio in exchange for Class IA shares of the EQ Portfolio equal in number to the MONY Portfolio's shares then outstanding;

o the assumption by the EQ Portfolio of all of the liabilities of the MONY Portfolio;

o distribution to the Separate Accounts of those Class IA shares of the EQ Portfolio; and

o  complete termination of the MONY Portfolio.

Subject to approval of the Contractholders, each Reorganization is expected to be effective upon the close of business on July 9, 2004, or on a later date the EQ Trust and the MONY Fund agree upon ("Closing Date"). As a result of each Reorganization, each Contractholder whose Contract values are invested in shares of a MONY Portfolio would become an indirect owner of shares of the corresponding EQ Portfolio. Each such Contractholder indirectly would hold, immediately after the Closing Date, Class IA shares of the applicable EQ Portfolio having an aggregate value equal to the aggregate value of the shares of the MONY Portfolio indirectly held by that Contractholder as of the Closing Date.

Each MONY Portfolio has a single class of shares ("Acquired Portfolio Shares"). Each EQ Portfolio's shares are divided into two classes, designated Class IA and Class IB shares. Only Class IA shares of the EQ Portfolios (collectively, "Acquiring Portfolio Shares") are involved in the Reorganizations. The Acquiring Portfolio Shares are substantially similar to the Acquired Portfolio Shares.

In considering whether to approve the Reorganization Plan, you should note that:

o The Reorganizations are part of an overall proposed restructuring of the MONY Portfolios that is expected to take place soon after the consummation of the AXA/MONY Merger. The primary purpose of this restructuring is to re-align the investment options currently offered by the MONY Fund within the EQ Trust product line. This realignment is intended to benefit Contractholders by creating a larger and more diversified family of funds with increased potential for asset growth and the benefits of that growth resulting from economies of scale. This realignment also is intended to benefit Contractholders by making the operations of the variable insurance portfolios offered to Contractholders more efficient to operate and to provide advantages to the portfolios through the oversight of their performance by Equitable and through additional distribution, operational and client servicing support capabilities. This realignment also is intended to benefit Contractholders by facilitating the offering of Contract exchange privileges among a wider array of mutual funds.

o Each EQ Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. If the Reorganizations are approved, each EQ Portfolio will assume the operating history and performance record of the corresponding MONY Portfolio.

o Each MONY Portfolio and its corresponding EQ Portfolio have substantially identical investment objectives, policies and risks. The MONY Portfolios and the EQ Portfolios have somewhat different fundamental and non-fundamental investment restrictions. However, Equitable believes that there are no differences that would have a material adverse effect on the ability of a Sub-Adviser of an EQ Portfolio to manage that Portfolio in a manner that is substantially similar, if not identical, to the manner in which that Sub-Adviser manages the corresponding MONY Portfolio. The EQ Portfolios' fundamental and non-fundamental investment restrictions generally provide more investment flexibility than those of the MONY Portfolios.

o Equitable (the "Manager") rather than MONY America will serve as each EQ Portfolio's investment manager. However, MONY Capital, the current Sub-Adviser to the MONY Income Portfolios, and Boston Advisors, the current Sub-Adviser to the MONY Equity Portfolios, will serve as the Sub-Advisers for the EQ Income Portfolios and EQ Equity Portfolios, respectively, immediately after the Reorganizations and will be responsible for the day-to-day management of their respective MONY Portfolios, subject to the oversight of the Manager and the Board of Trustees of the EQ Trust ("EQ Board").

o The management fee rate paid by each EQ Portfolio is the same as that of the corresponding MONY Portfolio. In addition, it is expected that, after the Reorganizations, the total annual operating expense ratio (absent any fee waivers and expense reimbursements) of each new EQ Income Portfolio will be the same as or lower than that of the corresponding existing MONY Income Portfolio for the last fiscal year. For purposes of this comparison, the total annual operating expense ratios of the MONY Portfolios for the last fiscal year were adjusted to reflect the full year impact of changes to the administration fees paid by the MONY Portfolios that took effect on July 1, 2003. Equitable also has agreed to waive its fees and reimburse the other expenses of each EQ Income Portfolio to the extent necessary to ensure that the total annual operating expense ratio of each such Portfolio does not exceed the expense limit that is currently in effect for the corresponding MONY Income Portfolio. The fee waiver and expense reimbursement arrangement will be in effect at least through April 30, 2005 and will be considered for renewal annually by the Manager and the EQ Board.

o IT IS ALSO EXPECTED THAT, AFTER THE REORGANIZATIONS, THE TOTAL ANNUAL OPERATING EXPENSE RATIO (BEFORE FEE WAIVERS AND EXPENSE REIMBURSEMENTS) OF

   EACH NEW EQ EQUITY PORTFOLIO WILL BE HIGHER THAN THAT OF THE CORRESPONDING EXISTING MONY EQUITY PORTFOLIO FOR THE LAST FISCAL YEAR (AS ADJUSTED).
   HOWEVER, THE MANAGER HAS AGREED TO WAIVE ITS FEES AND REIMBURSE THE OTHER EXPENSES OF EACH EQ EQUITY PORTFOLIO TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSE RATIO OF EACH SUCH PORTFOLIO DOES NOT EXCEED THAT OF THE CORRESPONDING MONY EQUITY PORTFOLIO FOR THE LAST FISCAL YEAR (AS ADJUSTED). THE FEE WAIVER AND EXPENSE REIMBURSEMENT ARRANGEMENTS FOR THE EQ PORTFOLIOS WILL BE IN EFFECT AT LEAST THROUGH APRIL 30, 2005 AND WILL BE CONSIDERED FOR RENEWAL ANNUALLY BY THE MANAGER AND THE EQ BOARD.

o The total annual expense ratios of the EQ Equity Portfolios (before fee waivers and expense reimbursements) are expected to be higher than those of the corresponding MONY Equity Portfolios for the last fiscal year (as adjusted) for the following reasons:

   o Each EQ Portfolio pays a flat fee for certain administrative services equal to $30,000 per EQ Portfolio plus its portion of the aggregate asset-based fee paid by the EQ Trust for such services, which is based on the net assets of the EQ Trust as a whole and is equal to an annual rate of 0.04% of the first $3 billion of total EQ Trust average daily net assets, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.0225% of the total EQ Trust average daily net assets in excess of $10 billion. The MONY Equity Portfolios also pay an asset-based fee for certain administrative services equal to an annual rate of 0.07% on the first $250 million of average daily net assets, 0.05% on the next $250 million of average daily net assets, and 0.03% of the average daily net assets in excess of $500 million with a minimum annual fee of $25,000 per Portfolio, but do not pay an additional flat fee for such services.

   o In addition, each EQ Portfolio pays the same flat fee for audit services provided by the EQ Trust's independent auditors regardless of the size of the EQ Portfolio, while the MONY Fund allocates the aggregate audit fee it pays to its independent auditors among the MONY Portfolios based on the net assets of each such Portfolio.

   o In general, flat fees tend to increase the total annual operating expense ratios of relatively small portfolios to a greater extent than those of larger portfolios because there is a smaller asset base from which to pay such expenses. The MONY Equity Portfolios are relatively small portfolios. Thus, it is expected that, after the Reorganizations, the total annual expense ratios (before fee waivers and expense reimbursements) of the EQ Equity Portfolios will be higher than those of the corresponding MONY Equity Portfolios for the last fiscal year (as adjusted).

o The EQ Trust is organized as a Delaware statutory trust, while the MONY Fund is organized as a Maryland corporation. Thus, the restructuring into series of the EQ Trust will cause the MONY Portfolios' governance to be part of a Delaware statutory trust. There are certain differences between Maryland corporate law and Delaware statutory trust law; a Delaware statutory trust generally has greater flexibility in conducting its operations.

o The MONY Fund will provide a directors' and officers' liability insurance policy for the Independent Directors in connection with the closing of the AXA/MONY Merger. MONY Life Insurance Company has agreed to indemnify the Independent Directors for the retention amount of this policy.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

Each MONY Portfolio and its corresponding EQ Portfolio has substantially identical investment objectives and policies. However, the investment objectives of the EQ Portfolios, unlike those of the MONY Portfolios, are not fundamental and can be changed without shareholder approval. Each MONY Portfolio and its corresponding EQ Portfolio also has substantially identical principal risks, as set forth in the following table. A complete description of the investment objectives, policies and risks of the EQ Portfolios is set forth in Appendix G.

--------------------------------------------------------------------------------
EQ/MONY DIVERSIFIED PORTFOLIO            EQ/MONY EQUITY GROWTH PORTFOLIO
o     Asset Allocation Risk              o     Equity Risk
o     Equity Risk                        o     Small- and Mid-Cap Company Risk
o     Fixed Income Risk
--------------------------------------------------------------------------------

        Credit Risk                      o     Growth Investing Risk
        Interest Rate Risk
        Investment Grade Securities Risk
--------------------------------------------------------------------------------
EQ/MONY EQUITY INCOME PORTFOLIO          EQ/MONY GOVERNMENT SECURITIES PORTFOLIO
o     Equity Risk                        o     Fixed Income Risk
                                                  Interest Rate Risk
                                                  Mortgage-Backed     Securities
                                                  Risk
--------------------------------------------------------------------------------
EQ/MONY INTERMEDIATE TERM BOND PORTFOLIO EQ/MONY LONG TERM BOND PORTFOLIO
o     Fixed Income Risk                  o     Fixed Income Risk
         Asset-Backed Securities Risk             Asset-Backed Securities Risk
         Interest Rate Risk                       Interest Rate Risk
         Investment   Grade   Securities          Investment   Grade  Securities
         Risk                                     Risk
         Mortgage-Backed Securities Risk          Mortgage-Backed     Securities
                                                  Risk
--------------------------------------------------------------------------------
EQ/MONY MONEY MARKET PORTFOLIO
o     Fixed Income Risk
         Asset-Backed Securities Risk
         Credit Risk
         Interest Rate Risk
         Mortgage-Backed Securities Risk
         Money Market Risk
--------------------------------------------------------------------------------

The MONY Portfolios and the EQ Portfolios have somewhat different fundamental and non-fundamental investment restrictions. However, the Manager believes that there are no differences that would have a material adverse effect on the ability of a Sub-Adviser of an EQ Portfolio to manage that Portfolio in a manner that is substantially similar, if not identical, to the manner in which that Sub-Adviser manages the corresponding MONY Portfolio.

The EQ Portfolios' fundamental and non-fundamental investment restrictions generally provide more investment flexibility than those of the MONY Portfolios. For example, the MONY Portfolios have fundamental investment restrictions that prohibit borrowing, investing in obligations that are not denominated in US dollars, writing or purchasing put or call options, investing in the securities of other open-end investment companies, or investing in the securities of any company for the purpose of exercising control. These restrictions are more prohibitive than the provisions of the federal securities laws that govern investment companies and, although an EQ Portfolio may not have a present intention to make such investments, these restrictions could impede the Portfolio's future investment activities. A chart comparing the fundamental and non-fundamental investment restrictions of the EQ Trust and the MONY Fund is included in Appendix H.

EXPENSE TABLES

The following table describes the fees and expenses of the MONY Portfolios. Expenses for each MONY Portfolio are based on the operating expenses incurred by that Portfolio for the fiscal year ended December 31, 2003. The total annual operating expense ratios of the MONY Portfolios for the last fiscal year have been restated to reflect the full year impact of changes to the administration fees paid by the MONY Portfolios that took effect beginning on July 1, 2003. Each EQ Portfolio is newly organized and has not had any operations of its own to date. Thus, the expenses of each EQ Portfolio shown in the table below are estimated. The tables below do not reflect any insurance or Separate Account fees and expenses, which are imposed under the Contracts. If such fees and expenses were reflected, the total expenses would be higher.

There are no fees or charges to buy or sell shares of either the MONY Portfolios or the EQ Portfolios, reinvest dividends or exchange into other Portfolios.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses  that  are  deducted  from  Portfolio  assets,  shown  as a ratio of expenses to average daily net assets)
-----------------------------------------------------------------------------------------
                                                     TOTAL
                                                     ANNUAL      LESS FEE
                                                     PORTFOLIO   WAIVERS AND    NET
                       MANAGEMENT  12B-1   OTHER     OPERATING   EXPENSE        OPERATING
                       FEES        FEES    EXPENSES  EXPENSES    REIMBURSEMENTS EXPENSES
-----------------------------------------------------------------------------------------
MONY DIVERSIFIED       0.50%       None    2.63%      3.13%      (1.98)%        1.15%
PORTFOLIO**
PRO FORMA - THE        0.50%       None    4.14%      4.64%      (3.49)%        1.15%
COMBINED PORTFOLIOS
(CLASS IA)*
-----------------------------------------------------------------------------------------
MONY EQUITY GROWTH     0.50%       None    2.99%      3.49%      (2.34)%        1.15%
PORTFOLIO**
PRO FORMA - THE        0.50%       None    4.71%      5.21%      (4.06)%        1.15%
COMBINED PORTFOLIOS
(CLASS IA)*
-----------------------------------------------------------------------------------------
MONY EQUITY INCOME     0.50%       None    0.45%      0.95%        NA           0.95%
PORTFOLIO
PRO FORMA - THE        0.50%       None    0.69%      1.19%      (0.24)%        0.95%
COMBINED PORTFOLIOS
(CLASS IA)*
-----------------------------------------------------------------------------------------
MONY GOVERNMENT        0.50%       None    0.16%      0.66%        NA           0.66%
SECURITIES PORTFOLIO
PRO FORMA - THE        0.50%       None    0.15%      0.65%       0.00%         0.65%
COMBINED PORTFOLIOS
(CLASS IA)*
-----------------------------------------------------------------------------------------
MONY INTERMEDIATE      0.50%       None    0.16%      0.66%        NA           0.66%
TERM BOND PORTFOLIO
PRO FORMA - THE        0.50%       None    0.16%      0.66%       0.00%         0.66%
COMBINED PORTFOLIOS
(CLASS IA)*
-----------------------------------------------------------------------------------------
MONY LONG TERM BOND    0.50%       None    0.16%      0.66%        NA           0.66%
PORTFOLIO
PRO FORMA - THE        0.50%       None    0.16%      0.66%       0.00%         0.66%
COMBINED PORTFOLIOS
(CLASS IA)*
-----------------------------------------------------------------------------------------
MONY MONEY MARKET      0.40%       None    0.12%      0.52%        NA           0.52%
PORTFOLIO***
PRO FORMA - THE        0.40%       None    0.09%      0.49%       0.00%         0.49%
COMBINED PORTFOLIOS
(CLASS IA)*
-----------------------------------------------------------------------------------------
* Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the EQ Portfolio until April 30, 2005 ("Expense Limitation  Agreement")
so that the Total Annual  Portfolio  Operating  Expenses of the Class IA shares of the EQ
Portfolio (exclusive of taxes, interest, brokerage commissions,  capitalized expenses and extraordinary  expenses)  do not  exceed the  following  amounts:  1.15% for the  EQ/MONY
Diversified  and EQ/MONY  Equity Growth  Portfolios;  0.95% for the EQ/MONY Equity Income
Portfolio;  0.75% for the EQ/MONY Government  Securities,  EQ/MONY Intermediate Term Bond
and EQ/MONY Long Term Bond Portfolios;  and 0.50% for the EQ/MONY Money Market Portfolio.
The Manager may be reimbursed the amount of any such payments or waivers with three years of such payments under certain conditions. For more information on the Expense Limitation
Agreement, see "Expense Limitation Agreement."

** MONY America has entered into an expense  reimbursement  agreement  with the MONY Fund whereby MONY America  agrees to reimburse  the MONY  Portfolio to the extent total annual operating  expenses  exceed the levels  shown above  under Net  Operating  Expenses.  The expense reimbursement agreement is effective through April 30, 2005.

*** MONY  America  has advised  the MONY Fund that it will waive its  management  fee and reimburse the other expenses of the MONY Money Market  Portfolio to the extent  necessary to ensure that the total annual operating expense ratio of that Portfolio does not exceed
0.50%  of its  average  daily  net  assets.  This  arrangement  is  voluntary  and may be terminated or modified at any time.

EXAMPLES OF PORTFOLIO EXPENSES

The following examples are intended to help you compare the cost of investing in each of the Portfolios. The examples assume that you invest $10,000 in each

Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that each Portfolio's operating expenses remain the same, and (if applicable) that the expense limitation currently in place is not renewed. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower. The examples below do not reflect any insurance or Separate Account fees and expenses, which are imposed under the Contracts. If such fees and expenses were reflected, the total expenses would be higher.

--------------------------------------------------------------------------------
                                1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
MONY DIVERSIFIED PORTFOLIO       $117         $780        $1,467       $3,301
PRO FORMA - THE COMBINED         $117        $1,084       $2,059       $4,525
PORTFOLIOS
--------------------------------------------------------------------------------
MONY EQUITY GROWTH PORTFOLIO     $117         $853        $1,611       $3,609
PRO FORMA - THE COMBINED         $117        $1,197       $2,272       $4,941
PORTFOLIOS
--------------------------------------------------------------------------------
MONY EQUITY INCOME PORTFOLIO      $97         $303         $525        $1,166
PRO FORMA - THE COMBINED          $97         $354         $631        $1,422
PORTFOLIOS
--------------------------------------------------------------------------------
MONY GOVERNMENT SECURITIES        $67         $211         $368         $822
PORTFOLIO
PRO FORMA - THE COMBINED          $66         $208         $362         $810
PORTFOLIOS
--------------------------------------------------------------------------------
MONY INTERMEDIATE TERM BOND       $67         $211         $368         $822
PORTFOLIO
PRO FORMA - THE COMBINED          $67         $211         $368         $822
PORTFOLIOS
--------------------------------------------------------------------------------
MONY LONG TERM BOND               $67         $211         $368         $822
PORTFOLIO
PRO FORMA - THE COMBINED          $67         $211         $368         $822
PORTFOLIOS
--------------------------------------------------------------------------------
MONY MONEY MARKET PORTFOLIO       $53         $167         $291         $653
PRO FORMA - THE COMBINED          $50         $157         $274         $616
PORTFOLIOS
--------------------------------------------------------------------------------

COMPARISON OF PERFORMANCE OF EQ PORTFOLIOS

Each EQ Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy
Statement/Prospectus. After the Reorganizations, which are subject to Contractholder approval, each EQ Portfolio, as the successor to the corresponding MONY Portfolio, will assume the operating history and performance record of that MONY Portfolio. Past performance is not an indication of future results. Performance information for the MONY Portfolios is shown in Appendix I.

MANAGEMENT OF THE EQ PORTFOLIOS

Equitable, through its AXA Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, will serve as each EQ Portfolio's investment manager. As Manager, Equitable is responsible for the general management and administration of the EQ Trust and the EQ Portfolios, including the selection of Sub-Advisers. The Manager receives a fee from each EQ Portfolio, as shown in the expense table above, for providing management services.

The current Sub-Adviser for each MONY Portfolio will serve as the Sub-Adviser for the corresponding EQ Portfolio immediately after the Reorganizations and will be responsible for the day-to-day management of that EQ Portfolio, subject to the oversight of the Manager and the EQ Board. Each Sub-Adviser receives a fee from the Manager (not the EQ Portfolios) for providing advisory services to the EQ Portfolios.

Please see "The Investment Manager" and "The Sub-Advisers" sections below for further information.

COMPARISON OF DISTRIBUTION POLICIES AND PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

The MONY Portfolios and the EQ Portfolios have substantially similar distribution policies, purchase procedures, exchange rights and redemption procedures. Each of the Portfolios offers its shares to Separate Accounts and may offer shares to other affiliated and unaffiliated insurance companies as well as certain tax-qualified retirement plans. Shares of each of the Portfolios are offered and redeemed at their net asset value without any sales load.

Please see the "Dividends and Distributions" and "Purchase, Exchange and Redemption Procedures" sections below for further information.

TAX CONSEQUENCES OF THE PROPOSED REORGANIZATIONS

As a condition to the consummation of each Reorganization, the MONY Fund and the EQ Trust will receive an opinion from Kirkpatrick & Lockhart LLP ("K&L"), substantially to the effect that, with respect to such Reorganization, the MONY Portfolio, the EQ Portfolio and the Separate Accounts will recognize no gain or loss as a result of the Reorganization. The holding period for and the aggregate tax basis in an EQ Portfolio's shares a Separate Account receives pursuant to a Reorganization will include, in each instance, the holding period for, and will be the same as the aggregate tax basis in the MONY Portfolio's shares the Separate Account holds immediately prior to the Reorganization (provided the Separate Account holds the shares as capital assets on the date of the Reorganization). Also, an EQ Portfolio's holding period for and tax basis in each asset a MONY Portfolio transfers to it will include the MONY Portfolio's holding period for, and will be the same as the EQ Portfolio's tax basis in that asset immediately prior to the Reorganization.

As a further condition to the consummation of each Reorganization, MONY Life and MONY America will receive an opinion from Sutherland, Asbill & Brennan LLP, substantially to the effect that, with respect to each Reorganization, (1) Contractholders will recognize no gain or loss as a result of the Reorganization and (2) the Reorganization will not affect the status of the Contracts issued by MONY Life or MONY America as "life insurance contracts" for federal tax purposes.

Please see the "Federal Income Tax Consequences of the Proposed Reorganizations" section below for further information.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

TERMS OF THE REORGANIZATION PLAN

The following discussion of the Reorganization Plan is qualified in its entirety by reference to the Reorganization Plan attached to this Proxy Statement/Prospectus as Appendix F. The Reorganization Plan provides that each Acquiring Portfolio will acquire all of the assets of the corresponding Acquired Portfolio in exchange solely for shares of the Acquiring Portfolio and its assumption of the Acquired Portfolio's liabilities. Subject to the satisfaction of the conditions described below, the approved Reorganizations will take place at the close of business on July 9, 2004, or a later date agreed to by the EQ Trust and the MONY Fund. With respect to each Reorganization, the Acquiring Portfolio will issue to the Acquired Portfolio the number of full and fractional (rounded to the eighth decimal place) Acquiring Portfolio Shares equal to the number of full and fractional Acquired Portfolio Shares then outstanding and assume the liabilities of the Acquired Portfolio.

The number of full and fractional Acquiring Portfolio Shares received with respect to a Contractholder whose Contract values are invested in shares of the corresponding Acquired Portfolio will be equal in value to those Acquired Portfolio Shares immediately after the close of business (4 p.m., Eastern Time) on the Closing Date. As promptly as practicable after the Closing Date, each Acquired Portfolio will terminate and distribute to the Separate Accounts the Acquiring Portfolio Shares received by the Acquired Portfolio in the Reorganization. After such distribution, the MONY Fund will take all necessary steps under Maryland law, its Articles of Incorporation and any other applicable law to effect a complete dissolution of each Acquired Portfolio.

The MONY Board, including the Independent Directors, has determined, with respect to each Acquired Portfolio, that the interests of Contractholders whose Contract values are invested in shares of the Acquired Portfolio will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Acquired Portfolio.

The Reorganization Plan provides that the EQ Trust and the MONY Fund may waive compliance with any of the conditions made therein for the benefit of its Portfolios, other than the requirements that (1) the MONY Fund and the EQ Trust shall have received the opinion of K&L that each Reorganization will constitute a tax-free reorganization for federal income tax purposes and (2) the AXA/MONY Merger shall have been substantially consummated.

AXA Financial will pay the MONY Fund's expenses in connection with the Reorganizations. The Reorganization Plan limits the expenses that AXA Financial may bear to those "solely and directly" related to the Reorganizations and, in addition, specifically provides that expenses will be borne by the party directly incurring them (E.G., a Portfolio) if necessary to avoid certain adverse tax consequences. Notwithstanding these provisions, it is not expected that any Portfolio will have to bear any expenses in connection with the transactions contemplated by the Reorganization Plan or otherwise described herein.

Approval of the Reorganization Plan with respect to a Reorganization will require the affirmative vote of a majority of the shares of the participating Acquired Portfolio entitled to be voted at the Meeting. If the Reorganization Plan is not approved by the Shareholders of an Acquired Portfolio or is not
consummated with respect to that Acquired Portfolio for any other reason, the MONY Board will consider other possible courses of action for that Acquired Portfolio. Please see the "Voting Information" section below for more information.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

The Shareholders of each Acquired Portfolio will receive Class IA shares of the corresponding Acquiring Portfolio in accordance with the procedures provided for in the Reorganization Plan as described above. Each such share will be fully paid and nonassessable when issued and will have no preemptive or conversion rights.

The EQ Trust has an unlimited number of authorized shares of beneficial interest, par value $0.01 per share. These authorized shares may be divided into series and classes thereof. The EQ Trust's Agreement and Declaration of Trust authorizes its Board of Trustees to issue shares in different series. In addition, that Agreement and Declaration of Trust authorizes the EQ Board to create new series and to designate the rights and preferences of the shareholders of each of the series. The EQ Board does not need additional shareholder action to divide the EQ Trust's shares into separate series or classes or to name the shareholders' rights and preferences.

The EQ Trust currently has two classes of shares (Class IA and Class IB shares), which differ only in that the Class IB shares of the EQ Trust are subject to a distribution plan adopted and administered pursuant to Rule 12b-1 under the 1940 Act. Class IA shares of the EQ Trust are substantially similar to the shares of the MONY Fund. Class IB shares are not involved in the Reorganizations.

EVALUATION BY THE MONY BOARD

The MONY Board met on December 11, 2003, February 4, 2004 and May 11, 2004, to consider the Reorganizations. The Independent Directors, together with their independent legal counsel, also met on December 23, 2003, January 9, 2004, February 2, 2004 and February 17, 2004 to consider the Reorganizations. At the December 11, 2003 and February 4, 2004 meetings, representatives of MONY America and Equitable provided, and the MONY Board reviewed, detailed information about the proposed Reorganizations. Equitable reviewed the EQ Trust product line and its distribution network and explained its belief that the Reorganizations would benefit Contractholders by creating a larger and more diversified family of funds with increased potential for asset growth and the benefits of that growth resulting from economies of scale. Equitable also explained its belief that the Reorganizations would make the operations of the variable insurance portfolios offered to Contractholders more efficient to operate and would provide advantages to the portfolios through the oversight of their performance by Equitable and through additional distribution, operational and client servicing support capabilities. Equitable also explained its belief that the Reorganizations would facilitate the offering of Contract exchange privileges among a wider array of mutual funds.

MONY America and Equitable then noted that the investment objectives, policies and strategies of each MONY Portfolio and the corresponding EQ Portfolio would be substantially identical and that there were no plans to make any material changes to the investment objectives, policies or strategies of the EQ Portfolios after the Reorganizations. Equitable then noted that it rather than MONY America would serve as the investment manager for the EQ Portfolios and that MONY Capital, the current Sub-Adviser to the MONY Income Portfolios, and Boston Advisors, the current Sub-Adviser to the MONY Equity Portfolios, would serve as the Sub-Adviser to the EQ Income Portfolios and the EQ Equity Portfolios, respectively, subject to the oversight of Equitable and the EQ Board. Equitable described, and the MONY Board considered, various factors relating to Equitable's management of the EQ Portfolios, including: (a) the terms of the Investment Management Agreement between Equitable and the EQ Trust, including the investment management fees to be paid by the EQ Portfolios thereunder; (b) Equitable's financial condition and resources; (c) the nature and quality of investment management services to be provided by Equitable to the EQ Portfolios; (d) Equitable's favorable history, reputation, qualifications and background, and its significant commitment of personnel and resources to support the investment management services provided to the EQ Trust; (e) the sophistication of the investment evaluation and monitoring process used by Equitable; (f) Equitable's experience as a "manager of managers" for three registered investment companies; and (g) the historical investment performance of other portfolios managed by Equitable.

MONY America and Equitable then noted that the management fee paid by each EQ Portfolio would be the same as that of the corresponding MONY Portfolio. They also noted their expectation that the total annual operating expense ratio (absent any fee waivers and expense reimbursements) of each new EQ Income Portfolio after the Reorganizations will be the same as or lower than that of the corresponding existing MONY Income Portfolio for the last fiscal year (as adjusted). They further noted their expectation that the total annual operating expense ratio (before fee waivers and expense reimbursements) of each new EQ Equity Portfolio after the Reorganizations will be higher than that of the corresponding existing MONY Equity Portfolio for the last fiscal year (as adjusted). Equitable explained, however, that it has agreed to waive its fees and reimburse the other expenses of each EQ Equity Portfolio to the extent necessary to ensure that the total annual operating expense ratio of each such Portfolio does not exceed that of the corresponding MONY Equity Portfolio for the last fiscal year (as adjusted). Equitable then reviewed with the MONY Board the terms of the fee waiver and expense reimbursement arrangements and noted that these arrangements would be in effect at least through April 30, 2005 and would be considered for renewal annually by Equitable and the EQ Board. Equitable then explained that the differences between the total annual operating expense ratios of the MONY Portfolios for the last fiscal year (as adjusted) and the anticipated total annual operating expense ratios of the corresponding EQ Portfolios are due primarily to differences in the audit fees and administration fees paid by the EQ Portfolios, as described above. Equitable noted, in particular, the effect, on a pro forma basis, of the flat fees for audit and administration services on the small portfolios and noted that the effect of such fees would decrease if the assets of the corresponding EQ Equity Portfolios increase. Equitable also explained its belief that the fees for audit and administration services are reasonable in relation to the services rendered and are within the range of such fees paid by other similar registered investment companies for similar services.

MONY America and Equitable then noted that the Reorganizations would result in the MONY Portfolios being series of a Delaware statutory trust. Then they explained to the MONY Board their belief that the Delaware statutory trust organizational form offers greater flexibility than the Maryland corporate organizational form, which should make the operation of the MONY Portfolios more efficient. Equitable noted, in particular, that a Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its articles of incorporation. A Delaware statutory trust, however, is subject to fewer statutory requirements and, thus, has greater flexibility to conduct its operations. In this regard, Equitable noted that the Delaware statutory trust organizational form has been increasingly used by mutual funds.

MONY America and Equitable then reviewed with the MONY Board the terms and conditions of the Reorganization Plan, noting that each of the Reorganizations would be tax-free to the applicable MONY Portfolio and Contractholders with amounts allocated to that Portfolio. They then informed the MONY Board that AXA Financial would bear the costs of the Reorganizations and that the interests of the Shareholders and Contractholders would not be diluted by the Reorganizations because the Reorganizations would be effected on the basis of each participating Portfolio's net asset value.

In determining whether to approve the Reorganization Plan with respect to each of the proposed Reorganizations and recommend its approval to the Contractholders, the MONY Board, including its Independent Directors, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (a) the effect of the Reorganization on the MONY Portfolio's annual operating expenses and Contractholder costs; (b) the similarities in the investment objectives, policies and strategies of each MONY Portfolio and the corresponding EQ Portfolio; (c) Equitable's investment management experience; (d) the absence of direct or indirect federal income tax consequences of the Reorganization to Contractholders; (e) the terms and conditions of the Reorganization Plan and whether the Reorganization would result in dilution of Contractholder interests;
(f) the potential benefits of the Reorganization to other persons, including MONY and AXA Financial and their respective affiliates; (g) the potential benefits of the Reorganization to the shareholders of the MONY Portfolio, including enhanced distribution, operational and client servicing support capabilities; and (h) possible alternatives to the Reorganization. The MONY Board also noted that AXA Financial would bear the costs of each Reorganization, except to the very limited extent mentioned below under "Terms of the Reorganization Plan."

In reaching the decision to recommend approval of the Reorganizations, the MONY Board, including the Independent Directors, concluded that the participation of each MONY Portfolio in the Reorganizations is in the best interests of that Portfolio and those Contractholders with amounts allocated to that Portfolio, and that the interests of those Contractholders will not be diluted as a result of the transaction. The MONY Board's conclusion as to each Reorganization was based on a number of factors, including the following:

o Each Reorganization will permit the Contractholders whose contract values are invested in a MONY Portfolio to pursue the same investment objectives using substantially identical investment policies and strategies immediately following consummation of the Reorganization;

o As a result of the Reorganization, each Contractholder whose Contract values are invested in shares of a MONY Portfolio would hold, immediately after the Closing Date, Class IA shares of the corresponding EQ Portfolio having an aggregate value equal to the aggregate value of the shares of the MONY Portfolio indirectly held by that Contractholder as of the Closing Date;

o Equitable's favorable experience and reputation as an investment manager and that, after the Reorganization, the current Sub-Adviser to each MONY Portfolio would serve as the Sub-Adviser to the corresponding EQ Portfolio;

o The management fee rate for each EQ Portfolio is identical to that of the corresponding MONY Portfolio. In addition, the total annual operating expense ratios (absent any fee waivers and expense reimbursements) of the Class IA shares of the EQ Income Portfolios after the Reorganizations are expected to be the same as or lower than those of the corresponding MONY Portfolios, and the total annual operating expense ratios (after fee waivers and expense reimbursements) of the Class IA shares of the EQ Equity Portfolios after the Reorganizations would be the same as those of the corresponding MONY Portfolios;

o The potential benefits of the Reorganizations, including enhanced distribution of the MONY Portfolios' shares and the potential for economies of scale, outweighed the higher total annual operating expense ratios (absent any fee waivers and expense reimbursements) of the EQ Equity Portfolios;

o The fee waiver and expense reimbursement arrangements for the EQ Portfolios would be in effect at least through April 30, 2005 and would be considered for renewal annually by Equitable and the EQ Board;

o The EQ Trust's fees for audit and administration services are fair and reasonable and similar to the fees paid by other similar registered investment companies for similar services;

o The Reorganizations will create a larger, more diversified family of funds with increased potential for asset growth and the benefits of that growth resulting from economies of scale and would facilitate the offering of Contract exchange privileges among a wider array of mutual funds;

o The Reorganization will result in the MONY Portfolio being reorganized into a series of a Delaware statutory trust, which offers enhanced operational flexibility, which could lead to more efficient operations; and

o  The Reorganization will not have adverse tax results to Contractholders.

On the basis of the information provided to it and its evaluation of that information, the MONY Board, including its Independent Directors, voted unanimously to approve the Reorganizations and to recommend that the Contractholders with amounts allocated to each MONY Portfolio also approve the Reorganizations.

FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED REORGANIZATIONS

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

As a condition to the consummation of each Reorganization, the MONY Fund and the EQ Trust will receive an opinion from K&L substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of the MONY Fund and the EQ Trust, for federal income tax purposes, with respect to each Reorganization, (1) the Reorganization will qualify as a "reorganization" (as defined in section 368(a)(1) of the Code), and the Acquired Portfolio and the Acquiring Portfolio participating therein each will be a "party to a reorganization" within the meaning of section 368(b) of the Code; (2) neither the Acquired Portfolio nor the Acquiring Portfolio will recognize gain or loss on the Reorganization; (3) the Separate Accounts will not recognize any gain or loss on the exchange of their Acquired Portfolio Shares for Acquiring Portfolio Shares; (4) the holding period for and the aggregate tax basis in the Acquiring Portfolio Shares a Separate Account receives pursuant to the Reorganization will include, in each instance, the holding period for, and will be the same as the aggregate tax basis in, the Acquired Portfolio Shares the Separate Account holds immediately prior to the Reorganization (provided the Separate Account holds the shares as capital assets on the date of the Reorganization); (5) the Acquiring Portfolio's holding period for and tax basis in each asset the Acquired Portfolio transfers to it will include the Acquired Portfolio's holding period for, and will be the same as the Acquiring Portfolio's tax basis in, that asset immediately prior to the Reorganization; and (6) for purposes of section 381 of the Code, the Acquiring Portfolio will be treated as if there had been no Reorganization (and, accordingly, the Reorganization will not result in the termination of the Acquired Portfolio's taxable year, the Acquiring Portfolio will take into account the Acquired Portfolio's tax attributes enumerated in section 381(c) of the Code as if there had been no Reorganization, and the part of the Acquired Portfolio's taxable year before the Reorganization will be included in the Acquiring Portfolio's taxable year after the Reorganization). Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of a Reorganization on the participating Portfolios or a Separate Account with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Neither the MONY Fund nor the EQ Trust expects such exception to have any practical adverse effect on the Contractholders.

As a further condition to the consummation of each Reorganization, MONY Life and MONY America will receive an opinion from Sutherland, Asbill & Brennan LLP, substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of MONY Life and MONY America, for federal income tax purposes, with respect to each Reorganization, (1) Contractholders will recognize no gain or loss as a result of the Reorganization and (2) the Reorganization will not affect the status of the Contracts issued by MONY Life or MONY America as "life insurance contracts" under the Code.

The foregoing description of the federal income tax consequences of the Reorganizations does not take into account the particular circumstances of any Contractholder. If a Reorganization fails to meet the requirements of section 368(a)(1), a Separate Account could realize a gain or loss on the transaction. Contractholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign and other taxes.

RIGHTS OF SHAREHOLDERS OF THE ACQUIRED PORTFOLIOS AND ACQUIRING PORTFOLIOS

The MONY Fund and the EQ Trust are both registered as open-end management investment companies under the 1940 Act. However, they are organized under the laws of different states. The MONY Fund is organized as a Maryland corporation, while the EQ Trust is organized as a Delaware statutory trust. Accordingly, there are minor differences between the rights of a shareholder of the Acquired Portfolios and the rights of a shareholder of the Acquiring Portfolios. The table below summarizes certain differences between the rights of a shareholder of a Maryland corporation and a shareholder of a Delaware statutory trust.

--------------------------------------------------------------------------------
                     MARYLAND CORPORATION           DELAWARE STATUTORY TRUST
--------------------------------------------------------------------------------
Shareholder          Shareholders generally have    Shareholders are entitled
Liability            no personal liability for the  to the same limitations on
                     corporation's obligations,     liability extended to
                     except that a shareholder may  shareholders of
                     be liable to the extent that   corporations, however,
                     he or she receives any         shareholders might be held
                     distribution that exceeds the  personally liable for a
                     amount he or she could         trust's obligations to the
                     properly receive under         extent the courts of
                     Maryland law or where such     another state that does not
                     liability is necessary to      recognize such limited
                     prevent fraud.                 liability were to apply the
                                                    laws of such state to a
                                                    controversy involving such
                                                    obligations.
--------------------------------------------------------------------------------
Annual Shareholder   There is no statutory          There is no statutory
Meetings             requirement that a             requirement that a
                     corporation hold annual        corporation hold annual
                     shareholder meetings, but its  shareholder meetings, but
                     articles of incorporation may  its declaration of trust
                     require annual shareholder     may require annual
                     meetings.                      shareholder meetings.
--------------------------------------------------------------------------------
Shareholder          Shareholder approval is        There is no statutory
Approval of Certain  required for certain actions,  requirement for shareholder
Actions              including the following:       approval of certain
                     changing the name or domicile  actions; such approval is
                     of the corporation; amending   necessary only if required
                     the articles of                by the declaration of trust.
                     incorporation; merging,
                     consolidating or selling
                     substantially all of the
                     corporation's assets; or
                     dissolving the corporation.
--------------------------------------------------------------------------------
Dissenters' Rights   Maryland law confers upon      Delaware law does not
                     shareholders limited rights    confer upon shareholders
                     of appraisal.                  rights of appraisal.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE EQ PORTFOLIOS

THE INVESTMENT MANAGER

Equitable, through its AXA Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the EQ Trust, on behalf of the EQ Portfolios, pursuant to an Investment Management Agreement, the terms of which are described below ("EQ Management Agreement"). As Manager, Equitable is responsible for the general management and administration of the EQ Trust and the EQ Portfolios, including the selection of Sub-Advisers. The Manager plays an active role in monitoring each EQ Portfolio and Sub-Adviser by using systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Sub-Adviser's portfolio management team to ensure that investment activities remain consistent with the EQ Portfolios' investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Sub-Adviser's overall business. The Manager monitors continuity in the Sub-Adviser's operations and changes in investment personnel and senior management. The Manager also performs annual due diligence reviews with each Sub-Adviser.

In its capacity as manager, Equitable obtains detailed, comprehensive information concerning each EQ Portfolio, Sub-Adviser performance and EQ Portfolio operations, which it uses to supervise and monitor the Sub-Advisers and the EQ Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Sub-Adviser and for developing the criteria by which EQ Portfolio performance is measured.

The Manager selects Sub-Advisers from a pool of candidates, including its affiliates, to manage the EQ Portfolios. Equitable may add to, dismiss or substitute for the Sub-Advisers responsible for managing an EQ Portfolio's assets subject to the approval of the EQ Boards. The Manager also has discretion to allocate an EQ Portfolio's assets among the Portfolio's Sub-Advisers. The Manager recommends Sub-Advisers for each EQ Portfolio to the EQ Board based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser's skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Sub-Advisers. The Manager has received an exemptive order from the SEC to permit it and the EQ Board to select and replace Sub-Advisers and to amend the sub-advisory agreements between the Manager and the Sub-Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the EQ Board, to appoint and replace Sub-Advisers and to amend advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with any of its "affiliated persons" (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Sub-Adviser") unless the advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected EQ Portfolio's shareholders.

THE EQ MANAGEMENT AGREEMENT

Each of the EQ Portfolios is deemed to have a separate agreement with the Manager, although the terms of these separate agreements are contained in one document. The EQ Management Agreement is dated as of April 1, 2004.

The EQ Management Agreement imposes the following obligations upon the Manager:

   o Selecting and contracting, at its own expense, with Sub-Advisers to manage the investment operations and composition of each EQ Portfolio, subject to the general supervision of the EQ Board.

   o  Overall   supervisory   responsibility  for  the  general  management  and
      investment of each EQ Portfolio's assets, subject to the EQ Board's direction and control.

   o Full investment discretion to make all determinations with respect to the investment of an EQ Portfolio's assets not then managed by a Sub-Adviser, subject to the EQ Board's direction and control.

   o Monitoring compliance of each Sub-Adviser with the investment objectives, policies and restrictions of any EQ Portfolio(s) under the management of that Sub-Adviser.

   o Reviewing and reporting to the EQ Board on the performance of each Sub-Adviser.

   o Furnishing, or causing the appropriate Sub-Adviser(s) to furnish, to the EQ Trust such statistical information, with respect to the investments that an EQ Portfolio may hold or contemplate purchasing, as the EQ Trust may reasonably request.

   o Apprising, or causing the appropriate Sub-Adviser(s) to apprise, the EQ Trust of important developments materially affecting each EQ Portfolio.

   o Furnishing, or causing the appropriate Sub-Adviser(s) to furnish, to the EQ Board such periodic and special reports as the EQ Board may reasonably request.

   o  Causing the  appropriate  Sub-Adviser(s)  to furnish to  third-party  data
      reporting  services  all  currently  available  standardized   performance
      information and other customary data.

Under the EQ Management Agreement, the Manager also is required to furnish to the EQ Trust, at its own expense and without remuneration from or other cost to the EQ Trust, the following:

   o  Office space, all necessary office facilities and equipment.

   o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

      o related to and to be performed under the EQ Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

      o related to the investment advisory services to be provided by any Sub-Adviser pursuant to a Sub-Advisory Agreement with the EQ Trust.

   o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Sub-Adviser under a Sub-Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to EQ Trust Shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to Shareholders or regulatory authorities, and all tax returns.

The EQ Management Agreement also requires the Manager (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the EQ Trust who are affiliated with the Manager or its affiliates.

The EQ Management Agreement requires the EQ Trust to pay all expenses of its operations and business not specifically assumed or agreed to be paid by the Manager under the EQ Management Agreement, or by a Sub-Adviser, as provided in an EQ Sub-Advisory Agreement. Such expenses may include, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing annual and semi-annual reports to Contractholders, proxy statements, prospectuses, prospectus supplements and statements of additional information, all to the extent they are sent to existing Contractholders; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. In addition, the Class IB shares of each EQ Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares. All general EQ Trust expenses are allocated among and charged to the assets of the EQ Portfolios on a basis that the EQ Board deems fair and equitable, which may be on the basis of relative net assets of each EQ Portfolio or the nature of the services performed and relative applicability to each EQ Portfolio.

The continuance of the EQ Management Agreement, with respect to each EQ Portfolio, after the first two years must be specifically approved at least annually (i) by the EQ Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such EQ Portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the EQ Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The EQ Management Agreement with respect to each EQ Portfolio may be terminated (i) at any time, without the payment of any penalty, by the EQ Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such EQ Portfolio upon sixty (60) days' written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days' written notice to the EQ Trust. The EQ Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the EQ Management Agreement, each EQ Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Acquiring Portfolio's average daily net assets) that each Acquiring Portfolio pays the Manager.

--------------------------------------------------------------------------------
PORTFOLIO                                       ANNUAL ADVISORY FEE RATE
                                                 (% OF DAILY NET ASSETS)
--------------------------------------------------------------------------------
EQ/MONY Diversified Portfolio                0.50% of the first $400 million
                                             0.35% of the next $400 million
                                                 0.30% over $800 million
--------------------------------------------------------------------------------
EQ/MONY Equity Growth Portfolio              0.50% of the first $400 million
                                             0.35% of the next $400 million
                                                 0.30% over $800 million
--------------------------------------------------------------------------------
EQ/MONY Equity Income Portfolio              0.50% of the first $400 million
                                             0.35% of the next $400 million
                                                 0.30% over $800 million
--------------------------------------------------------------------------------
EQ/MONY Government Securities Portfolio      0.50% of the first $400 million
                                             0.35% of the next $400 million
                                                 0.30% over $800 million
--------------------------------------------------------------------------------
EQ/MONY Intermediate Term Bond Portfolio     0.50% of the first $400 million
                                             0.35% of the next $400 million
                                                 0.30% over $800 million
--------------------------------------------------------------------------------

EQ/MONY Long Term Bond Portfolio             0.50% of the first $400 million
                                             0.35% of the next $400 million
                                                 0.30% over $800 million
--------------------------------------------------------------------------------
EQ/MONY Money Market Portfolio               0.40% of the first $400 million
                                             0.35% of the next $400 million
                                                 0.30% over $800 million
--------------------------------------------------------------------------------

Equitable also currently serves as the Administrator of the EQ Trust. The administrative services provided to the EQ Trust by Equitable include, among others, coordination of the EQ Trust's audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the EQ Trust's proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each EQ Portfolio pays Equitable a fee at an annual rate of 0.04% of the first $3 billion of total EQ Trust average daily net assets, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.0225% of the total EQ Trust average daily net assets in excess of $10 billion, plus $30,000 for each EQ Portfolio and an additional $30,000 for each portion of the EQ Portfolio for which separate administrative services are provided (E.G., portions of an EQ Portfolio allocated to separate Sub-Advisers and/or managed in a discrete style).

THE SUB-ADVISERS

Each Sub-Adviser provides advisory services to an EQ Portfolio pursuant to an Investment Advisory Agreement, the terms of which are described below ("EQ
Sub-Advisory Agreement"). The Manager (not the EQ Portfolios) pays the Sub-Advisers a fee for their advisory services. The Manager and the Sub-Advisers may negotiate changes to the sub-advisory fees, which could result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval.

MONY Capital, located at 1740 Broadway, New York, New York 10019, serves as the Sub-Adviser to the MONY Income Portfolios and has been retained to serve as the Sub-Adviser to the EQ Income Portfolios. MONY Capital has provided fixed income asset management services to MONY Life and third party clients since 2002. Prior to that, MONY Capital's staff served as an unincorporated fixed income asset management group for MONY Life and also provided fixed income asset management services to third parties. As of December 31, 2003, MONY Capital had $13 billion in assets under management.

Boston Advisors, One Federal Street, 26th Floor, Boston, MA 02110, serves as the Sub-Adviser to the MONY Equity Portfolios and has been retained to serve as the

Sub-Adviser to the EQ Equity Portfolios. Boston Advisors was established in 1974 and manages fixed-income, balanced and equity portfolios. As of December 31, 2003, total assets under management in the accounts managed by Boston Advisors were approximately $4 billion.

It is expected that the following individuals, who currently are responsible for the day-to-day management of each MONY Portfolio, will manage the corresponding EQ Portfolio after the Reorganizations.

--------------------------------------------------------------------------------
EQ/MONY Diversified          The   day-to-day   management   of  each  of  these
Portfolio                    Portfolios    is   performed   by   an   INVESTMENT
                             MANAGEMENT  TEAM  chaired by MICHAEL J.  VOGELZANG,
                             President  and Chief  Investment  Officer of Boston
                             Advisors. Mr. Vogelzang has served in his present position since 1997 and has 19 years of experience in the investment industry.

EQ/MONY Equity Growth
Portfolio

EQ/MONY Equity Income
Portfolio
--------------------------------------------------------------------------------
EQ/MONY Government           GREGORY M.  STAPLES is a Managing  Director and has
Securities Portfolio         21 years'  experience in the  investment  industry.
                             Mr.  Staples  also is head of the public bond group
                             at MONY.
--------------------------------------------------------------------------------
EQ/MONY Intermediate Term    GISELLA  BELLO is an Assistant  Vice  President and
Bond Portfolio               has  15  years'   experience   in  the   investment
                             industry.  Ms.  Bello  manages and trades the short
                             to  intermediate  portion  of  MONY's  public  bond
                             portfolio.
--------------------------------------------------------------------------------
EQ/MONY Long Term Bond       MICHAEL   DINEEN,   CFA,  is  an   Assistant   Vice
Portfolio                    President  and  has  14  years'  experience  in the
                             investment industry.
--------------------------------------------------------------------------------
EQ/MONY Money Market         DAVID E. WHEELER,  CFA, is a Managing  Director and
Portfolio                    has  17  years'   experience   in  the   investment
                             industry.   Mr.  Wheeler  shares  credit   research
                             responsibilities  for MONY's  long-term public bond
                             portfolio.
--------------------------------------------------------------------------------

THE EQ SUB-ADVISORY AGREEMENTS

Each EQ Sub-Advisory Agreement provides that the Sub-Adviser will coordinate the investment and reinvestment of the assets of the EQ Portfolio that is allocated to it by the Manager from time to time and determine the composition of the assets of such EQ Portfolio, subject to the supervision and control of the Manager and the EQ Board. In this connection, the agreement provides that the Sub-Adviser will (a) obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the EQ Portfolio or are under consideration for inclusion in the EQ Portfolio, (b) formulate and implement a continuous investment program for the EQ Portfolio, and (c) take whatever steps are necessary to implement the investment program for the EQ Portfolio by arranging for the purchase and sale of securities and other investments. Each agreement also provides that the Sub-Adviser shall perform the services in accordance with applicable law, the EQ Trust's Agreement and Declaration of Trust and By-Laws, as amended from time to time, the EQ Trust's currently effective prospectus and statement of additional information, as supplemented, and the Trust's compliance policies and procedures.

Under each EQ Sub-Advisory Agreement, the Sub-Adviser is authorized to select brokers and dealers to effect all portfolio transactions for the EQ Portfolio, subject to compliance with any written policies or procedures that may be established by the EQ Board or the Manager from time to time or as described in the EQ Trust's prospectus and statement of additional information. In placing any orders for the purchase or sale of investments for an EQ Portfolio, the Sub-Adviser is required to use its best efforts to obtain "best execution" for the EQ Portfolio. The Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended, cause the EQ Portfolio to pay a broker or dealer that provides brokerage or research services to the
Manager, the Sub-Adviser and the EQ Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities to the EQ Portfolio or its other advisory clients. In addition, subject to seeking "best execution," the Manager also may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the EQ

Trust is required to pay or for which the EQ Trust is required to arrange payment.

The agreement also requires the Sub-Adviser to maintain all accounts, books and records with respect to the EQ Portfolio as are required of an investment adviser of a registered investment company under applicable law.

Each agreement provides that it will remain in effect for an initial two-year term and thereafter only so long as the EQ Board, including a majority of the Independent Trustees, specifically approves its continuance at least annually. Each agreement can be terminated at any time, without the payment of any penalty, by the EQ Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the portfolio, on sixty days' written notice to the Manager and the Sub-Adviser, or by the Manager or the Sub-Adviser on sixty days' written notice to the EQ Trust and the other party. The agreement also terminates automatically in the event of its assignment or in the event that the EQ Management Agreement between the Manager and the EQ Trust is assigned or terminated for any other reason.

Each agreement also generally provides that the Sub-Adviser will not be liable for any losses, claims, damages, liabilities or litigation incurred by the Manager or the EQ Trust as a result of any error of judgment or mistake of law by the Sub-Adviser with respect to the EQ Portfolio, except that nothing in the agreement limits the Sub-Adviser's liability for all losses, claims, damages, liabilities or litigation arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or (ii) any untrue statement of a material fact, or any omission thereof, in the EQ Trust's prospectus, statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the EQ Portfolio advised by the Sub-Adviser, if such statement or omission was made in reliance upon information furnished by the Sub-Adviser to the Manager or the EQ Trust.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting until April 30, 2005 the expenses of each EQ Portfolio listed in the following table, the Manager has entered into an expense limitation agreement with the EQ Trust with respect to those Portfolios ("Expense Limitation Agreement"). This Agreement is subject to annual renewal by the Manager and the EQ Board. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Class IA shares of each EQ Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each EQ Portfolio's business), are limited to the following respective expense ratios:

--------------------------------------------------------------------------------
PORTFOLIO                                       TOTAL EXPENSES LIMITED TO
                                                 (% OF DAILY NET ASSETS)
                                                    (CLASS IA SHARES)
--------------------------------------------------------------------------------
EQ/MONY Diversified Portfolio                             1.15%
--------------------------------------------------------------------------------
EQ/MONY Equity Growth Portfolio                           1.15%
--------------------------------------------------------------------------------
EQ/MONY Equity Income Portfolio                           0.95%
--------------------------------------------------------------------------------
EQ/MONY Government Securities Portfolio                   0.75%
--------------------------------------------------------------------------------
EQ/MONY Intermediate Term Bond Portfolio                  0.75%
--------------------------------------------------------------------------------
EQ/MONY Long Term Bond Portfolio                          0.75%
--------------------------------------------------------------------------------
EQ/MONY Money Market Portfolio                            0.50%
--------------------------------------------------------------------------------

The Manager may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the EQ Portfolio's expense ratio and such reimbursements do not exceed the EQ Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the EQ Portfolio will be charged such lower expenses.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Acquiring Portfolio generally distributes most or all of its net investment income and net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the same Acquiring Portfolio on which they were paid. Such reinvestments automatically occur on the payment date of such dividends and other distributions.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The EQ Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

The EQ Trust may suspend the right of redemption for any period during which the New York Stock Exchange is closed (other than a weekend or holiday) or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC. An EQ Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for an EQ Portfolio to make cash payments as determined in the sole discretion of Equitable.

Frequent transfers, including market timing and other program trading strategies, may be disruptive to the EQ Portfolios. Disruptive transfer activity may hurt the long term performance of an EQ Portfolio by, for example, requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations:

   o They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

   o The design of such procedures involves inherently subjective judgments, which we and the EQ Trust seek to make in a fair and reasonable manner consistent with interests of all Contract owners.

If we determine that your transfer patterns among the EQ Portfolios are disruptive to the EQ Portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, we may consider the combined transfer activity of Contracts that we believe are under common ownership, control or direction.

We currently consider transfers into and out of (or vice versa) an EQ Portfolio within a five business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each EQ Portfolio. When a potentially disruptive transfer into or out of an EQ Portfolio occurs on a day when the EQ Portfolio's aggregate deposits or aggregate redemptions exceed our threshold, we may take the actions described above to restrict availability of voice, fax and automated transaction services. We also currently provide a letter to Contract owners who have engaged in disruptive transfer activity of our intention to restrict access to communication services. However, we may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, we may also, in our sole discretion and without further notice, change what we consider potentially disruptive transfer activity and our monitoring procedures and thresholds, as well as change our procedures to restrict this activity. You should consult the Contract prospectus for information on other specific limitations on the transfer privilege.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular EQ Portfolio.

HOW ASSETS ARE VALUED

"Net asset value" is the price of one share of an Acquiring Portfolio without a sales charge, and is calculated each business day using the following formula:

         Net Asset Value =     Total Market
                                 Value of       Cash and
                                Securities  +  Other Assets -   Liabilities
                              --------------------------------------------------
                                         Number of Outstanding Shares

The net asset value of an Acquiring Portfolio's shares is determined according to this schedule:

      o A share's net asset value is determined as of the close of regular trading on the New York Stock Exchange ("Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

      o The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is placed by an insurance company or qualified retirement plan.

      o An Acquiring Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold.

Generally, Acquiring Portfolio securities are valued as follows:

      o EQUITY SECURITIES - most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

      o DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) - based upon pricing service valuations.

      o SHORT-TERM OBLIGATIONS (60 DAYS OR LESS TO MATURITY) - amortized cost (which approximates market value).

      o SECURITIES TRADED ON FOREIGN EXCHANGES - most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the EQ Board at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

      o OPTIONS - last sales price or, if not available, previous day's sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

      o FUTURES - last sales price or, if there is no sale, latest available bid price.

      o OTHER SECURITIES - other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the EQ Board.

Events or circumstances affecting the values of Acquiring Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the EQ Trust's calculation of net asset values for each applicable Acquiring Portfolio when the EQ Trust deems that the particular event or circumstance would materially affect such Portfolio's net asset value.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the EQ Board believes reflects fair value. This policy is intended to assure that the Acquiring Portfolio's net asset value fairly reflects security values as of the time of pricing.

TAX CONSEQUENCES OF BUYING, SELLING AND HOLDING PORTFOLIO SHARES

Each Acquiring Portfolio will be treated as a separate entity and intends to qualify to be treated as a regulated investment company for federal income tax purposes. A regulated investment company is not taxed at the entity (portfolio) level to the extent it passes through its income and gains to its shareholders by paying dividends. An Acquiring Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including those relating to types of investments, limits on investments, types of income, and dividend payment requirements. Although the EQ Trust intends that each Acquiring Portfolio will be operated to have no federal tax liability, if an Acquiring Portfolio does have any federal tax liability, it could hurt the investment performance of the Portfolio. Also, an Acquiring Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes, which could reduce its investment performance.

It is important for each Acquiring Portfolio to maintain its regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for those accounts. If an Acquiring Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Manager and administrator of the EQ Trust, therefore, carefully monitors the Acquiring Portfolios' compliance with all of the applicable regulated investment company rules and variable insurance contract investment diversification rules.

Contractholders seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

CAPITALIZATION

The following table shows the capitalization of each Acquired Portfolio as of December 31, 2003. Each Acquiring Portfolio is newly organized and has not had any investment operations of its own as of the date of this Proxy Statement/Prospectus. Accordingly, each Acquiring Portfolio's capitalization immediately after the Reorganization will be equivalent to the relevant Acquired Portfolio's capitalization before the Reorganization.

--------------------------------------------------------------------------------
PORTFOLIO                            NET ASSETS     NET ASSET VALUE    SHARES
                                                       PER SHARE    OUTSTANDING
--------------------------------------------------------------------------------
MONY Diversified Portfolio           $1,588,656         $10.37         153,262
--------------------------------------------------------------------------------
MONY Equity Growth Portfolio         $1,405,949         $16.24         86,568
--------------------------------------------------------------------------------
MONY Equity Income Portfolio         $11,306,519        $15.58         725,803
--------------------------------------------------------------------------------
MONY Government Securities          $133,972,326        $11.70       11,369,055
Portfolio
--------------------------------------------------------------------------------
MONY Intermediate Term Bond          $73,771,804        $11.56        6,381,274
Portfolio
--------------------------------------------------------------------------------
MONY Long Term Bond Portfolio       $108,325,000        $14.37        7,537,018
--------------------------------------------------------------------------------
MONY Money Market Portfolio         $235,693,866         $1.00       235,693,866
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Each Acquiring Portfolio is newly organized and has no performance history or operations of its own as of the date of this Proxy Statement/Prospectus. The Annual Report to Shareholders of the MONY Fund, with respect to the Acquired

Portfolios, for the period ended December 31, 2003, which includes the financial statements and financial highlights of the Acquired Portfolios for the periods indicated therein and the report of PricewaterhouseCoopers, LLP, independent public accountants, is available upon request.

REQUIRED VOTE

Each Reorganization must be approved by the affirmative vote of a majority of the votes entitled to be cast on the proposal.

If the shareholders of a MONY Portfolio approve the Reorganization Plan, the Reorganization involving that Portfolio will occur only if the AXA/MONY Merger has been consummated. If the AXA/MONY Merger is not consummated or if the shareholders of a MONY Portfolio do not approve the Reorganization Plan, the MONY Board shall meet to consider appropriate action for that Portfolio.

 THE MONY FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS
               INSTRUCT THE SHAREHOLDERS TO VOTE "FOR" PROPOSAL 5.
                      _____________________________________

ADDITIONAL VOTING INFORMATION

SHARE OWNERSHIP

As of the Record Date, the number of outstanding shares of each Acquired Portfolio was as follows:

--------------------------------------------------------------------------------
PORTFOLIO                                          OUTSTANDING SHARES
--------------------------------------------------------------------------------
MONY Diversified Portfolio                               151,087
--------------------------------------------------------------------------------
MONY Equity Growth Portfolio                             85,290
--------------------------------------------------------------------------------
MONY Equity Income Portfolio                             720,607
--------------------------------------------------------------------------------
MONY Government Securities Portfolio                   11,207,849
--------------------------------------------------------------------------------
MONY Intermediate Term Bond Portfolio                   5,814,523
--------------------------------------------------------------------------------
MONY Long Term Bond Portfolio                           7,116,201
--------------------------------------------------------------------------------
MONY Money Market Portfolio                            215,287,131
--------------------------------------------------------------------------------

As of the Record Date, MONY Life and MONY America owned of record all of the outstanding shares of the MONY Portfolios. Each share of a MONY Portfolio is entitled to one vote. Although shares held by the Separate Accounts generally will be voted in accordance with instructions received from Contractholders, the MONY Fund might nevertheless be deemed to be controlled by MONY Life and MONY America by virtue of the definition of "control" contained in the 1940 Act. MONY Life and MONY America disclaim such control.

The MONY Fund does not know of any person who owned beneficially 5% or more of the outstanding shares of a MONY Portfolio as of the Record Date, except as set forth in Appendix J. No shares of the Acquiring Portfolios were outstanding as of the Record Date.

OTHER MATTERS

The MONY Fund does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. The enclosed Voting Instruction Card confers discretionary authority with respect to other matters that may properly come before the Meeting. The proxyholders will vote thereon in accordance with their best judgment.

A shareholder proposal intended to be presented at any subsequent meeting of the shareholders of an Acquired Portfolio must be received by such Acquired

Portfolio a reasonable time before the Board's solicitation relating to such meeting is made in order to be included in the proxy statement and form of proxy relating to that meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. In the event that the Reorganization Plan is approved at this Meeting with respect to each Acquired Portfolio, it is not expected that there will be any future shareholder meetings of each Acquired Portfolio.

                                   APPENDIX A

                            PROPOSED REORGANIZATIONS

          ACQUIRED PORTFOLIOS         ACQUIRING PORTFOLIOS (CLASS IA SHARES)

   (EACH A SERIES OF THE MONY FUND)        (EACH A SERIES OF THE EQ TRUST)
------------------------------------   -------------------------------------

MONY Diversified Portfolio              EQ/MONY Diversified Portfolio

MONY Equity Growth Portfolio            EQ/MONY Equity Growth Portfolio

MONY Equity Income Portfolio            EQ/MONY Equity Income Portfolio

MONY Government Securities Portfolio    EQ/MONY Government Securities Portfolio

MONY Intermediate Term Bond Portfolio   EQ/MONY Intermediate Term Bond Portfolio

MONY Long Term Bond Portfolio           EQ/MONY Long Term Bond Portfolio

MONY Money Market Portfolio             EQ/MONY Money Market Portfolio

                                   APPENDIX B

                      FORM OF INVESTMENT ADVISORY AGREEMENT
                 FOR THE MONY LIFE INSURANCE COMPANY OF AMERICA

      This INVESTMENT ADVISORY AGREEMENT (the "Agreement") made as of the __________ of __________, 2004, by and between MONY SERIES FUND, INC. (the "Fund"), a Maryland corporation, and MONY LIFE INSURANCE COMPANY OF AMERICA (the "Adviser"), an Arizona corporation.

                               W I T N E S S E T H

      WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940;

      WHEREAS, the Fund desires to retain the Adviser to render investment management services to the Fund in the manner and on the terms and conditions set forth herein;

      NOW, THEREFORE, for and in consideration of the premises and the mutual promises set forth herein, the parties hereto agree as follows:

                                    ARTICLE I
                              DUTIES OF THE ADVISER

      The Fund hereby employs the Adviser to act as the investment adviser to and manager of the Fund and, subject to the supervision of the Board of Directors of the Fund (the "Board"), to manage the investment and reinvestment of the assets of the Equity Income Portfolio, Long Term Bond Portfolio, Intermediate Term Bond Portfolio, Equity Growth Portfolio, Money Market Portfolio, Government Securities and Diversified Portfolio, as well as any other portfolio that the Fund may create in the future if the Fund (at its option and in its sole discretion) designates the Adviser to act as investment adviser and manager for such new portfolio. The portfolios for which the Adviser acts as investment adviser and manager under this Agreement are referred to in this Agreement as the "Portfolios". The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. Nothing in this Agreement shall be deemed to require the Fund to take any action contrary to its Articles of Incorporation, By-Laws, or any applicable statute or regulation, or to relieve the Fund's Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund. The Adviser shall be deemed for all purposes under this Agreement to be an independent contractor and shall, unless otherwise expressly authorized or provided herein, have no authority to act for or represent the Fund in any way or otherwise be deemed to be an agent of the Fund.

1.    INVESTMENT MANAGEMENT SERVICES
      ------------------------------

      Subject to the Board's direction and approval, the Adviser shall at its own expense supervise and manage the investment and reinvestment of the assets of the Portfolios and shall determine the composition of the assets of each of the Fund's Portfolios, including the purchase, retention, or sale of the securities and cash contained in those Portfolios. These duties shall be performed in accordance with the 1940 Act and the investment objectives, policies and restrictions applicable to each Portfolio as stated in (I) the Fund's current Registration Statement and Prospectus filed with the Securities and Exchange Commission, (II) the Fund's Articles of Incorporation and By-Laws, as amended from time to time, and (III) resolutions adopted by the Board.

      The Adviser shall at its own expense provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund's assets by recommending which securities should be purchased, sold or exchanged for each Portfolio, when these transactions should be executed, and what portion of the assets of each Portfolio should be held in the various securities in which it may invest. The Adviser will determine the daily net asset value of the shares of capital stock related to each Portfolio of the Fund as required by applicable law.

      The Adviser shall exercise its best judgment in performing the services described above.

2.    REPORTS AND ADMINISTRATION SERVICES
      -----------------------------------

      a.    REPORTS

            Adviser shall at its own expense furnish the Fund with statistical information and records concerning its investments, and with such periodic or special reports as the Fund's Board of Directors may from time to time reasonably request, or as the Adviser may deem helpful to the Fund in the administration of its Portfolios. In addition, the Adviser shall at its own expense preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records required to be maintained under such rules and regulations. The Adviser shall at its own expense furnish applicable federal and state regulatory authorities with any information or reports in connection with its services under this Agreement that such authorities may request.

            All records maintained by the Adviser in connection with this Agreement shall be the property of the Fund and shall be returned to the Fund upon termination of this Agreement, free from any claims or retention of rights by the Adviser. The Adviser shall keep confidential any information obtained pursuant to this Agreement and shall disclose such information only if the Fund has authorized such disclosure, or if such disclosure is expressly required by applicable federal or state regulatory authorities.

      b.    ADMINISTRATIVE SERVICES
            -----------------------

            The Adviser shall at its own expense also perform administrative services for the Fund. Such services shall include, without limitation, (I) supervising all aspects of the Fund's operation, including coordinating matters relating to the custodians of securities owned by the Fund, the transfer agent, shareholder service agents, accountants, attorneys, and other parties performing services or operational functions for the Fund, (II) providing personnel to the Fund to perform necessary administrative functions, and (III) providing the Fund with adequate and appropriate office space, facilities, equipment and related services necessary for the Fund's operations. Nothing contained herein shall restrict the Fund's ability to hire its own employees or to contract for services to be performed by third parties.

3.    SERVICES AGREEMENT
      ------------------

      It is contemplated that contemporaneously with this Agreement the Adviser will enter into a Services Agreement with The Mutual Life Insurance Company of New York ("MONY") under which MONY would provide to the Adviser some or all of the personnel, services, facilities, supplies and equipment necessary for the Advise to carry out its obligations under this Agreement. It is recognized that said Services Agreement will be deemed a sub-advisory agreement subject to the pertinent provisions of the 1940 Act. No rights or obligations of the Adviser under this Agreement shall be deemed to have been assigned or otherwise transferred by virtue of said Services Agreement, and said Services Agreement shall automatically terminate upon its assignment by either party thereto.

                                   ARTICLE II
                      PORTFOLIO TRANSACTIONS AND BROKERAGE
                      ------------------------------------

      Subject to the limitation of Article I, the Adviser shall determine all securities to be bought or sold for each Portfolio, and shall be responsible for the selection of brokers or dealers to effect all transactions. The Adviser shall place all necessary orders with brokers, dealers, or issuers, and shall negotiate brokerage commissions, if applicable. In placing orders for securities transactions, the Adviser shall attempt to obtain the best net price and most favorable execution. The Adviser will seek to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The Adviser may, however, pay a higher spread or commission than otherwise would be necessary for a particular transaction if that would further the goal of obtaining the best available execution.

      For those securities transactions that involve commission payments, the Adviser will negotiate the commission on the basis of the quality and quantity of execution services provided by the broker, in light of generally prevailing commission rates. It is the Adviser's present practice to use brokers selected primarily on the basis of their furnishing not only satisfactory execution of the transaction but also research services such as analyses and reports concerning issuers and industries, economic factors and portfolio strategy. In some cases, this could cause the Fund to pay commissions or spreads in excess of the amount that another broker would have charged for effecting a similar transaction. In any such case, the Adviser shall determine in good faith that the greater commission or spread is reasonable in relation to the value of the services provided by the executing broker/dealer viewed in terms of either the particular transaction or the Adviser's overall responsibilities to all the Portfolios of the Fund and accounts under the Adviser's management. No services other than brokerage, research and statistical services are considered by the Adviser in determining the reasonableness and amount of commissions or spreads to be paid to any broker/dealer. All such services obtained from brokers benefit generally all the Portfolios and accounts under the Adviser's management and are not identified in any specific Portfolio or account and may also benefit other accounts under MONY's management. The Fund agrees that MONY, or the Adviser, may use any such research or statistical information that the Adviser obtains from brokers in providing investment management or advice to their other clients and accounts.

      In executing brokerage transactions, the Adviser may use a broker who is an affiliated person of the Adviser (as that term is defined in the 1940 Act), only if the commission rate obtained from the affiliated broker is as favorable as the broker's contemporaneous charges to its most favored unaffiliated customers. Before employing an affiliated broker, Adviser must also make the good faith judgment that the affiliated broker is qualified to obtain the best price on the particular transaction and that the commission is at least as favorable as that charged by other qualified, but unaffiliated, brokers.

                                 ARTICLE III
                          ACTIVITIES OF THE ADVISER
                          -------------------------

      The Fund understands that the Adviser and the sub-adviser, MONY, may serve as investment manager or adviser to other investment companies and to clients that are not investment companies. The Adviser may also perform similar functions in managing its own assets, and MONY performs similar functions in managing its own assets, the assets of its separate accounts, and the assets of certain of its subsidiaries. The Fund understands that the employees of MONY who will assist in the performance of services for the Adviser under the Services Agreement referred to in Article I will also devote time to rendering similar services to the other entities for which MONY also acts as investment manager or adviser. When investment opportunities arise that may be appropriate for more than one account, fund, or company for which MONY provides investment management services, such Services Agreement shall provide that MONY will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which MONY provides investment management services, including for its own account, have different investment objectives and policies, MONY personnel acting on behalf of such entities may from time to time buy a particular security of one or more such entities while at the same time selling such securities for another entity.

                                  ARTICLE IV
                         COMPENSATION OF THE ADVISER
                         ---------------------------

1.    INVESTMENT MANAGEMENT FEE
      -------------------------

      As compensation for the services and expenses of the Adviser under this Agreement, the Fund shall pay to the Adviser an investment management fee subject to the limitations of paragraph 3 of this Article IV. For the

      Equity Income, Equity Growth, Diversified, Intermediate Term Bond, Long Term Bond and Government Securities Portfolios, this fee shall be a daily charge, payable at the end of each calendar month, at an annual rate of
      0.50 percent of the first $400 million of the average daily net assets of each Portfolio, 0.35 percent of the next $400 million of the average daily net assets of each Portfolios, and 0.30 percent of the average daily net assets of each Portfolios in excess of $800 million. For the Money Market Portfolio, this fee shall be a daily charge, payable at the end of each calendar month, at an annual rate of 0.40 percent of the first $400 million of the average daily net assets of the Portfolio, 0.35 percent of the next $400 million of the average daily net assets of the Portfolio, and 0.30 percent of the average daily net assets of the Portfolio in excess of $800 million. The daily charge for each Portfolio shall be based on the average daily net assets of the applicable Fund's Portfolio, whether or not the net assets of each Portfolio are valued on such day.

      The manner of computing net asset value shall be determined by the Board of Directors of the Fund.

2.    ALLOCATION OF EXPENSES
      ----------------------

      The Adviser will bear only the following: (I) the expenses (including legal and accounting expenses) for the organization of the Fund, the Fund's initial registration under federal and state securities laws, and the initial registration and qualification of the Fund's capital stock for sale (including the printing of any prospectuses or other materials in connection with the initial registration or qualification); (II) the expenses in rendering investment advice and performing administrative and other services under this Agreement (including any payment to MONY as agreed to in connection with the Services Agreement); and (III) the compensation of directors, officers and employees of the Fund who are interested persons (as defined in the 1940 Act) of the Adviser except solely because of any of their position(s) with the Fund. The Adviser will not be required to pay any expenses of the Fund other than those above described in this paragraph 2.

      Except as provided in paragraph 3 of this Article IV, the Fund will bear all of its other expenses. Without limiting the generality of the foregoing, the Adviser will not be required to pay (except with respect to the Fund's organization and initial qualification and registration of its capital stock) for, and the Fund will bear:

            (a) legal, auditing or internal or external accounting fees or expenses (not otherwise borne by the Adviser);

            (b)   interest expense;

            (c)   brokerage fees and commissions;

            (d)   taxes or governmental fees;

            (e) the cost of preparing share certificates or any other direct expense of issue, sale, underwriting, distribution, redemption or repurchase of shares of the Fund;

            (f) the cost of preparing and distributing reports and notices to shareholders;

            (g) the cost of holding the Fund's annual or special shareholders' meetings and of any proxy solicitation (including the printing of any proxy solicitations);

            (h) the fees or disbursements of dividend disbursing, plan, transfer or other agents;

            (i)   the fees or disbursements of custodians of the Funds' assets;

            (j) the compensation and expenses of all directors, officers or employees of the fund who are not interested persons (as defined in the 1940 Act) of the Adviser without taking into consideration any of their position(s) with the Fund;

            (k) the cost of any fidelity bond for any officer, agent or employee of the Fund required under the 1940 Act or otherwise; and

            (l) the cost of any directors and officers' insurance for any directors or officers of the Fund.

      In addition, the Fund will bear the cost of maintaining the effectiveness of the Fund's registration and qualification of its capital stock for sale (including the preparation, printing and mailing of any prospectuses or other materials required by federal or state authorities), it being contemplated that these expenses of the Fund will be reimbursed to it by its principal underwriter pursuant to an underwriting agreement for the Fund's shares.

      The Fund will bear all of its extraordinary or non-recurring expenses, including, but not limited to, (I) any expenses of the Fund associated with legal claims or liabilities, and (II) any expenses of the Fund associated with any litigation costs or indemnification related to any legal claims or liabilities.

      The Board shall determine the manner in which expenses shall be allocated to the various Portfolios, and its determination shall be final and binding.

3.    EXPENSE REIMBURSEMENT
      ---------------------

      The Adviser shall reimburse the Fund for the amount, if any, by which the aggregate ordinary operating expenses of any Portfolio in any calendar year exceed the most restrictive expense limitations then in effect under state securities law or regulations. No investment management fee payments shall be made to the Adviser with respect to any Portfolio during any calendar year to the extent that such payments would cause the expenses allocated to such Portfolio to exceed the expense limitation applicable to such Portfolio at the time of payment.

                                  ARTICLE V
                    LIMITATION ON LIABILITY OF THE ADVISER
                    --------------------------------------

      The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the investment management services it performs under this Agreement, except for a loss resulting from willful misfeasance, bad faith, or gross negligence or reckless disregard in the performance of the duties or obligations under this Agreement of the Adviser (or its officers, directors, agents, employees, controlling persons, shareholders, or any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement). With respect to the administrative services it is obligated to perform under this Agreement, the Adviser will not be liable for any action taken or omitted by it in good faith without negligence.

                                  ARTICLE VI
                            NAME AND SERVICE MARKS
                            ----------------------

      The Fund may use the name "MONY Series Fund, Inc." or any name derived from the word "MONY" and the MONY service mark only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent lawful) cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser or The Mutual Life Insurance Company of New York ("MONY"), or any organization which shall so succeed to the business of the Adviser.

      The Adviser, on its own behalf and as agent for MONY pursuant to express authority in the Services Agreement, hereby grants to the Fund permission to use the word "MONY" in its corporate name and a license to use such other service marks as have been or may in the future be adopted by MONY, which the Adviser and the Fund determine in goods faith to be appropriate for use by the Fund in connection with its operations as an investment company. This license is granted on a royalty-free, non-exclusive basis. The Adviser and MONY retain the right to use, or license the use of, the word "MONY" and any derivative thereof, as well as such service marks of MONY, in connection with other investment companies, subject to the requirements of the Investment Company Act of 1940, or in connection with any other business enterprise.

      The Fund acknowledges that the word "MONY" and the service marks of MONY represent good will of great value to MONY and the Adviser and that MONY and the Adviser must be able to protect and preserve such good will by terminating the permission and license herein granted if MONY or the Adviser, in its sole discretion, decides that it is necessary to do so or if MONY or the Adviser decides that the Fund is no longer in a position to assure that high quality standards will be associated with the use of the word "MONY" and the service marks of MONY. Accordingly, if the holders of the outstanding voting securities of the Fund or any class of voting securities of the Fund fail to approve this Agreement and the Services Agreement, or if at any time after such approval the Adviser or a company controlled by MONY ceases to be investment adviser of the Fund, the Adviser (on its own or on behalf of MONY) shall have the absolute right to terminate the license herein granted forthwith upon written notice to the Fund. The Adviser (on its own or on behalf of MONY) shall have the absolute right to terminate the license herein granted for any other reason upon 60 days' written notice of such termination to the Fund, but in such event this Agreement shall terminate on the 120th day following receipt by the Fund of such notice unless on or prior to such day the holders of a majority of the outstanding voting securities of each class of the Fund corresponding to a Portfolio shall have voted in favor of the Adviser (or a company controlled by MONY) continuing to act as investment adviser to the Fund in accordance with the terms hereof notwithstanding the termination of the license herein granted. Upon termination of the license herein granted, the Fund shall immediately change its corporate name to one which does not include the word "MONY" or any derivative hereof, and will discontinue all use by it of such word, the service marks or anything resembling the service marks of MONY, in connection with its business. The terms of the license herein granted shall inure to the benefit of and be binding upon any successors or assigns of the Fund, Adviser, or MONY.

                                 ARTICLE VII
             LIMITATION ON PURCHASES OF CAPITAL STOCK OF THE FUND
             ----------------------------------------------------

      The Adviser agrees that neither it nor any of its officers or directors will take any long or short position in the capital stock of the Fund, but this prohibition will not prevent the purchase by or for the Adviser or any of its officers or directors of shares of the capital stock of the Fund at the price at which such shares are available to the public at the moment of purchase, provided that (I) such purchase be made for investment purposes only, and (II) if any shares of stock so purchased are resold within two months after the date of purchase, such fact will immediately be reported to the Fund. In addition, this Article will not be construed to prohibit either MONY or the Adviser from investing in the Fund in order to provide "seed money" for the Portfolios.

                                 ARTICLE VIII
                  DURATION AND TERMINATION OF THE AGREEMENT
                  -----------------------------------------

      This Agreement will continue in effect with respect to each Portfolio of the Fund, whenever created until the date of the next meeting of shareholders of the Fund following creation of the Portfolio, unless sooner terminated as hereinafter provided. Therefore, if both this Agreement and the Services Agreement referred to in Article I are approved by a majority vote of the outstanding shares of capital stock of a Portfolio entitled to vote at such meeting, this Agreement will continue in effect thereafter with respect to such Portfolio so long as both this Agreement and said Services Agreement are approved at least annually (I) by a majority of the non-interested directors (as defined in the 1940 Act) of the Fund's Board of Directors, and (II) by a majority of the entire Board of Directors or a majority vote of the outstanding shares of the capital stock of such Portfolio. The required shareholder approval of this Agreement and said Services Agreement shall be effective with respect to any Portfolio, if a majority of the outstanding shares of capital stock of such Portfolio are voted to approve this Agreement and said Services Agreement, notwithstanding that this Agreement or said Services Agreement (or both) may not yet have been approved by a majority vote of the outstanding shares of the Fund.

      If, with respect to any Portfolio, the shareholders are asked to vote on this Agreement and a majority of the outstanding shares of capital stock of such Portfolio fail to vote to approve this Agreement or said Services Agreement (or both), this Agreement will terminate with respect to such Portfolio. If said Services Agreement should be so terminated, this Agreement will automatically terminate.

      This Agreement may be terminated without payment of penalty (I) by the Fund on at least 60 days' written notice to the Adviser, provided that such termination be authorized by the Fund's Board of Directors or a majority vote of the outstanding shares of capital stock of each Portfolio of the Fund as to which the Adviser acts as investment adviser, (II) by the Fund, with respect to any Portfolio, on at least 60 days' written notice to the Adviser, provided that such termination be authorized by a majority vote of the outstanding shares of the capital stock of such Portfolio, or (III) by the Adviser on at least 90 days' written notice to the Fund.

      This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) by either party.

      If this Agreement is terminated (except by virtue of assignment), in whole or with respect to any Portfolio, and the Board of Directors of the Fund, including a majority of the non-interested directors (as defined in the 1940
Act), so requests (and further requests that said Services Agreement similarly continue), the Adviser will continue to act as investment adviser to the Fund or any Portfolio thereof (as requested) for up to 120 days pending the required approval of this Agreement or said Services Agreement (or both), approval of a new contract with the Adviser or a different adviser, approval of a new services contract with MONY or a different adviser, or other definitive action. During such continuance the compensation received by the Adviser for acting as investment adviser to the Fund or with respect to any such Portfolio(s) will be the lesser of (I) its actual costs incurred in furnishing investment management services or (II) the amount it would have received under this Agreement with respect to any such Portfolio(s) as to which it continues to provide advice.

      This Agreement may not be amended, in whole or with respect to a Portfolio, without the agreement thereto in writing by the Fund and the Adviser, and approval for such amendment by (I) the Fund's Board of Directors or a majority vote of the outstanding shares of the class of stock of such Portfolio, and (II) a majority of the non-interested directors (as defined in the 1940 Act) of the Fund's Board of Directors.

                                  ARTICLE IX
                                GOVERNING LAW
                                -------------

      This Agreement is subject to, and is to be interpreted in accordance with, the provisions of the 1940 Act, and the rules and regulations of the Securities and Exchange Commission thereunder, and the laws of the State of New York. As used with respect to the Fund or any of its portfolios, the term "majority of the outstanding shares" means the lesser of (I) 67 percent of the shares represented at a meeting at which more than 50 percent of the outstanding shares are represented or (II) more than 50 percent of the outstanding shares.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers, duly authorized, as of the day and year first above written.

                                    MONY LIFE INSURANCE COMPANY OF AMERICA

                                    By:   _______________________________
                                          President

                                    MONY SERIES FUND, INC.

                                    By:   _______________________________
                                          President

                                   APPENDIX C

                           FORM OF SERVICES AGREEMENT
                      WITH THE MONY LIFE INSURANCE COMPANY

      SERVICES AGREEMENT (the "Agreement") made as of this ____ day of __________, 2004, by and between MONY LIFE INSURANCE COMPANY ("MONY Life"), a stock life insurance company organized and existing under the laws of the State of New York, and MONY LIFE INSURANCE COMPANY OF AMERICA ("Adviser"), a corporation organized and existing under the laws of the State of Arizona.

                               W I T N E S S E T H

      WHEREAS, Adviser is a wholly-owned subsidiary of MONY Life and is registered as an investment adviser under the Investment Advisers Act of 1940;

      WHEREAS, Adviser will contemporaneously with this Agreement enter into an Investment Advisory Agreement with MONY SERIES FUND, INC. (the "Fund"), registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, MONY Life has an interest in assuring that the activities and operations of Adviser are successful;

      WHEREAS, MONY Life employs personnel having substantial experience in managing investment portfolios and in providing related administrative functions, and has available the facilities and equipment necessary for operating an investment advisory and research business; and

      WHEREAS,  Adviser  desires  to  utilize  the  personnel,   facilities  and
equipment of MONY Life in carrying on its business;

      NOW, THEREFORE, for and in consideration of the premises and the mutual promises set forth in this Agreement, the parties agree as follows:

      1. MONY Life shall on a fair and equitable basis make available to Adviser at its request such personnel, services, facilities, supplies and equipment (hereinafter collectively referred to as "Services") as shall reasonably be necessary or desirable to the conduct of Adviser's business, including, but not limited to:

            (a) the services of certain officers and employees of MONY Life to better enable Adviser to carry on its investment management and administrative functions;

            (b)   office space;

            (c)   supplies and stationery;

            (d)   equipment

            (e)   telephone, wire services and similar services;

            (f)   heat, light, power, water and other utilities; and

            (g)   all similar miscellaneous office expenses and services.

      2. MONY Life shall be compensated for such Services as agreed to in writing by the parties to this Agreement.

      3. Any such compensation under paragraph 2 shall be reviewed from time to time by the parties to this Agreement, and the books, accounts and records of each party to this Agreement shall be so maintained as to clearly and accurately disclose the nature and details of each transaction between the parties.

      4. MONY Life hereby authorizes the Adviser to grant the Fund permission to use the word "MONY" in the Fund's corporate name and to grant a royalty-free, non-exclusive license to the Fund to use such other services marks as have been or may in the future be adopted by MONY Life, for the term and subject to the conditions provided in Article VI of the Investment Advisory Agreement between Adviser and the Fund executed contemporaneously herewith. MONY Life shall have the right to require the Adviser to terminate such permission and license, on sixty (60) days' prior notice, pursuant to the right to terminate reserved by Adviser in said Article VI.

      5. This Agreement will continue in effect with respect to each of the Fund's portfolios, whenever created, as to which Adviser acts as investment adviser (the "Portfolios") until the date of the next meeting of shareholders of the Fund following creation of the Portfolio, unless sooner terminated as provided herein. Thereafter, if this Agreement is approved by a majority vote of the outstanding shares (as defined in the 1940 Act) of the capital stock of a Portfolio entitled to vote at such meeting, this Agreement shall continue in effect with respect to such Portfolio from year to year so long as this Agreement is approved at least annually (I) by a majority of the non-interested directors (as defined in the 1940 Act) of the Fund's Board of Directors and (II) by a majority of the entire Board of Directors or a majority of the outstanding shares of the capital stock of such Portfolio. The required shareholder approval of this Agreement shall be effective, with respect to any Portfolio of the Fund, if a majority of the outstanding shares of capital stock of such Portfolio are voted to approve this Agreement, notwithstanding that this Agreement may not yet have been approved by a majority of the outstanding shares of the capital stock of the Fund.

      6. If, with respect to any Portfolio of the Fund, a majority of the outstanding shares of common stock of such Portfolio fail to vote to approve this Agreement, this Agreement shall automatically terminate with respect to such Portfolio.

      7. This Agreement may be terminated without payment of penalty by either party hereto on at least 60 days' written notice.

      8. This Agreement shall automatically terminate upon its assignment by either party.

      9. This Agreement shall automatically terminate with respect to any Portfolio of the Fund at such time as the Investment Advisory Agreement between Adviser and the Fund shall terminate with respect to such Portfolio.

      10. If this Agreement is terminated (except by reason of assignment), in whole or with respect to any Portfolio, and the Board of Directors of the Fund, including a majority of the non-interested directors (as defined in the 1940
Act), so requests, MONY Life will continue to provide Services to Adviser as provided in this Agreement for up to 120 days with respect to any Portfolio of the Fund (as requested) pending the required approval of this Agreement, approval of a new services contract with MONY Life or a different investment adviser, or other definitive action. During such continuance MONY Life shall be compensated on a cost-reimbursal basis as provided in this Agreement.

      11. This Agreement may not be amended, in whole or with respect to any Portfolio, without the agreement thereto in writing by Adviser and MONY Life, and approval for such amendment by (I) the Fund's Board of Directors or a majority of the outstanding shares of the class of capital stock of such Portfolio, and (II) a majority of the non-interested directors (as defined in the 1940 Act) of the Fund's Board of Directors.

      12. The parties agree to furnish applicable federal and state regulatory authorities with any information or reports in connection with this Agreement that such authorities may request.

      13. This Agreement is subject to, and is to be interpreted in accordance with, the provisions of the 1940 Act, and the rules and regulations of the Securities and Exchange Commission thereunder, and the laws of the State of New

York. As used with respect to the Fund or any of its portfolios, the term "majority of the outstanding shares" means the lesser of (I) 67 percent of the shares represented at a meeting at which more than 50 percent of the outstanding shares are represented or (II) more than 50 percent of the outstanding shares.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date and year above written.



                              MONY LIFE INSURANCE COMPANY OF AMERICA

                              By:
                                    ------------------------------



                              MONY LIFE INSURANCE COMPANY

                              By:
                                    ------------------------------

                                   APPENDIX D

                         FORM OF INVESTMENT SUB-ADVISORY
                   AGREEMENT FOR MONY CAPITAL MANAGEMENT, INC.

      THIS INVESTMENT SUB-ADVISORY AGREEMENT ("Agreement"), effective ________________, 2004 by and between MONY Life Insurance Company of America, a Delaware life insurance company (the "Adviser"), and MONY Capital Management, Inc., a Delaware corporation (the "Sub-Adviser").

      Adviser and Sub-Adviser agree as follows:

1. Adviser hereby engages the services of Sub-Adviser in connection with Adviser's management of the Money Market Portfolio, Intermediate Term Bond Portfolio, Long Term Bond Portfolio, and Government Securities Portfolio (the "Portfolios") of MONY Series Fund, Inc. (the "Fund"). Pursuant to this Agreement and subject to the oversight and supervision by Adviser and the officers and the board of directors of the Fund, Sub-Adviser shall manage the investment and reinvestment of that portion of the assets of the Portfolios that the Adviser shall, from time to time, direct.

2. Sub-Adviser hereby accepts appointment by Adviser in the foregoing capacity and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

3. In particular, Sub-Adviser shall furnish continuously an investment program for the Portfolios and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolios shall be held in various securities, cash or other investments. In this connection, Sub-Adviser shall provide Adviser and the officers and directors of the Fund with such reports and documentation as the latter shall reasonably request regarding Sub-Adviser's management of the Portfolios' assets.

4. Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (a) the Portfolios' investment objective, policies and restrictions as set forth in the Fund's current registration statement, (b) such policies or directives as the Fund's directors may from time to time establish or issue and communicate to the Sub-Adviser in writing, and (c) applicable law and related regulations. Adviser shall promptly notify Sub-Adviser in writing of changes to (a) or (b) above and shall notify Sub-Adviser in writing of changes to (c) above promptly after it becomes aware of such changes.

      In  particular,  the  Sub-Adviser  shall be responsible to ensure that the
Portfolios: (a) comply with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended, (the "Code") and regulations issued thereunder as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued, and (b) continuously qualify as a regulated investment company under Sub-Chapter M of the Code.

5. Sub-Adviser shall take all actions which it considers necessary to implement the investment policies of the Portfolios as these relate to the Portfolios, and in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolios with brokers or dealers selected by it, and to that end, Sub-Adviser is authorized as the agent of the Fund to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash for the account of the Portfolios. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolios, except where Adviser or the Fund instruct Sub-Adviser to place orders with a particular broker or dealer, Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Fund's board of directors and set forth in the Fund's current registration statement.

      To the extent permitted by the policy guidelines set forth in the Fund's current registration statement, Sub-Adviser is authorized to consider, in the selection of brokers and dealers to execute Portfolios transactions, not only the available prices and rates of brokerage commissions, but also other relevant factors which may include, without limitation: (a) the execution capabilities of such brokers and dealers, (b) research, custody and other services provided by such brokers and dealers which the Sub-Adviser believes will enhance its general Portfolios management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operational facilities of such brokers and dealers, (f) the risk to such a broker or dealer of positioning a block of securities, and (g) the overall quality of brokerage and research services provided by such brokers and dealers. In connection with the foregoing, Sub-Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to it a higher commission than that charged by other brokers and dealers if the Sub-Adviser determines in good faith that the amount of such commission is reasonable in relation to the value of such services in terms of either the particular transaction or in terms of Sub-Adviser's overall responsibilities with respect to the Portfolios and to any other client accounts or Portfolios which Sub-Adviser advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

      In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolios, when instructed to do so by either the Fund or the Adviser, Sub-Adviser agrees and is authorized to place orders with one or more brokers or dealers identified by the Fund or Adviser (including brokers or dealers who are affiliated persons of the Fund or Adviser). The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

      Sub-Adviser also is authorized to aggregate purchase and sale orders for securities held (or to be held) in the Portfolios with similar orders being made on the same day for other client accounts or Portfolios managed by Sub-Adviser. When an order is so aggregated: (a) the actual prices applicable to the aggregated transaction will be averaged and the Portfolios and each other account or Portfolios participating in the aggregated transaction shall be treated as having purchased or sold its portion of the securities at such average price, and (b) all transaction costs incurred in effecting the aggregated transaction shall be shared on a pro-rata basis among the accounts or Portfolios (including the Portfolios) participating in the transaction. Adviser recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

      When recommending or effecting a transaction in a particular security or investment for more than one client account or Portfolios (including the Portfolios), Sub-Adviser may allocate such recommendations or transactions among all accounts and Portfolios for whom the recommendation is made or transaction is effected on a basis that Sub-Adviser considers equitable.

6. Sub-Adviser's services under this Agreement are not exclusive. Sub-Adviser may provide the same or similar services to other clients. Adviser acknowledges that, except when transactions for multiple clients are aggregated, transactions in a specific security or other investment may not be recommended or executed at the same time or price for all client accounts or Portfolios (including the Portfolios) for which that security or investment is recommended or executed. This Agreement does not require Sub-Adviser to give priority to the Portfolios over other client accounts or Portfolios.

7. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser, the Fund or the Portfolios or otherwise be deemed agents of the Adviser, the Fund or the Portfolios.

8. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for the Portfolios in connection with the purchase or sale of securities or other investments for the Portfolios, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Fund's board of directors and set forth in the Fund's current registration statement; (b) the provisions of the Investment Advisers Act of 1940, as amended (the "Advisers Act"); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Such brokerage services are not within the scope of the duties of Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by Fund's board of directors, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Portfolios or the Fund for such services in addition to Sub-Adviser's fees for services under this Agreement.

9. The Adviser delegates the Adviser's discretionary authority to exercise voting rights with respect to the securities and other investments in the Portfolios to the Sub-Adviser. The Sub-Adviser shall exercise these voting rights unless and until the Adviser revokes this delegation. The Adviser may revoke this delegation at any time without cause. The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three years, of the Sub-Adviser's voting procedures, and of the Sub-Adviser's actual votes, and shall supply this record to the Adviser, or any authorized representative of the Adviser, upon the written request of the Adviser or the Adviser's authorized representative, as appropriate.

10. Nothing in this Agreement shall require Sub-Adviser to take or receive physical possession of cash, securities or other investments of the Portfolios.

11. Sub-Adviser is registered with the U.S. Securities and Exchange Commission under the Advisers Act. Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser.

12. Sub-Adviser: (a) is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the Investment Company Act of 1940, as amended, (the "1940 Act") or the
Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services this Agreement, and (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

13. Adviser: (a) is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services this Agreement, and (e) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act. Adviser represents that the Fund is (and during the term of this Agreement, will remain) registered as an open-end management investment company under the 1940 Act and that the shares of the Fund representing an interest in the Portfolios are (and during the term of this Agreement will remain) registered under the Securities Act of 1933 and under any applicable state securities laws.

14. Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of that code, together with evidence of its adoption. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice president of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of Adviser or the Fund, Sub-Adviser shall permit representatives of Adviser or the Fund to examine the reports (or summaries of the reports) required to be made to Sub-Adviser by Rule 17j-1(c)(1) and other records evidencing enforcement of the code of ethics.

15. For the services rendered, the facilities furnished and the expenses assumed by Sub-Adviser, Adviser shall pay Sub-Adviser at the end of each month a fee based on the average daily net assets of the Intermediate Term Bond Portfolio, Long Term Bond Portfolio, and Government Securities Portfolio at the following annual rate:

                               0.15% on all assets

For the services rendered, the facilities furnished and the expenses assumed by Sub-Adviser, Adviser shall pay Sub-Adviser at the end of each month a fee based on the average daily net assets of the Money Market Portfolio at the following annual rate:

                               0.10% on all assets

Sub-Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolios shall be determined in the manner and on the dates set forth in the current prospectus of the Fund, and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty business days of the date of termination.

      During any period when the determination of net asset value is suspended, the net asset value of the Portfolios as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

16. Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Portfolios' investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9),
(b)(10) and (f) of Rule 31a-1 under the 1940 Act.

      Sub-Adviser agrees that all books and records which it maintains for the Portfolios or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser's or the Fund's request (provided, however, that Sub-Adviser may retain copies of such records). All such books and records shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at Sub-Adviser's offices. Adviser and the Fund or either of their authorized representative shall have the right to copy any records in the possession of Sub-Adviser that pertain to the
Portfolios or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund. The Sub-Adviser agrees that the policies and procedures established by the Sub-Adviser for managing the Portfolios, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the sub-adviser/client relationship and management and operation of the Portfolios, shall be made available for inspection by the Adviser and the Fund or either of their authorized representatives not less frequently than annually.

17. Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or specifically by Adviser or the Fund, or if such disclosure is required by federal or state regulatory authorities.

      Sub-Adviser may disclose the investment performance of the Portfolios and the Portfolios, provided that such disclosure does not reveal the identity of the Adviser, the Portfolios or the Fund. Sub-Adviser may, however, disclose that Adviser, the Fund and the Portfolios are its clients, provided that such disclosure does not reveal the investment performance or the composition of the Portfolios.

18. In the absence of willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser or its officers, Directors or employees, or reckless disregard by Sub-Adviser of its duties under this Agreement (together, "disabling conduct"), Sub-Adviser shall not be liable to Adviser, the
Portfolios, the Fund or to any shareholder of the Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Notwithstanding the foregoing, breach by the Sub-Adviser of the second paragraph of section 4 hereof is deemed to be disabling conduct.

19. Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, partners, employees and any person who controls Adviser for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Fund's registration statement, any proxy statement, or communication to current or prospective investors in the Portfolios relating to disclosure about Sub-Adviser provided to Adviser by Sub-Adviser.

      Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, partners, employees and any person who controls Adviser for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of the Sub-Adviser's failure to ensure that the
Portfolios: (a) comply with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued, and (b) continuously qualify as a regulated investment company under Sub-Chapter M of the Code.

20. Adviser agrees to indemnify and defend Sub-Adviser, its officers, directors, partners, employees and any person who controls Adviser for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Fund's registration statement, any proxy statement, or other communication to current or prospective investors in the Portfolios (other than a misstatement or omission relating to disclosure about Sub-Adviser approved by the Sub-Adviser or provided to Adviser or the Fund by Sub-Adviser).

21. This Agreement shall not become effective unless and until it is approved by the board of directors of the Fund, including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and, to the extent required by law, a majority of the outstanding shares of the class of the Fund's stock representing an interest in the Portfolios. This Agreement shall come into full force and effect on the date which it is so approved. This Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the board of directors of the Fund, or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolios, and (b) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

22. Notwithstanding any other provision of this Agreement, this Agreement may be terminated at any time without the payment of any penalty, by the Fund's board of directors, or by vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolios on sixty days written notice to the Adviser and Sub-Adviser, or by the Adviser, or by the Sub-Adviser, on sixty days written notice to the other. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the investment advisory agreement between the Adviser and the Fund regarding the Adviser's management of the Portfolios.

23. This Agreement may be amended by the parties only if such amendment is specifically approved by (a) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and, if required by applicable law, (b) a majority of votes attributable to the outstanding Fund shares of the class representing an interest in the Portfolios.

24. The terms "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term "majority of the outstanding shares of the class" means the lesser of (a) 67% or more of the votes attributable to shares of such class present at a meeting if more than 50% of the votes attributable to such shares are present or represented by proxy or (b) more than 50% of the votes attributable to shares of such class.

25. This Agreement shall be construed in accordance with laws of the State of Delaware, and applicable provisions of the Advisers Act and 1940 Act.

26. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                              MONY Life Insurance Company of America

                              By:
                                 ----------------------------------

                              Title:
                                    -------------------------------

ATTEST:

--------------------------



                              MONY Capital Management, Inc.

                              By:
                                 ----------------------------------

                              Title:
                                    -------------------------------

ATTEST:

--------------------------

                                   APPENDIX E

                         FORM OF INVESTMENT SUB-ADVISORY
                       AGREEMENT FOR BOSTON ADVISORS, INC.

      THIS INVESTMENT SUB-ADVISORY AGREEMENT ("Agreement"), effective ________________, 2004 by and between MONY Life Insurance Company of America, a Delaware life insurance company (the "Adviser"), and Boston Advisers, Inc., a Massachusetts corporation (the "Sub-Adviser").

      Adviser and Sub-Adviser agree as follows:

1. Adviser hereby engages the services of Sub-Adviser in connection with Adviser's management of the Equity Growth Portfolio, Equity Income Portfolio, and Diversified Portfolio (the "Portfolios") of MONY Series Fund, Inc. (the "Fund"). Pursuant to this Agreement and subject to the oversight and supervision by Adviser and the officers and the board of directors of the Fund, Sub-Adviser shall manage the investment and reinvestment of that portion of the assets of the Portfolios that the Adviser shall, from time to time, direct.

2. Sub-Adviser hereby accepts appointment by Adviser in the foregoing capacity and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

3. In particular, Sub-Adviser shall furnish continuously an investment program for the Portfolios and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolios shall be held in various securities, cash or other investments. In this connection, Sub-Adviser shall provide Adviser and the officers and directors of the Fund with such reports and documentation as the latter shall reasonably request regarding Sub-Adviser's management of the Portfolios' assets.

4. Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (a) the Portfolios' investment objective, policies and restrictions as set forth in the Fund's current registration statement, (b) such policies or directives as the Fund's directors may from time to time establish or issue and communicate to the Sub-Adviser in writing, and (c) applicable law and related regulations. Adviser shall promptly notify Sub-Adviser in writing of changes to (a) or (b) above and shall notify Sub-Adviser in writing of changes to (c) above promptly after it becomes aware of such changes.

      In  particular,  the  Sub-Adviser  shall be responsible to ensure that the
Portfolios: (a) comply with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended, (the "Code") and regulations issued thereunder as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued, and (b) continuously qualify as a regulated investment company under Sub-Chapter M of the Code.

5. Sub-Adviser shall take all actions which it considers necessary to implement the investment policies of the Portfolios as these relate to the Portfolios, and in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolios with brokers or dealers selected by it, and to that end, Sub-Adviser is authorized as the agent of the Fund to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash for the account of the Portfolios. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolios, except where Adviser or the Fund instruct Sub-Adviser to place orders with a particular broker or dealer, Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Fund's board of directors and set forth in the Fund's current registration statement.

      To the extent permitted by the policy guidelines set forth in the Fund's current registration statement, Sub-Adviser is authorized to consider, in the selection of brokers and dealers to execute Portfolios transactions, not only the available prices and rates of brokerage commissions, but also other relevant factors which may include, without limitation: (a) the execution capabilities of such brokers and dealers, (b) research, custody and other services provided by such brokers and dealers which the Sub-Adviser believes will enhance its general Portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operational facilities of such brokers and dealers, (f) the risk to such a broker or dealer of positioning a block of securities, and (g) the overall quality of brokerage and research services provided by such brokers and dealers. In connection with the foregoing, Sub-Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to it a higher commission than that charged by other brokers and dealers if the Sub-Adviser determines in good faith that the amount of such commission is reasonable in relation to the value of such services in terms of either the particular transaction or in terms of Sub-Adviser's overall responsibilities with respect to the Portfolios and to any other client accounts or Portfolios which Sub-Adviser advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

      In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolios, when instructed to do so by either the Fund or the Adviser, Sub-Adviser agrees and is authorized to place orders with one or more brokers or dealers identified by the Fund or Adviser (including brokers or dealers who are affiliated persons of the Fund or Adviser). The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

      Sub-Adviser also is authorized to aggregate purchase and sale orders for securities held (or to be held) in the Portfolios with similar orders being made on the same day for other client accounts or Portfolios managed by Sub-Adviser. When an order is so aggregated: (a) the actual prices applicable to the aggregated transaction will be averaged and the Portfolios and each other account or Portfolios participating in the aggregated transaction shall be treated as having purchased or sold its portion of the securities at such average price, and (b) all transaction costs incurred in effecting the aggregated transaction shall be shared on a pro-rata basis among the accounts or Portfolios (including the Portfolios) participating in the transaction. Adviser recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

      When recommending or effecting a transaction in a particular security or investment for more than one client account or Portfolios (including the Portfolios), Sub-Adviser may allocate such recommendations or transactions among all accounts and Portfolios for whom the recommendation is made or transaction is effected on a basis that Sub-Adviser considers equitable.

6. Sub-Adviser's services under this Agreement are not exclusive. Sub-Adviser may provide the same or similar services to other clients. Adviser acknowledges that, except when transactions for multiple clients are aggregated, transactions in a specific security or other investment may not be recommended or executed at the same time or price for all client accounts or Portfolios (including the Portfolios) for which that security or investment is recommended or executed. This Agreement does not require Sub-Adviser to give priority to the Portfolios over other client accounts or Portfolios.

7. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser, the Fund or the Portfolios or otherwise be deemed agents of the Adviser, the Fund or the Portfolios.

8. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for the Portfolios in connection with the purchase or sale of securities or other investments for the Portfolios, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Fund's board of directors and set forth in the Fund's current registration statement; (b) the provisions of the Investment Advisers Act of 1940, as amended (the "Advisers Act"); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Such brokerage services are not within the scope of the duties of Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by Fund's board of directors, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Portfolios or the Fund for such services in addition to Sub-Adviser's fees for services under this Agreement.

9. The Adviser delegates the Adviser's discretionary authority to exercise voting rights with respect to the securities and other investments in the Portfolios to the Sub-Adviser. The Sub-Adviser shall exercise these voting rights unless and until the Adviser revokes this delegation. The Adviser may revoke this delegation at any time without cause. The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three years, of the Sub-Adviser's voting procedures, and of the Sub-Adviser's actual votes, and shall supply this record to the Adviser, or any authorized representative of the Adviser, upon the written request of the Adviser or the Adviser's authorized representative, as appropriate.

10. Nothing in this Agreement shall require Sub-Adviser to take or receive physical possession of cash, securities or other investments of the Portfolios.

11. Sub-Adviser is registered with the U.S. Securities and Exchange Commission under the Advisers Act. Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser.

12. Sub-Adviser: (a) is duly organized and validly existing under the laws of the State of Massachusetts with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the Investment Company Act of 1940, as amended, (the "1940 Act") or the Advisers Act from performing the services contemplated by this Agreement,
(d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services this Agreement, and (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

13. Adviser: (a) is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services this Agreement, and (e) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act. Adviser represents that the Fund is (and during the term of this Agreement, will remain) registered as an open-end management investment company under the 1940 Act and that the shares of the Fund representing an interest in the Portfolios are (and during the term of this Agreement will remain) registered under the Securities Act of 1933 and under any applicable state securities laws.

14. Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of that code, together with evidence of its adoption. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice president of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of Adviser or the Fund, Sub-Adviser shall permit representatives of Adviser or the Fund to examine the reports (or summaries of the reports) required to be made to Sub-Adviser by Rule 17j-1(c)(1) and other records evidencing enforcement of the code of ethics.

15. For the services rendered, the facilities furnished and the expenses assumed by Sub-Adviser, Adviser shall pay Sub-Adviser at the end of each month a fee based on the average daily net assets of the Portfolios at the following annual rate:

                               0.15% on all assets

Sub-Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolios shall be determined in the manner and on the dates set forth in the current prospectus of the Fund, and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty business days of the date of termination.

      During any period when the determination of net asset value is suspended, the net asset value of the Portfolios as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

16. Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Portfolios' investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9),
(b)(10) and (f) of Rule 31a-1 under the 1940 Act.

      Sub-Adviser agrees that all books and records which it maintains for the Portfolios or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser's or the Fund's request (provided, however, that Sub-Adviser may retain copies of such records). All such books and records shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at Sub-Adviser's offices. Adviser and the Fund or either of their authorized representative shall have the right to copy any records in the possession of Sub-Adviser which pertain to the Portfolios or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund.

      The Sub-Adviser agrees that the policies and procedures established by the Sub-Adviser for managing the Portfolios, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the sub-adviser/client relationship and management and operation of the Portfolios, shall be made available for inspection by the Adviser and the Fund or either of their authorized representatives not less frequently than annually.

17. Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or specifically by Adviser or the Fund, or if such disclosure is required by federal or state regulatory authorities.

      Sub-Adviser may disclose the investment performance of the Portfolios and the Portfolios, provided that such disclosure does not reveal the identity of the Adviser, the Portfolios or the Fund. Sub-Adviser may, however, disclose that Adviser, the Fund and the Portfolios are its clients, provided that such disclosure does not reveal the investment performance or the composition of the Portfolios.

18. In the absence of willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser or its officers, Directors or employees, or reckless disregard by Sub-Adviser of its duties under this Agreement (together, "disabling conduct"), Sub-Adviser shall not be liable to Adviser, the
Portfolios, the Fund or to any shareholder of the Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Notwithstanding the foregoing, breach by the Sub-Adviser of the second paragraph of section 4 hereof is deemed to be disabling conduct.

19. Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, partners, employees and any person who controls Adviser for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Fund's registration statement, any proxy statement, or communication to current or prospective investors in the Portfolios relating to disclosure about Sub-Adviser provided to Adviser by Sub-Adviser.

      Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, partners, employees and any person who controls Adviser for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of the Sub-Adviser's failure to ensure that the
Portfolios: (a) comply with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued, and (b) continuously qualify as a regulated investment company under Sub-Chapter M of the Code.

20. Adviser agrees to indemnify and defend Sub-Adviser, its officers, directors, partners, employees and any person who controls Adviser for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Fund's registration statement, any proxy statement, or other communication to current or prospective investors in the Portfolios (other than a misstatement or omission relating to disclosure about Sub-Adviser approved by the Sub-Adviser or provided to Adviser or the Fund by Sub-Adviser).

21. This Agreement shall not become effective unless and until it is approved by the board of directors of the Fund, including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and, to the extent required by law, a majority of the outstanding shares of the class of the Fund's stock representing an interest in the Portfolios. This Agreement shall come into full force and effect on the date which it is so approved. This Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the board of directors of the Fund, or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolios, and (b) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

22. Notwithstanding any other provision of this Agreement, this Agreement may be terminated at any time without the payment of any penalty, by the Fund's board of directors, or by vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolios on sixty days written notice to the Adviser and Sub-Adviser, or by the Adviser, or by the Sub-Adviser, on sixty days written notice to the other. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the investment advisory agreement between the Adviser and the Fund regarding the Adviser's management of the Portfolios.

23. This Agreement may be amended by the parties only if such amendment is specifically approved by (a) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and, if required by applicable law, (b) a majority of votes attributable to the outstanding Fund shares of the class representing an interest in the Portfolios.

24. The terms "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term "majority of the outstanding shares of the class" means the lesser of (a) 67% or more of the votes attributable to shares of such class present at a meeting if more than 50% of the votes attributable to such shares are present or represented by proxy or (b) more than 50% of the votes attributable to shares of such class.

25. This Agreement shall be construed in accordance with laws of the State of Delaware, and applicable provisions of the Advisers Act and 1940 Act.

26. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                              MONY Life Insurance Company of America

                              By:
                                 ----------------------------------

                              Title:
                                    -------------------------------

ATTEST:

--------------------------

                              Boston Advisors, Inc.

                              By:
                                 ----------------------------------

                              Title:
                                    -------------------------------

ATTEST:

--------------------------

                                   APPENDIX F

                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION
                         RELATING TO THE MONY PORTFOLIOS

      THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made as of this 4th day of June, 2004, by and among EQ Advisors Trust, a Delaware statutory trust ("Acquiring Fund"), on behalf of each of its segregated portfolios of assets ("series") listed on Schedule A to this Agreement ("Schedule A"), MONY Series Fund, Inc., a Maryland corporation ("Acquired Fund"), on behalf of its series listed on Schedule A, solely for purposes of paragraph 6, AXA Financial, Inc. ("AXA Financial"), and, solely for purposes of paragraph 5.9, MONY Life Insurance Company "MONY Life") and MONY Life Insurance Company of America ("MONY America"). (Each such series listed on Schedule A under the heading "Acquiring Portfolios" is a series of the Acquiring Fund and is referred to herein as an "Acquiring Portfolio," each such series listed thereon under the heading "Acquired Portfolios" is a series of the Acquired Fund and is referred to herein as an "Acquired Portfolio," and all such series are sometimes referred to herein individually as a "Portfolio" and collectively as the "Portfolios." The Acquiring Fund and the Acquired Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds.")

      The Acquired Fund sells shares of common stock, and the Acquiring Fund will sell common shares of beneficial interest, $0.01 par value per share, in its respective Portfolios ("shares") to separate accounts of certain insurance companies. The Acquired Portfolios are, and the Acquiring Portfolios will be, an underlying investment option for those separate accounts, which fund certain variable annuity contracts and/or variable life insurance policies issued by those companies ("Contracts"). Shares of the Acquired Portfolios are held entirely by separate accounts of MONY Life and MONY America ("Insurance Companies") (collectively, "Separate Accounts"). Under applicable law, the assets of all such accounts (I.E., the shares of the Portfolios) are the property of the respective Insurance Companies (which are the owners of record of those shares) and are held for the benefit of the Contract holders.

      Each Fund wishes to effect seven separate reorganizations, each described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"), and intends this Agreement to be, and adopts it as, a "plan of
reorganization"   within  the  meaning  of  the   regulations   under  the  Code
("Regulations"). Each reorganization will involve an Acquired Portfolio's changing its identity, form, and place of organization -- by converting from a series of the Acquired Fund to a series of the Acquiring Fund -- by transferring all its assets to the Acquiring Portfolio listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring such assets and continuing that Acquired Portfolio's business) in exchange solely for shares in that Acquiring Portfolio, that Acquiring Portfolio's assumption of all that Acquired Portfolio's liabilities, and the distribution of those shares to the Separate Accounts in complete liquidation of that Acquired Portfolio (all the foregoing transactions involving each Acquired Portfolio and its corresponding Acquiring Portfolio being referred to herein collectively as a "Reorganization"), all on the terms and conditions hereinafter set forth in this Agreement. The consummation of one Reorganization shall not be contingent on the consummation of the other Reorganization. (For convenience, the balance of this Agreement will refer only to a single Reorganization, one Acquired Portfolio, and one Acquiring Portfolio, but the terms and conditions hereof shall apply separately to each Reorganization and the Portfolios participating therein.)

      Each Fund's Board of Directors/Trustees (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its respective Portfolio and that the interests of the existing shareholders of its respective Portfolio will not be diluted as a result of the Reorganization.

      The Acquired Portfolio offers one class of shares ("Acquired Portfolio Shares"). The Acquiring Portfolio's shares will be divided into two classes, designated Class IA and Class IB shares. Only Class IA shares ("Acquiring Portfolio Shares") will be involved in the Reorganization. Acquiring Portfolio Shares will be substantially similar to Acquired Portfolio Shares.

1.    PLAN OF REORGANIZATION AND TERMINATION

      1.1 Subject to the requisite approval of the Acquired Portfolio's shareholders and the terms and conditions herein set forth, the Acquired Portfolio shall assign, convey, transfer, and deliver all of its assets described in paragraph 1.2 to the Acquiring Portfolio. In exchange therefor, the Acquiring Portfolio shall -

      (a) issue and deliver to the Acquired Portfolio the number of full and fractional (rounded to the eighth decimal place) Acquiring Portfolio Shares equal to the number of full and fractional Acquired Portfolio Shares then outstanding; and

      (b) assume all liabilities of the Acquired Portfolio, as set forth in paragraph 1.3.

Such transactions shall take place at the Closing Date (as defined in paragraph 2.1).

      1.2 The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property the Acquired Portfolio owns (including all cash, securities, commodities, futures interests, interest and dividends receivable, claims and rights of action, rights to register shares under applicable securities laws, and books and records, and any deferred or prepaid expenses shown as an asset on its books) on the closing date provided for in paragraph 2.1 ("Closing Date") (collectively, "Assets").

      1.3 The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall assume all liabilities, debts, obligations, and duties of whatever kind or nature of the Acquired Portfolio, whether absolute, accrued, contingent, or otherwise, known or unknown, existing on the Closing Date (collectively, "Liabilities").

      1.4 At the Closing Date, the Acquiring Portfolio shall redeem the Acquiring Portfolio Share issued pursuant to paragraph 5.6 for $1.00. Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Portfolio will distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to the Separate Accounts, in proportion to their Acquired Portfolio Shares held of record as of immediately after the close of business on the Closing Date, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the Acquired Portfolio's account on the Acquiring Portfolio's books to open accounts on the Acquiring Portfolio's share records in the names of the Separate Accounts (I.E., the account for a Separate Account shall be credited with the number of full and fractional Acquiring Portfolio Shares equal to the number of full and fractional Acquired Portfolio Shares that Separate Account held on the Closing Date). All issued and outstanding Acquired Portfolio Shares shall simultaneously be canceled on its books. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with the Reorganization.

      1.5 Ownership of Acquiring Portfolio Shares shall be shown on the books of The Equitable Life Assurance Society of the United States ("Equitable") as the Acquiring Fund's transfer agent.

      1.6 Any reporting responsibility of the Acquired Portfolio, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the Acquired Portfolio's responsibility.

      1.7 As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.4, but in all events within six months after the Closing Date, the Acquired Portfolio shall be terminated as a series of the Acquired Fund and any further actions shall be taken in connection therewith as required by applicable law.

2.    CLOSING AND CLOSING DATE

      2.1 Unless the Funds agree otherwise, the Closing Date shall be July 9, 2004, and all acts necessary to consummate the Reorganization ("Closing Date") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date (4:00 p.m., Eastern Time). The Closing Date shall be held at the offices of the Acquiring Fund or at such other place as the Funds agree.

      2.2 The Acquired Fund shall direct State Street Bank and Trust Company, as custodian for the Acquired Portfolio ("Custodian"), to deliver, at the Closing Date, a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act")) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

      2.3 The Acquired Fund shall direct State Street Bank and Trust Company, as the Acquired Fund's transfer agent ("Acquired Fund Transfer Agent"), to deliver at the Closing Date a certificate of an authorized officer identifying the Separate Accounts and stating the number (rounded to the third decimal place) and percentage ownership of outstanding Acquired Portfolio Shares owned by each Separate Account immediately prior to the Closing Date.

      2.4 The Acquired Fund shall deliver to the Acquiring Fund at the Closing Date a certificate of the Acquired Fund's Treasurer setting forth information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on the Acquired Portfolio's books immediately before the Closing Date.

      2.5 Each Fund shall deliver to the other at the Closing Date a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the Closing Date, to the effect that the representations and warranties it made in this Agreement are true and correct on the Closing Date except as they may be affected by the transactions contemplated by this Agreement.

      2.6 At the Closing Date, each Fund shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, and other documents the other Fund or its counsel reasonably requests.

3.    REPRESENTATIONS AND WARRANTIES

      3.1 The Acquired Fund, on behalf of the Acquired Portfolio, represents and warrants to the Acquiring Fund, on behalf of the Acquiring Portfolio, as follows:

      (a) The Acquired Fund is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation, including any amendments thereto ("Articles of Incorporation"), have been duly filed in the office of the Department of Assessments and Taxation thereof;

      (b) The Acquired Fund is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the time of the Closing Date;

      (c) The Acquired Portfolio is duly organized as a series of the Acquired Fund;

      (d) On the Closing Date, the Acquired Fund, on behalf of the Acquired Portfolio, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund, on behalf of the Acquiring Portfolio, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended ("1933 Act");

      (e) The Acquired Portfolio is not engaged currently, and the execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Articles of Incorporation or the Acquired Fund's By-Laws (collectively, "Acquired Fund Governing Documents") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund, on behalf of the Acquired Portfolio, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Acquired Fund, on behalf of the Acquired Portfolio, is a party or by which it is bound;

      (f) All material contracts and other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Portfolio on or prior to the Closing Date;

      (g) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund with respect to the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund, on behalf of the Acquired Portfolio, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Acquired Portfolio at and for the year ended on December 31, 2003, have been audited by PricewaterhouseCoopers, LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied. Such statements present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (i) Since December 31, 2003, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subparagraph, a decline in net asset value per Acquired Portfolio Share due to declines in market values of securities the Acquired Portfolio holds, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change;

      (j) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (k) The Acquired Portfolio is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, the Acquired Portfolio has met (or, for its current taxable year, will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company ("RIC"), has complied (or will comply) with the diversification requirements applicable to segregated asset accounts imposed by Subchapter L of the Code, and has been (or will
            be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; the Acquired Portfolio will invest its assets at all times through the Closing Date in a manner that ensures compliance with the foregoing; from the time it commenced operations through the Closing Date, the Acquired

            Portfolio has conducted and will conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; and the Acquired Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

      (l) All issued and outstanding Acquired Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Acquired Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Portfolio Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 2.3; and the Acquired Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Portfolio Shares, nor is there outstanding any security convertible into any Acquired Portfolio Shares;

      (m) The Acquired Portfolio incurred the Liabilities in the ordinary course of its business;

      (n) The Acquired Portfolio is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

      (o) During the five-year period ending on the Closing Date, (1) neither the Acquired Portfolio nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Portfolio Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Portfolio Shares or Acquired Portfolio Shares, except for shares redeemed in the ordinary course of the Acquired Portfolio's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and
            (2) no distributions will have been made with respect to Acquired Portfolio Shares, other than normal, regular dividend distributions made pursuant to the Acquired Portfolio's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (as defined in section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

      (p) Not more than 25% of the value of the Acquired Portfolio's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

      (q) The Acquired Fund's current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      (r) The Registration Statement (as defined in paragraph 3.3(a)) (other than written information provided by the Acquiring Fund for inclusion therein) will, on the effective date of the Registration Statement, on the Closing Date, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

      (s) The Acquired Fund does not have, and during the six months before the date hereof has not had, any employees and shall not hire any employees after the date hereof through the Closing Date; and as of the Closing Date the Acquired Fund will have no obligation to provide any (1) post-retirement or post-employment benefit to any individual or any corporation, partnership, joint venture, association, trust, unincorporated organization, or other entity ("Person"), including under any material "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended), bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit-sharing, or welfare plan, or other plan, arrangement, or understanding maintained or contributed to by the Acquired Fund on the Acquired Portfolio's behalf, or otherwise providing benefits to any current or former employee, officer, or director of the Acquired Fund, or (2) unfunded deferred compensation or other unfunded or self-funded benefits to any Person;

      (t) No broker, finder, agent, or similar intermediary has acted for or on behalf of the Acquired Fund in connection with this Agreement or the transactions contemplated hereby, and no such intermediary is entitled to any broker's, finder's, or similar fee or other commission in connection therewith based on any agreement, arrangement, or understanding with the Acquired Fund or any action taken by it; and

      (u) The Acquiring Portfolio Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof.

      3.2 The Acquiring Fund, on behalf of the Acquiring Portfolio, represents and warrants to the Acquired Fund, on behalf of the Acquired Portfolio, as follows:

      (a) The Acquiring Fund is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust, including any amendments thereto, has been duly filed in the office of the Secretary of State thereof;

      (b) The Acquiring Fund is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the time of the Closing Date;

      (c) Before the Closing Date, the Acquiring Portfolio will be duly organized as a series of the Acquiring Fund;

      (d) The Acquiring Portfolio has not commenced operations and will not do so until after the Closing Date;

      (e) Before the Closing Date, there will be no (1) issued and outstanding Acquiring Portfolio Shares, (2) options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, (3) security convertible into any Acquiring Portfolio Shares, or (4) any other securities issued by it, except as provided in paragraph 5.6;

      (f) No consideration other than Acquiring Portfolio Shares (and the Acquiring Portfolio's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

      (g) The Acquiring Portfolio is not engaged currently, and the execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Acquiring Fund's Agreement and Declaration of Trust ("Declaration of Trust") or By-Laws (collectively, "Acquiring Fund Governing Documents") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund, on behalf of the Acquiring Portfolio, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Acquiring Fund, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

      (h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund with respect to the Acquiring Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring

            Fund, on behalf of the Acquiring Portfolio, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (i) The Acquiring Portfolio will be a "fund" as defined in section 851(g)(2) of the Code, will meet the requirements of Subchapter M of the Code for qualification as a RIC, and will comply with the diversification requirements applicable to segregated asset accounts imposed by Subchapter L of the Code for its taxable year in which the Reorganization occurs; and it intends to continue to meet all such requirements for the next taxable year;

      (j) The Acquiring Portfolio has no plan or intention to issue additional Acquiring Portfolio Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Portfolio, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning on the Closing Date, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Portfolio Shares, any Acquiring Portfolio Shares issued to the Separate Accounts pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

      (k) Following the Reorganization, the Acquiring Portfolio (1) will continue the Acquired Portfolio's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of the Acquired Portfolio's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, the Acquiring Portfolio (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

      (l) There is no plan or intention for the Acquiring Portfolio to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

      (m) During the five-year period ending on the Closing Date, neither the Acquiring Portfolio nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Portfolio Shares with consideration other than Acquiring Portfolio Shares;

      (n) Immediately after the Reorganization, (1) not more than 25% of the value of the Acquiring Portfolio's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

      (o) The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Separate Accounts, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares and will be fully paid and non-assessable by the Acquiring Fund;

      (p) The Registration Statement (other than written information provided by the Acquired Fund for inclusion therein) will, on the effective date of the Registration Statement, on the Closing Date, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

      (q) No broker, finder, agent, or similar intermediary has acted for or on behalf of the Acquiring Fund in connection with this Agreement or the transactions contemplated hereby, and no such intermediary is entitled to any broker's, finder's, or similar fee or other commission in connection therewith based on any agreement, arrangement, or understanding with the Acquiring Fund or any action taken by it; and

      (r) The Declaration of Trust permits the Acquiring Fund to vary its shareholders' investment therein. The Acquiring Fund does not have a fixed pool of assets -- each series thereof (including Acquiring Portfolio after it commences operations) is (will be) a managed portfolio of securities, and Equitable and each investment sub-adviser thereof has the authority to buy and sell securities for it.

      3.3 Each Fund, on behalf of its respective Portfolio, represents and warrants to the other Fund, on behalf of its respective Portfolio, as follows:

      (a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ( "1934 Act "), or the 1940 Act for its execution or performance of this Agreement, except for (1) the Acquiring Fund's filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Closing Date;

      (b) The fair market value of the Acquiring Portfolio Shares each Separate Account receives will be approximately equal to the fair market value of its Acquired Portfolio Shares it constructively surrenders in exchange therefor;

      (c) Its management (1) is unaware of any plan or intention of the Separate Accounts to redeem, sell, or otherwise dispose of (i) any portion of their Acquired Portfolio Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Portfolio or (ii) any portion of the Acquiring Portfolio Shares they receive in the Reorganization to any person "related" (within such meaning) to the Acquiring Portfolio,
            (2) does not anticipate dispositions of those Acquiring Portfolio Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of the Acquired Portfolio as a series of an open-end investment company, (3) expects that the percentage of interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Portfolio Shares immediately following the Reorganization;

      (d) The Separate Accounts will pay their own expenses, if any, incurred in connection with the Reorganization;

      (e) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by the Acquiring Portfolio and those to which the Assets are subject;

      (f) None of the compensation any Insurance Company receives as a service provider to the Acquired Portfolio will be separate consideration for, or allocable to, any of the Acquired Portfolio Shares that Insurance Company (through its Separate Account(s)) held; none of the Acquiring Portfolio Shares any Insurance Company receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any Insurance Company will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

      (g) Neither Portfolio will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization

            (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses");

      (h) The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1(o) and 3.2(j) and (m) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in the Acquired Portfolio on the Closing Date;

      (i) Immediately following consummation of the Reorganization, the Separate Accounts will own all the Acquiring Portfolio Shares and will own such shares solely by reason of their ownership of the Acquired Portfolio Shares immediately before the Reorganization;

      (j) Immediately following consummation of the Reorganization, the Acquiring Portfolio will hold the same assets -- except for assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that the Acquired Portfolio held or was subject to immediately prior to the Reorganization, plus any liabilities for the Portfolios' expenses incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Acquired Portfolio made immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets; and

      (k) It is not (a) in violation of any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties, (b) subject to any lien, charge or encumbrance upon any of its property or assets pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, (c) in breach of or a default under any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, except for violations, encumbrances, breaches, or defaults that do not or would not have, either individually or in the aggregate, a material adverse effect on the condition (financial or other), business, business prospects, properties, net assets or results of operations of the Fund.

4.    COVENANTS

      4.1 The Acquired Fund covenants to call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other corporate action necessary to obtain approval of the transactions contemplated herein ("Shareholders Meeting").

      4.2 The Acquired Fund covenants that the Acquiring Portfolio Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

      4.3 The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining information the latter Fund reasonably requests concerning the beneficial ownership of Acquired Portfolio Shares.

      4.4 The Acquired Fund covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the Acquiring Fund at the Closing Date.

      4.5 Each Fund covenants to cooperate in preparing the Registration Statement in compliance with applicable federal and state securities laws.

      4.6 Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Fund deems necessary or desirable in order to vest in, and confirm to, (a) the Acquiring Portfolio, title to and possession of all the Assets, and (b) the Acquired Portfolio, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

      4.7 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Closing Date.

      4.8 Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.    CONDITIONS PRECEDENT

Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Closing Date, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the time of Closing Date, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

      5.1 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio's assets or properties.

      5.2 On the Closing Date, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

      5.3 The Acquired Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Acquiring Fund ("Acquiring Fund Counsel"), substantially to the effect that:

      (a) The Acquiring Portfolio is a duly established series of the Acquiring Fund, a statutory trust validly existing under the laws of the State of Delaware with power to own all its properties and assets and to carry on its business as described in the Acquiring Fund's current registration statement on Form N-1A filed with the Commission ("Acquiring Fund's Form N-1A");

      (b) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund on behalf of the Acquiring Portfolio and is a valid and binding obligation of the Acquiring Portfolio, enforceable against the Acquiring Portfolio in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights of creditors generally, and to general principles of equity (whether applied by a court of law or equity);

      (c) Assuming that a consideration of not less than the net asset value of the Acquiring Portfolio Shares has been paid, and assuming that such shares are issued in accordance with the terms of this Agreement, the Acquiring Portfolio Shares are legally issued and fully paid and non-assessable by the Acquiring Fund;

      (d) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Governing Documents, or breach or constitute a default under the express terms of any agreement or instrument set forth in a certificate of an officer of the Acquiring Fund (which shall include the agreements and instruments filed as exhibits to the Acquiring Fund's Form N-1A), or result in the acceleration of (or entitle any party to accelerate the maturity of) any obligation of the Acquiring Portfolio under any such agreement or instrument with respect to the express terms thereof, or result in a violation of any existing obligation of the Acquiring Portfolio under the express terms of any court order that, to Acquiring Fund Counsel's knowledge, without investigation, names the Acquiring Portfolio and is specifically directed to it or its property;

      (e) No consent, approval, authorization, or order of any court or governmental authority of the United States or the State of Delaware is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, other than as may be required under the 1933 Act, the 1934 Act, and the 1940 Act, which have been obtained, or under the securities or blue sky laws of the State of Delaware, as to which Acquiring Fund Counsel expresses no opinion;

      (f) The Acquiring Fund is registered as an investment company under the 1940 Act, and, to Acquiring Fund Counsel's knowledge, no order has been issued or proceeding instituted to suspend such registration; and

      (g) To Acquiring Fund Counsel's knowledge (without any independent inquiry or investigation), no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or overtly threatened as to the Acquiring Portfolio or any of its properties or assets, and the Acquiring Portfolio is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquiring Portfolio's business.

In rendering such opinion, Acquiring Fund Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to either Fund or Portfolio, and may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than the Acquiring Fund, has been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word "knowledge" and related terms to mean the actual knowledge of attorneys then with Acquiring Fund Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on the representations and warranties in this Agreement and in officers' certificates.

      5.4 The Acquiring Fund shall have received an opinion of Catherine R. McClellan, counsel to the Acquired Fund ("Acquired Fund Counsel"), substantially to the effect that:

      (a) The Acquired Portfolio is a duly established series of the Acquired Fund, a corporation validly existing under the laws of the State of Maryland with power to own all its properties and assets and to carry on its business as described in the Acquired Fund's registration statement on Form N-1A filed with the Commission ("Acquired Fund's Form N-1A");

      (b) This Agreement has been duly authorized, executed, and delivered by the Acquired Fund on behalf of the Acquired Portfolio and is a valid and binding obligation of the Acquired Portfolio, enforceable against the Acquired Portfolio in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally, and to general principles of equity (whether applied by a court of law or equity);

      (c) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquired Fund Governing Documents, or breach or constitute a default under the express terms of any agreement or instrument set forth in a certificate of an officer of the Acquired Fund (which shall include the agreements and instruments filed as exhibits to the Acquired Fund's Form N-1A), or result in the acceleration of (or entitle any party to accelerate the maturity of) any obligation of the Acquired Portfolio under any such agreement or instrument with respect to the express terms thereof, or result in a violation of any existing obligation of the Acquired Portfolio under the express terms of any court order that, to Acquired Fund Counsel's knowledge, without investigation, names the Acquired Portfolio and is specifically directed to it or its property;

      (d) No consent, approval, authorization, or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, other than as may be required under the 1933 Act, the 1934 Act, and the 1940 Act, which have been obtained, or under the securities or blue sky laws of the State of Maryland, as to which Acquired Fund Counsel expresses no opinion;

      (e) The Acquired Fund is registered as an investment company under the 1940 Act, and, to Acquired Fund Counsel's knowledge, no order has been issued or proceeding instituted to suspend such registration; and

      (f) To Acquired Fund Counsel's knowledge (without any independent inquiry or investigation), no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or overtly threatened as to the Acquired Portfolio or any of its properties or assets, and the Acquired Portfolio is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Portfolio's business.

In rendering such opinion, Acquired Fund Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to either Fund or Portfolio, and may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than the Acquired Fund, has been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word "knowledge" and related terms to mean the actual knowledge of attorneys then with Acquired Fund Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on the representations and warranties in this Agreement and in officers' certificates.

      5.5 Each Fund shall have received an opinion of Acquiring Fund Counsel as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Acquiring Fund Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Acquiring Fund Counsel may treat as representations and warranties made to it, and in separate letters addressed to Acquiring Fund Counsel. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

      (a) The Acquiring Portfolio's acquisition of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities, followed by the Acquired Portfolio's distribution of those shares to the Separate Accounts, in proportion to their Acquired Portfolio Shares held of record as of immediately after the close of business on the Closing Date, constructively in exchange for those shares, will qualify as a "reorganization" (as defined in section 368(a)(1) of the Code), and each Portfolio will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

      (b) The Acquired Portfolio will recognize no gain or loss on the transfer of the Assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the Acquiring Portfolio's assumption of the Liabilities or on the subsequent distribution of those shares to the Separate Accounts in constructive exchange for their Acquired Portfolio Shares;

      (c) The Acquiring Portfolio will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities;

      (d) The Acquiring Portfolio's basis in each Asset will be the same as the Acquired Portfolio's basis therein immediately before the Reorganization, and the Acquiring Portfolio's holding period for each Asset will include the Acquired Portfolio's holding period therefor;

      (e)   A  Separate   Account  will   recognize  no  gain  or  loss  on  the
            constructive exchange of all its Acquired Portfolio Shares solely for Acquiring Portfolio Shares pursuant to the Reorganization;

      (f) A Separate Account's aggregate basis in the Acquiring Portfolio Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Portfolio Shares it constructively surrenders in exchange for those Acquiring Portfolio Shares, and its holding period for those Acquiring Portfolio Shares will include, in each instance, its holding period for those Acquired Portfolio Shares, provided the Separate Account held them as capital assets on the Closing Date; and

      (g) For purposes of section 381 of the Code, the Acquiring Portfolio will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Acquired Portfolio's taxable year, the Acquiring Portfolio will take into account the Acquired Portfolio's tax attributes enumerated in section 381(c) of the Code as if there had been no Reorganization, and the part of the Acquired Portfolio's taxable year before the Reorganization will be included in the Acquiring Portfolio's taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Portfolios or any Separate Account with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      5.6 Before the Closing Date, the Acquiring Fund's Board of Trustees shall have authorized the issuance of, and the Acquiring Portfolio shall have issued, one Acquiring Portfolio Share to Equitable or an affiliate thereof in consideration of the payment of $1.00 to vote on the management contract and distribution plan referred to in paragraph 5.7.

      5.7 The Acquiring Fund (on behalf of and with respect to the Acquiring Portfolio) shall have entered into, or adopted, as appropriate, a management contract, distribution plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for the Acquiring Portfolio's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by the Acquiring Fund's Board of Trustees and, to the extent required by law (as interpreted by Commission staff positions), by such of those Trustees who are not "interested persons" (as defined in the 1940 Act) thereof and by Equitable or its affiliate as the Acquiring Portfolio's sole shareholder.

      5.8 The transactions contemplated under the Agreement and Plan of Merger, dated September 17, 2003, among AXA Financial, AIMA Acquisition Co., and The MONY Group Inc. ("MONY"), providing for the acquisition of MONY by AXA Financial, shall have been substantially consummated.

      5.9 The Insurance Companies shall have received an opinion of Sutherland, Asbill & Brennan, LLP, in form and substance reasonably satisfactory to the Insurance Companies and dated prior to or on the Closing Date, substantially to the effect that (i) Contract holders will not recognize any gain or loss as a result of the Reorganization and (ii) the Reorganization will not affect the status of the Contracts issued by the Insurance Companies as "life insurance contracts" for federal income tax purposes.

      5.10 At any time before the Closing Date, either Fund may waive any of the foregoing conditions (except those set forth in paragraphs 5.5 and 5.8) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Portfolio's shareholders' interests.

6.    EXPENSES

The Reorganization Expenses shall be borne by AXA Financial. The Reorganization Expenses include costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio's prospectus and the Acquired Portfolio's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.    TERMINATION

      This  Agreement  may be  terminated  at any time at or before the  Closing
Date:

      7.1 By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing Date, or (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met;

      7.2   By the Funds' mutual agreement; or

      7.3 By the Acquired Fund, at any time prior to the Shareholders Meeting, upon five (5) business days' prior written notice to the Acquiring Fund, if, as a result of any written offer or proposal in respect of an Alternative Proposal (as defined below), the Acquired Fund's Board of Directors determines that such written offer or proposal be accepted; PROVIDED, however, that (i)(A) the Acquired Fund's Board of Directors shall have reasonably concluded in good faith that the Alternative Proposal is more favorable to the Contractholders than the Reorganization (taking into account, without limitation, the likelihood that any required regulatory approvals for such Alternative Proposal will be obtained in a prompt and timely manner), (B) the Acquired Fund's Board of Directors shall have received an opinion from an Independent Third Party (as defined below) concluding in good faith that the Alternative Proposal is more favorable to the Contractholders than the Reorganization, and (C) the Acquired Fund's Board of Directors shall have determined in good faith, based on advice of outside counsel with respect to its duties under applicable law with respect to the proposed Alternative Proposal as the Board of Directors deems to be relevant, that, notwithstanding a binding commitment to consummate an agreement of the nature of this Agreement entered into in the proper exercise of its applicable duties, and notwithstanding all modifications that may be offered by the Acquiring Fund in negotiations entered into pursuant to clause (ii) below, such duties would also support its decision to reconsider such commitment and terminate this Agreement as a result of such written offer or proposal and (ii) prior to any such termination, the Acquired Fund shall negotiate in good faith with the Acquiring Fund to make such adjustments in the terms and conditions of this Agreement as would not require termination of this Agreement.

      As used in this Agreement, "Alternative Proposal" shall mean any inquiry, proposal or offer from any person relating to investment advisory, administrative and distribution services for an Acquired Portfolio, or any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving an Acquired Portfolio, other than the transactions contemplated by this Agreement.

      As used in this Agreement, "Independent Third Party" shall mean a third party that is mutually agreed upon by the Acquired Fund and the Acquiring Fund, and that is not an Interested Person (as defined in the 1940 Act) of the Acquired Fund, the Acquiring Fund or any Affiliated Person (as defined in the 1940 Act) thereof.

      7.4 In the event of termination of this Agreement under paragraph 7.1(b) or 7.2, there shall be no liability for damages on the part of either Fund, or its Directors/Trustees or officers, to the other Fund. In the event of termination under paragraph 7.3, the Acquired Fund shall reimburse AXA Financial for the Reorganization Expenses.

8.    AMENDMENTS

      This Agreement may be amended, modified, or supplemented at any time in any manner mutually agreed on in writing by the Funds, provided that no such amendment, modification, or supplement shall have a material adverse effect on the Separate Accounts' interests.

9.    ENTIRE AGREEMENT

      Neither Fund has made any representations, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Funds. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing Date.

10.   SEVERABILITY

      Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

11.   MISCELLANEOUS

      11.1 This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

      11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Portfolios and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

      11.3 Notice is hereby given that this instrument is executed and delivered on behalf of the Acquiring Fund's Trustees solely in their capacities as Trustees, and not individually, and that the Acquiring Fund's obligations under this instrument are not binding on or enforceable against any of its Trustees, officers, or shareholders or any series of the Acquiring Fund other than the Acquiring Portfolio but are only binding on and enforceable against the Acquiring Portfolio's property. The Acquired Fund's obligations under this instrument are not binding on or enforceable against any series of the Acquired Fund other than the Acquired Portfolio but are only binding on and enforceable against the Acquired Portfolio's property. Each Portfolio, in asserting any rights or claims under this Agreement, shall look only to the other Portfolio's property in settlement of such rights or claims and not to such Trustees, officers, or shareholders.

      11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Fund and delivered to the other Fund. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      IN WITNESS WHEREOF, each Fund has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

ATTEST: MONY SERIES FUND, INC., on behalf of each of its series listed on Schedule A

By:   /S/ CATHERINE R. MCCLELLAN         By:   /S/ KENNETH M. LEVINE
      ------------------------------           -------------------------------
      Catherine R. McClellan                   Kenneth M. Levine
      Secretary                                Chairman


ATTEST:                                  EQ ADVISORS  TRUST,  on behalf of each
                                         of its series listed on Schedule A

By:   /S/ PATRICIA LOUIE                 By:   /S/ STEVEN M. JOENK
      ------------------------------           -------------------------------
      Patricia Louie                           Steven M. Joenk
      Secretary                                President  and  Chief  Executive
                                               Officer


ATTEST:                                  Solely with  respect to  paragraph  6,
                                         AXA FINANCIAL, INC.

By:   /S/ PATRICIA LOUIE                 By:   /S/ PETER D. NORIS
      ------------------------------           -------------------------------
      Patricia Louie                           Peter D. Noris
      Vice President and Counsel               Executive Vice President and
                                               Chief Investment Officer

ATTEST:                                  Solely with respect to paragraph  5.9,
                                         MONY LIFE INSURANCE COMPANY

By:   /S/ DAVID WALDMAN                  By:   /S/ KENNETH M. LEVINE
      ------------------------------           -------------------------------
      David Waldman                            Kenneth M. Levine
      Secretary                                Executive Vice President

ATTEST: Solely with respect to paragraph 5.9, MONY LIFE INSURANCE COMPANY OF AMERICA

By:   /S/ DAVID WALDMAN                  By:   /S/ KENNETH M. LEVINE
      ------------------------------           -------------------------------
      David Waldman                            Kenneth M. Levine
      Secretary                                Executive Vice President

                                   SCHEDULE A

          ACQUIRED PORTFOLIOS                       ACQUIRING PORTFOLIOS
(EACH A SERIES OF MONY SERIES FUND, INC.)   (EACH A SERIES OF EQ ADVISORS TRUST)
-----------------------------------------   ------------------------------------

MONY Diversified Portfolio                  EQ/MONY Diversified Portfolio

MONY Equity Income Portfolio                EQ/MONY Equity Income Portfolio

MONY Equity Growth Portfolio                EQ/MONY Equity Growth Portfolio

MONY Government Securities Portfolio        EQ/MONY Government Securities
                                            Portfolio

MONY Intermediate Term Bond Portfolio       EQ/MONY Intermediate Term Bond
                                            Portfolio

MONY Long Term Bond Portfolio               EQ/MONY Long Term Bond Portfolio

MONY Money Market Portfolio                 EQ/MONY Money Market Portfolio

                                   APPENDIX G

             INVESTMENT OBJECTIVES AND POLICIES OF THE EQ PORTFOLIOS

This Appendix provides a more complete description of the principal investment objectives, strategies and risks of each of the EQ Portfolios. Of course, there can be no assurance that any EQ Portfolio will achieve its investment objective. The investment objective of an EQ Portfolio is not a fundamental policy and may be changed without a shareholder vote.

Please note that:

      o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each EQ Portfolio below.

      o Additional information concerning each EQ Portfolio's strategies, investments and risks can also be found in the EQ Trust's Statement of Additional Information.

EQ/MONY DIVERSIFIED PORTFOLIO
-----------------------------

INVESTMENT OBJECTIVE:  Seeks to maximize income and capital appreciation.

THE INVESTMENT STRATEGY: The Portfolio invests in a diversified mix of common stocks of U.S. and foreign companies, investment-grade corporate and government bonds, and money-market instruments. The mix of securities in the Portfolio will reflect the relative attractiveness of stocks, bonds, or money-market instruments as determined by the Sub-Adviser. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

THE PRINCIPAL RISKS: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in a combination of equity and fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks and Benchmarks."

      o     Asset Allocation Risk
      o     Equity Risk
      o     Fixed Income Risk
              Credit Risk
              Interest Rate Risk
              Investment Grade Securities Risk

EQ/MONY EQUITY GROWTH PORTFOLIO
-------------------------------

INVESTMENT OBJECTIVE:  Seeks to achieve capital appreciation.

THE INVESTMENT STRATEGY: This is a stock Portfolio that invests in companies with above average earnings growth. The primary consideration in stock selection is the rate of earnings growth relative to the price. The Portfolio seeks companies that have a specific advantage (products, patents, sales force, management, etc.), which enables them to grow at a superior pace. They generally achieve their sales growth by selling more units, rather than depending on price increases alone. As many of the fastest growing companies currently are traded over-the-counter, this Portfolio will have correspondingly larger holdings of over-the-counter stocks. The Portfolio may take a temporary defensive position in attempting to respond to adverse market conditions by investing in short term instruments of the type invested in by the Money Market Portfolio. Only a small percentage of the Portfolio will be temporarily invested in such instruments and that alone is unlikely to impact the ability of the Portfolio to meet its investment objective.

THE PRINCIPAL RISKS: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks and Benchmarks."

      o     Equity Risk
      o     Small- and Mid-Cap Company Risk
      o     Growth Investing Risk

EQ/MONY EQUITY INCOME PORTFOLIO
-------------------------------

INVESTMENT OBJECTIVE: Seeks to achieve capital appreciation and a high level of current income.

THE INVESTMENT STRATEGY: This is a stock Portfolio that invests in companies with above average dividend yields. Dividend yield relative to the S&P 500 average is used as a discipline and measure of value in selecting stocks for the Portfolio. To qualify for purchase a stock's yield must be greater than the S&P 500 yield. The effect of this discipline is that a stock whose price rises faster than its dividend increases is sold. They will generally be listed on the New York Stock Exchange, although some may be traded over-the-counter. Primarily, the Portfolio will be invested in common stocks, but some convertible instruments and short-term obligations may be used. The Portfolio may at times for defensive purposes temporarily place all or a portion of its assets in cash, short-term commercial paper, U.S. government securities, high-quality debt securities, and obligations of banks when such investments are appropriate in light of economic or market conditions. A temporary defensive position could compromise the Portfolio's ability to achieve its investment objective.

THE PRINCIPAL RISKS: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks and Benchmarks."

      o     Equity Risk

EQ/MONY GOVERNMENT SECURITIES PORTFOLIO
---------------------------------------

INVESTMENT OBJECTIVE: Seeks to maximize income and capital appreciation through investment in the highest credit quality debt obligations.

THE INVESTMENT STRATEGY: The Portfolio seeks to achieve its investment objective by investing in bonds, notes and other obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This may include obligations such as mortgage-backed securities that carry full agency or instrumentality guarantees. Specific securities in the portfolio can have expected maturities as short as one day or as long as 30 years or more, but the Portfolio as a whole is expected to have an average maturity of four to eight years. In addition, the Portfolio is expected to have an effective duration between 2 and 4 years. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in such securities. The Portfolio's benchmark objectives are to outperform the Lehman Brothers Intermediate U.S. Government Index and other competing funds. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

THE PRINCIPAL RISKS: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks and Benchmarks."

o     Fixed Income Risk
         Interest Rate Risk
         Mortgage-Backed Securities Risk

EQ/MONY INTERMEDIATE TERM BOND PORTFOLIO
----------------------------------------

INVESTMENT OBJECTIVE: Seeks to maximize income and capital appreciation through investment in intermediate-maturity debt obligations.

THE INVESTMENT STRATEGY: The Portfolio seeks to achieve its investment objective by investing in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in such securities. The Portfolio is expected to have a dollar weighted average maturity between four and eight years under most circumstances. The Portfolio's benchmark objectives are to outperform the Lehman Brothers Intermediate Government/Credit Index and competing funds. All securities in the Portfolio will be investment-grade at the time of purchase. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase. Specific securities in the Portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the Portfolio as a whole is expected to have an average maturity of four to eight years. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

THE PRINCIPAL RISKS: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks and Benchmarks."

      o     Fixed Income Risk
              Asset-Backed Securities Risk
              Interest Rate Risk
              Investment Grade Securities Risk
              Mortgage-Backed Securities Risk

EQ/MONY LONG TERM BOND PORTFOLIO
--------------------------------

INVESTMENT OBJECTIVE: Seeks to maximize income and capital appreciation through investment in long-maturity debt obligations.

THE INVESTMENT STRATEGY: The Portfolio seeks to achieve its investment objective by investing in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in such securities. The Portfolio is expected to have a dollar weighted average maturity of more than eight years under most circumstances. The Portfolio's benchmark goals are to outperform the Lehman Brothers Long Government/Credit Index and other competing funds. All securities in the Portfolio will be investment-grade at the time of purchase. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase. Specific securities in the Portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the Portfolio as a whole is expected to have an average maturity of longer than eight years. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategy.

THE PRINCIPAL RISKS: An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks and Benchmarks."

      o     Fixed Income Risk
              Asset-Backed Securities Risk
              Interest Rate Risk
              Investment Grade Securities Risk
              Mortgage-Backed Securities Risk

EQ/MONY MONEY MARKET PORTFOLIO
------------------------------

INVESTMENT OBJECTIVE: Seeks to maximize current income while preserving capital and maintaining liquidity.

THE INVESTMENT STRATEGY: The Portfolio invests primarily in high quality short-term money market instruments. The Portfolio invests primarily in U.S. dollar-denominated issues of corporations, U.S. Government and agency obligations, and asset-backed securities with remaining maturities of 397 days or less. The dollar-weighted average life to maturity of the securities held in the Portfolio will be 90 days or less. These securities include commercial paper, bankers' acceptances, certificates of deposit, time deposits, and other debt obligations. The Portfolio holds fixed and floating interest rate instruments. The Portfolio generally does not hold more than 5% of its assets in any one issuer.

THE PRINCIPAL RISKS: An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

Performance may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks and Benchmarks."

      o     Fixed Income Risk
              Asset-Backed Securities Risk
              Credit Risk
              Interest Rate Risk
              Mortgage-Backed Securities Risk
      o     Money Market Risk

MORE INFORMATION ON PRINCIPAL RISKS
-----------------------------------

PRINCIPAL RISKS

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each EQ Portfolio's shares may be affected by the EQ Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each EQ Portfolio may be subject to different principal risks. Some of the principal risks of investing in the EQ Portfolios are discussed below. However, other factors may also affect each EQ Portfolio's net asset value.

There is no guarantee that an EQ Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS: Each EQ Portfolio is subject to the following risks:

      ASSET CLASS RISK: There is the risk that the returns from the types of securities in which an EQ Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

      MARKET RISK: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company's financial condition as well as overall market and economic conditions.

      SECURITY SELECTION RISK: The Sub-Adviser for each EQ Portfolio selects particular securities in seeking to achieve the EQ Portfolio's objective within its overall strategy. The securities selected for the EQ Portfolio may not perform as well as other securities that were not selected for the EQ Portfolio. As a result, the EQ Portfolio may underperform other funds with the same objective or in the same asset class.

As indicated above, a particular EQ Portfolio may also be subject to the following risks:

ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the EQ Portfolio invests, the EQ Portfolio is subject to the risk that the actual allocation of its assets between debt and equity securities may adversely affect its value.

DERIVATIVES RISK: Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. An EQ Portfolio's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on an EQ Portfolio's exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that an EQ Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that an EQ Portfolio uses a derivative security for purposes other than as a hedge, that Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

FUTURES AND OPTIONS RISK: To the extent an EQ Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

EQUITY RISK: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company's operations.

FIXED INCOME RISK: To the extent that any of the EQ Portfolios invest a substantial amount of assets in fixed income securities, an EQ Portfolio may be subject to the following risks:

      ASSET-BACKED SECURITIES RISK: Asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans, which will shorten the life of these securities. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions.

      CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to an EQ Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the EQ Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

      Credit risk is particularly significant for certain EQ Portfolios, such as the High Yield Bond and Total Return Portfolios, which may invest a material portion of their assets in "JUNK BONDS" or lower-rated securities.

      INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of an EQ Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of an EQ
      Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on EQ Portfolios holding a significant portion of their assets in fixed income securities with long-term maturities.

      INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade securities, but securities BBB or Baa are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

      MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Sub-Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Sub-Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Sub-Advisers, regardless of movements in the securities market.

LIQUIDITY RISK: Certain securities held by an EQ Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. An EQ Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that an EQ Portfolio may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the EQ Portfolio. EQ Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular EQ Portfolio may be more susceptible to some of these risks than others, as noted in the description of each EQ Portfolio.

PORTFOLIO TURNOVER RISK: An EQ Portfolio may not restrict the frequency of trading to limit expenses. An EQ Portfolio may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to an EQ Portfolio and its shareholders, which would reduce investment returns.

SMALL-CAP AND/OR MID-CAP COMPANY RISK: An EQ Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

                                   APPENDIX H

             COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES
----------------------------------------------------------------------------------------------------
FUNDAMENTAL POLICIES
----------------------------------------------------------------------------------------------------
MONY FUND                                                 EQ TRUST
----------------------------------------------------------------------------------------------------
The Fund will operate as a diversified                    Each EQ Portfolio will not purchase
company, as that term is used in the                      securities of any one issuer if, as a
1940 Act. This means that 75 percent of                   result, more than 5% of the Portfolio's
the assets of each Portfolio other than                   total assets would be invested in
the Money Market Portfolio, and 100% of                   securities of that issuer or the
the assets of the Money Market                            Portfolio would own or hold more than
Portfolio, are subject to the                             10% of the outstanding voting securities
limitation that no purchase of a                          of that issuer, except that up to 25% of
security -- other than cash, cash                         the Portfolio's total assets may be
items, and securities of the U.S.                         invested without regard to this
Government, its agencies or                               limitation, and except that this
instrumentalities -- will be made if,                     limitation does not apply to securities
as a result of such purchase; (a) more                    issued or guaranteed by the U.S.
than 5 percent of the value of the                        government, its agencies and
Portfolio's assets would be invested in                   instrumentalities or to securities
the securities of one issuer, or (b)                      issued by other investment companies.
the Fund as a whole or any Portfolio
would hold more than 10 percent of the                    The following interpretation applies to,
outstanding voting securities of any                      but is not a part of, this fundamental
one issuer. In addition to the above                      restriction: mortgage- and asset-backed
limitations, the Money Market Portfolio                   securities will not be considered to
may not have invested more than (x) the                   have been issued by the same issuer by
greater of 1 percent of its total                         reason of the securities having the same
assets or $1,000,000 in securities of                     sponsor, and mortgage- and asset-backed
any issuer, and (y) 5 percent of total                    securities issued by a finance or other
assets in securities of all issuers                       special purpose subsidiary that are not
which were, when acquired by the                          guaranteed by the parent company will be
Portfolio (either initially or on                         considered to be issued by a separate
rollover), Second Tier Securities (see                    issuer from the parent company.
Appendix A of the Prospectus for a
definition of "Second Tier
Securities"). Some uncertainty exists
as to whether certain of the types of
bank obligations in which a Portfolio
may invest, such as certificates of
deposit and bankers' acceptances,
should be classified as "cash items"
rather than "securities" for purposes
of this restriction, which is a
diversification requirement under the
1940 Act. Interpreting most bank
obligations as "securities" limits the
amount a Portfolio may invest in the
obligations of any one bank to 5
percent of its total assets. If there
is an authoritative decision that any
of these obligations are not
"securities" for purposes of this
diversification test, this limitation
will not apply to the purchase of such
obligations.
----------------------------------------------------------------------------------------------------
The Portfolios will not engage in the                     Each EQ Portfolio will not issue senior
issuance of senior securities, except                     securities or borrow money, except as
in the case of certain borrowings, as                     permitted under the 1940 Act, and then
described below.                                          not in excess of 33?% of the Portfolio's
                                                          total assets (including the amount of
Borrowing of money will not be made by                    the senior securities issued but reduced
any Portfolio, except as a temporary                      by any liabilities not constituting
position for emergency purposes (to                       senior securities) at the time of the
facilitate redemptions, but not for                       issuance or borrowing, except that each
leveraging or for investment) and then                    Portfolio may borrow up to an additional
only from banks in an amount not                          5% of its total assets (not including
exceeding 10 percent of the value of a                    the amount borrowed) for temporary
Portfolio's assets (including the                         purposes such as clearance of portfolio
amount borrowed) less liabilities (not                    transactions and share redemptions.  For
including the amount borrowed as a                        purposes of these restrictions, the
result of the borrowing) at the time                      purchase or sale of securities on a
such borrowing is made. During any                        "when-issued," delayed delivery or
period when outstanding indebtedness                      forward commitment basis, the purchase
for money borrowed shall exceed 5                         and sale of options and futures
percent of the value of its total                         contracts and collateral arrangements
assets, the Portfolio will make no                        with respect thereto are not deemed to
purchases of securities.                                  be the issuance of a senior security, a
                                                          borrowing or a pledge of assets.
----------------------------------------------------------------------------------------------------

                                               H-1

The Portfolios will not purchase real                     Each EQ Portfolio will not purchase or
estate or real estate mortgages, except                   sell real estate, except that
that the right is reserved for each                       investments in securities of issuers
Portfolio to purchase and sell                            that invest in real estate and
securities which are secured by real                      investments in mortgage-backed
estate or real estate mortgages and                       securities, mortgage participations or
securities of real estate investment                      other instruments supported by interests
trusts or other issuers that invest or                    in real estate are not subject to this
deal in the foregoing. This restriction                   limitation, and except that each
does not apply to obligations issued or                   Portfolio may exercise rights under
guaranteed by the U.S. Government, its                    agreements relating to such securities,
agencies or instrumentalities. This                       including the right to enforce security
restriction does not prohibit the Fund                    interests and to hold real estate
in the future from establishing one or                    acquired by reason of such enforcement
more real estate portfolios.                              until that real estate can be liquidated
                                                          in an orderly manner.
----------------------------------------------------------------------------------------------------
The Portfolios will not purchase or                       Each EQ Portfolio will not purchase or
sell commodities, commodity contracts,                    sell physical commodities unless
or oil or gas interests, except that                      acquired as a result of owning
the right is reserved for each                            securities or other instruments, but
Portfolio to purchase securities of                       each Portfolio may purchase, sell or
issuers which invest or deal in the                       enter into financial options and
foregoing.                                                futures, forward and spot currency
                                                          contracts, swap transactions and other
                                                          financial contracts or derivative
                                                          instruments.
----------------------------------------------------------------------------------------------------
In general, the Portfolios do not                         Each EQ Portfolio will not purchase any
intend to concentrate investments in                      security if, as a result of that
any one industry. Accordingly, no                         purchase, 25% or more of the Portfolio's
Portfolio will make an investment in a                    total assets would be invested in
particular industry if, as a result of                    securities of issuers having their
such investment, more than 25 percent                     principal business activities in the
of the value of its assets would be                       same industry, except that this
invested in that industry, except that                    limitation does not apply to securities
this restriction shall not apply to (a)                   issued or guaranteed by the U.S.
obligations issued or guaranteed by the                   government, its agencies or
U.S. Government, its agencies or                          instrumentalities or to municipal
instrumentalities, or (b) certificates                    securities.
of deposit issued by, time deposits in,
bankers'  acceptances accepted by, or
repurchase   agreements  with,  banks
organized  within the United  States.
For  purposes  of  this  restriction,
neither finance  companies as a group
nor utility  companies as a group are
considered  to be a  single  industry
and such  companies  will be  grouped
instead  according to their services;
for  example,   gas,  electric,   and
telephone   utilities  will  each  be
considered a separate industry.
----------------------------------------------------------------------------------------------------
Securities of other issuers will not be                   Each EQ Portfolio will not engage in the
underwritten, except that the right is                    business of underwriting securities of
reserved for each Portfolio to purchase                   other issuers, except to the extent that
for investment, on original issue or                      the Portfolio might be considered an
otherwise, securities that may not                        underwriter under the federal securities
subsequently be distributed to the                        laws in connection with its disposition
public without registration or that are                   of portfolio securities.
exempt from registration, to the extent
that investments in such securities
will not exceed 10 percent of the value
of such Portfolio's total assets at the
time such an investment is made.
Expenses  of  any  such  registration
will be borne by such  Portfolio only
if  its  best  efforts  to  have  the
issuer  agree to bear  such  expenses
are unsuccessful.
----------------------------------------------------------------------------------------------------
Loans, both long and short term, may be                   Each EQ Portfolio will not make loans,
made by a Portfolio through the                           except loans of portfolio securities or
purchase or acquisition of                                through repurchase agreements, provided
privately-placed bonds, debentures,                       that for purposes of this restriction,
notes or other evidences of                               the acquisition of bonds, debentures,
indebtedness (that may or may not be                      other debt securities or instruments, or
convertible into stock) of a type                         participations or other interests
customarily acquired by institutional                     therein and investments in government
----------------------------------------------------------------------------------------------------

                                               H-2

----------------------------------------------------------------------------------------------------
investors provided, however, that no                      obligations, commercial paper,
such purchase or acquisition will be                      certificates of deposit, bankers'
made if, as a result thereof, more than                   acceptances or similar instruments will
10 percent of the value of the                            not be considered the making of a loan.
Portfolio's assets would be so
invested. (Any such "loan" may be
considered a security subject to the
10 percent investment limitation
referred to in paragraph 2 above.)
The purchase or acquisition of
repurchase agreements, certificates
of deposit or of portions of publicly
distributed bonds, debentures, or
other securities, shall not be
considered the making of a loan by
the Portfolios for purposes of this
restriction.
----------------------------------------------------------------------------------------------------
The Portfolios will not invest in the                     No corresponding  fundamental policy.
securities  of any  company  for  the
purpose  of  exercising   control  or
management thereof (alone or together
with the other Portfolios).
----------------------------------------------------------------------------------------------------
The Portfolios will not write or                          No corresponding fundamental policy.
purchase put or call options.
----------------------------------------------------------------------------------------------------
The Portfolios  will not purchase                         See corresponding non-fundamental policy.
securities on margin, except for such
short-term  credits as are  necessary
for the clearance of transactions.
----------------------------------------------------------------------------------------------------
The Portfolios will not effect a short                    See corresponding non-fundamental policy.
sale of securities.
----------------------------------------------------------------------------------------------------
The Portfolios will not invest in                         No corresponding fundamental policy.
obligations that are not denominated in
United States dollars.
----------------------------------------------------------------------------------------------------
No Portfolio may purchase or acquire                      See corresponding non-fundamental policy.
securities of other investment
companies, except in connection with
a merger, consolidation, acquisition
or reorganization, or except by
purchase in the open market of
securities of closed-end investment
companies where no underwriter's or
dealer's commission or profit, other
than customary broker's commission,
is involved, provided that
immediately thereafter such Portfolio
or the Fund as a whole may not own:
(a) securities of investment
companies having an aggregate value
in excess of 10 percent of such
Portfolio's total assets; (b) more
than 3 percent of the outstanding
voting stock of the investment
company; or (c) securities of the
investment company having an
aggregate value in excess of 5
percent of the Portfolio's total
assets.
----------------------------------------------------------------------------------------------------
No Portfolio will invest more than 10                     See corresponding non-fundamental policy.
percent of its total assets in illiquid
assets, including illiquid restricted
securities, repurchase agreements
maturing in more than seven days, and
non-negotiable time deposits maturing
in more than seven days.
----------------------------------------------------------------------------------------------------
The Portfolios will not participate on                    No corresponding fundamental policy.
a joint or a joint and several basis in
trading accounts in securities but this
restriction does not prevent the
aggregation of orders for the sale or
purchase of Portfolio securities with
the other Portfolios or with any other
accounts advised or sponsored by the
investment adviser or any of its
affiliates to reduce brokerage
commissions or otherwise to achieve the
best overall execution.
----------------------------------------------------------------------------------------------------

                                               H-3

----------------------------------------------------------------------------------------------------
No Portfolio will invest in foreign                       No corresponding fundamental policy.
securities that are not publicly traded
in the United States if, at the time of
the acquisition, more than 10 percent
of such Portfolio's total assets would
be invested in such securities.
----------------------------------------------------------------------------------------------------
The Money Market Portfolio is subject                     No corresponding fundamental policy.
to the additional investment
restriction that it will not invest in
any security with a remaining maturity
in excess of 397 days, except that
underlying collateral securities held
pursuant to repurchase agreements may
have a remaining maturity of more than
397 days.
----------------------------------------------------------------------------------------------------
NON-FUNDAMENTAL POLICIES
----------------------------------------------------------------------------------------------------
MONY FUND                                                 EQ TRUST
----------------------------------------------------------------------------------------------------
See corresponding fundamental policy.                     Each EQ Portfolio will not purchase
                                                          securities on margin, except for
                                                          short-term credit necessary for
                                                          clearance of portfolio transactions and
                                                          except that each Portfolio may make
                                                          margin deposits in connection with its
                                                          use of financial options and futures,
                                                          forward and spot currency contracts,
                                                          swap transactions and other financial
                                                          contracts or derivative instruments.
----------------------------------------------------------------------------------------------------
See corresponding fundamental policy.                     Each EQ Portfolio will not engage in
                                                          short sales of securities or maintain a
                                                          short position, except that each
                                                          Portfolio may (a) sell short "against
                                                          the box" and (b) maintain short
                                                          positions in connection with its use of
                                                          financial options and futures, forward
                                                          and spot currency contracts, swap
                                                          transactions and other financial
                                                          contracts or derivative instruments.
----------------------------------------------------------------------------------------------------
See corresponding fundamental policy.                     Each EQ Portfolio will not purchase
                                                          securities of other investment
                                                          companies, except to the extent
                                                          permitted by the 1940 Act and the rules
                                                          and orders thereunder and except that
                                                          this limitation does not apply to
                                                          securities received or acquired as
                                                          dividends, through offers of exchange,
                                                          or as a result of reorganization,
                                                          consolidation, or merger.
----------------------------------------------------------------------------------------------------
See corresponding fundamental policy.                     Each EQ Portfolio, except the Money
                                                          Market Portfolio, will not invest more
                                                          than 15% of its net assets in illiquid
                                                          securities.  The Money Market Portfolio
                                                          will not invest more than 10% of its net
                                                          assets in illiquid securities.
----------------------------------------------------------------------------------------------------
No corresponding non-fundamental policy.                  Each EQ Portfolio will not purchase
                                                          portfolio securities while borrowings in
                                                          excess of 5% of its total assets are
                                                          outstanding.
----------------------------------------------------------------------------------------------------

                                   APPENDIX I

                       PERFORMANCE OF THE MONY PORTFOLIOS

Each Acquiring Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the Reorganization, which is subject to Contractholder approval, each Acquiring Portfolio, as the successor to the corresponding MONY Portfolio, will assume the operating history and performance record of that MONY Portfolio.

The bar charts below give some indication of the risks of an investment in the Acquired Portfolios by showing changes in the performance of each such Portfolio from year to year. The table below each bar chart shows the average annual total returns of the Acquired Portfolio for the past one, five and ten years through December 31, 2003 and compares that performance to the returns of a broad-based index.

Past performance is not an indication of future results.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

MONY DIVERSIFIED PORTFOLIO
--------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                          [BAR CHART GRAPHIC OMITTED]

 1994    1995    1996    1997    1998    1999    2000    2001    2002     2003
1.03%   26.31%  14.44%  24.97%  23.69%  30.53%  -6.55%  -15.40% -16.37%  29.87%

--------------------------------------------------------------------------------
Best Quarter (% and time period)*          Worst Quarter (% and time period)*
  17.47% (1999 4th Quarter)                   -14.98% (2002 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                       ONE YEAR        FIVE YEARS      TEN YEARS
--------------------------------------------------------------------------------
MONY Diversified Portfolio              29.87%            2.30%          9.73%
--------------------------------------------------------------------------------
S&P 500 Index**                         28.69%           -0.57%         11.06%
--------------------------------------------------------------------------------

* Best and worst quarter information is only applicable to periods covered by the bar chart.

** The S&P 500 Index is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor's to be representatives of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

MONY EQUITY GROWTH PORTFOLIO
----------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                          [BAR CHART GRAPHIC OMITTED]

 1994    1995    1996    1997    1998    1999    2000    2001    2002     2003
2.15%   30.54%  20.95%  30.68%  25.46%  37.98%  -8.46%  -19.29% -22.67%  31.63%

--------------------------------------------------------------------------------
Best Quarter (% and time period)*         Worst Quarter (% and time period)*
    22.27% (1999 4th Quarter)                 -18.62% (2002 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                        ONE YEAR      FIVE YEARS      TEN YEARS
--------------------------------------------------------------------------------
MONY Equity Growth Portfolio             31.63%          0.74%          10.62%
--------------------------------------------------------------------------------
S&P 500 Index**                          28.69%         -0.57%          11.06%
--------------------------------------------------------------------------------

* Best and worst quarter information is only applicable to periods covered by the bar chart.

** The S&P 500 Index is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor's to be representatives of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

MONY EQUITY INCOME PORTFOLIO
----------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                          [BAR CHART GRAPHIC OMITTED]

 1994    1995    1996    1997    1998    1999    2000    2001    2002     2003
0.78%   33.12%  19.76%  31.26%  12.63%   8.04%   6.07%  -10.97% -15.14%  27.72%

--------------------------------------------------------------------------------
Best Quarter (% and time period)*          Worst Quarter (% and time period)*
   16.44% (2003 3rd Quarter)                  -17.84% (2002 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                         ONE YEAR     FIVE YEARS      TEN YEARS
--------------------------------------------------------------------------------
MONY Equity Income Portfolio              27.72%         2.03%          10.14%
--------------------------------------------------------------------------------
S&P 500 Index**                           28.69%        -0.57%          11.06%
--------------------------------------------------------------------------------

* Best and worst quarter information is only applicable to periods covered by the bar chart.

** The S&P 500 Index is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor's to be representatives of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

MONY GOVERNMENT SECURITIES PORTFOLIO
------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                          [BAR CHART GRAPHIC OMITTED]

 1994    1995    1996    1997    1998    1999    2000    2001    2002     2003
-1.61%  10.89%   3.62%   7.18%   6.85%   0.66%   9.71%   6.58%   6.57%    1.70%

--------------------------------------------------------------------------------
Best Quarter (% and time period)*           Worst Quarter (% and time period)*
     4.11% (1995 2nd Quarter)                   -1.85% (1994 1st Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                         ONE YEAR    FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
MONY Government Securities Portfolio       1.70%        4.99%          5.14%
--------------------------------------------------------------------------------
Lehman Brothers Intermediate Government
  Bond Index**                             2.30%        6.18%          6.32%
--------------------------------------------------------------------------------

* Best and worst quarter information is only applicable to periods covered by the bar chart.

** The Lehman Brothers Intermediate Government Bond Index represents an unmanaged group of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

MONY INTERMEDIATE TERM BOND PORTFOLIO
-------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                          [BAR CHART GRAPHIC OMITTED]

 1994    1995    1996    1997    1998    1999    2000    2001    2002     2003
-1.52%  14.82%   3.69%   7.71%   7.44%   0.24%   7.94%   8.51%   9.34%    2.67%

--------------------------------------------------------------------------------
Best Quarter (% and time period)*          Worst Quarter (% and time period)*
     5.02% (1995 2nd Quarter)                  -1.90% (1994 1st Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                          ONE YEAR    FIVE YEARS    TEN YEARS
--------------------------------------------------------------------------------
MONY Intermediate Term Bond Portfolio      2.67%        5.68%         5.98%
--------------------------------------------------------------------------------
Lehman Brothers Intermediate
Government/Credit Index**                  4.30%        6.65%         6.63%
--------------------------------------------------------------------------------

* Best and worst quarter information is only applicable to periods covered by the bar chart.

** The Lehman Brothers Intermediate Government/Credit Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and ten years.

MONY LONG TERM BOND PORTFOLIO
-----------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                          [BAR CHART GRAPHIC OMITTED]

 1994    1995    1996    1997    1998    1999    2000    2001    2002     2003
-6.14%  30.04%  -0.31%  13.44%  10.08%  -7.60%  15.61%   6.28%  14.06%    4.81%

--------------------------------------------------------------------------------
Best Quarter (% and time period)*         Worst Quarter (% and time period)*
     10.85% (1995 2nd Quarter)                -6.29% (1996 1st Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                               ONE YEAR   FIVE YEARS   TEN YEARS
--------------------------------------------------------------------------------
MONY Long Term Bond Portfolio                   4.81%        6.30%      7.51%
--------------------------------------------------------------------------------
Lehman Brothers Long Term Government/Credit
Bond Index**                                    5.88%        6.94%      8.03%
--------------------------------------------------------------------------------

* Best and worst quarter information is only applicable to periods covered by the bar chart.

** The Lehman Brothers Long Term Government/Credit Bond Index is an unmanaged benchmark representing the long-term, investment-grade U.S. bond market.

MONY MONEY MARKET PORTFOLIO
---------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                          [BAR CHART GRAPHIC OMITTED]

 1994    1995    1996    1997    1998    1999    2000    2001    2002     2003
 3.89%   5.64%   5.12%   5.27%   5.25%   4.98%   6.11%   3.80%   1.50%    0.89%

--------------------------------------------------------------------------------
Best Quarter (% and time period)*          Worst Quarter (% and time period)*
   1.58% (2000 3rd Quarter)                    -0.18% (2003 4th Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                              ONE YEAR   FIVE YEARS   TEN YEARS
--------------------------------------------------------------------------------
MONY Money Market Portfolio                     0.89%       3.43%       4.23%
--------------------------------------------------------------------------------
Prime Commercial Paper Rate 30-Day Index**      1.10%       3.55%       4.45%
--------------------------------------------------------------------------------

* Best and worst quarter information is only applicable to periods covered by the bar chart.

** This rate describes the average of the most representative daily offering rate quoted by dealers for the week closest to the end of each month. The Commercial Paper Index is an index of short-term, unsecured promissory notes. They usually are in denominations of $100,000, $250,000, $500,000 or $1 million and reach maturity 90 days from their time of issuance.

For the seven-day period ended December 31, 2003, the Money Market Portfolio's yield was 0.69% and the effective yield was 0.69%.

                                   APPENDIX J

As of the Record Date, the following persons owned beneficially 5% or more of the outstanding shares of the MONY Portfolios listed below. Such persons would own beneficially the same percentage of shares of the corresponding EQ Portfolios immediately after the Reorganizations.


FUND NAME/
NAME AND ADDRESS OF BENEFICIAL OWNER                   SHARES          PERCENT


MONY SERIES FUND DIVERSIFIED PORTFOLIO:

Dr. Richard A. Harper                                 11,513.080        7.62%
18201 Monroe Rd.
Johnson City IL 62951


MONY SERIES FUND EQUITY GROWTH PORTFOLIO:

Dr. John A. Bostrom                                   5,643.271         6.62%
846 Berkley Street Apt. C
New Milford, NJ 07646

Mr. Edward Allen Newcomb                              4,811.637         5.64%
9100 Church St, Suite 105
Manassas, VA 20110

Dr. George Patrick Cain                               19,932.494        23.37%
4040 Longhill Rd.
Columbus, OH 43220

MONY SERIES FUND EQUITY INCOME PORTFOLIO:

Fabius N. Fox                                         37,297.025        5.18%
185 West End Ave., Apt. 20-C
New York, NY 10023

MONY SERIES FUND MONEY MARKET PORTFOLIO:

NOVA Corp. Def Comp Plan Trust                    11,436,231.275        5.31%
Suite 2100, 3424 Peachtree Rd N.E.
Atlanta GA 30326-1156

                                EQ ADVISORS TRUST
                           1290 Avenue of the Americas
                            New York, New York 10104

                             MONY SERIES FUND, INC.
                                  1740 Broadway
                               New York, NY 10019


                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED: JUNE 8, 2004


This Statement of Additional Information ("SAI") relates to the proposed reorganizations (the "Reorganizations") that provide for the conversion of each of the series (each, a "MONY Portfolio" and, collectively, the "MONY Portfolios") of the MONY Series Fund, Inc. ("MONY Fund") into a corresponding, newly created series ("EQ Portfolio") of the EQ Advisors Trust ("EQ Trust"), and in connection therewith, the acquisition by the corresponding EQ Portfolio of all of the assets of the MONY Portfolio, in exchange solely for the assumption of all liabilities of such Portfolio by the EQ Portfolio and shares of the EQ Portfolio, and the subsequent liquidation of the MONY Portfolio.

The following document is incorporated herein by reference:

      (1) The Annual Report to Shareholders of the MONY Fund, with respect to the MONY Portfolios, for the fiscal year ended December 31, 2003 (incorporated herein by reference from Form N-CSR, SEC File Number 811-04209, as filed with the SEC on February 27, 2004).

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated June 8, 2004 relating to the Reorganizations may be obtained, without charge, by writing to the EQ Trust at 1290 Avenue of the Americas, New York, New York 10104 or calling (800) 528-0204. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                                TABLE OF CONTENTS


TRUST HISTORY..................................................................1

DESCRIPTION OF THE EQ TRUST....................................................1

LEGAL CONSIDERATIONS...........................................................2

TRUST POLICIES.................................................................2

FUNDAMENTAL RESTRICTIONS.......................................................2
NON-FUNDAMENTAL RESTRICTIONS...................................................3

INVESTMENT STRATEGIES AND RISKS................................................4

MANAGEMENT OF THE EQ TRUST....................................................30

THE TRUSTEES..................................................................30
COMMITTEES OF THE BOARD.......................................................32
COMPENSATION OF THE TRUSTEES..................................................32
TRUSTEE OWNERSHIP OF EQUITY SECURITIES........................................33
THE EQ TRUST'S OFFICERS.......................................................34
CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES............................35

INVESTMENT MANAGEMENT AND OTHER SERVICES......................................36

THE MANAGER...................................................................36
THE DISTRIBUTORS..............................................................40

BROKERAGE ALLOCATION AND OTHER STRATEGIES.....................................41

PROXY VOTING POLICIES AND PROCEDURES..........................................43

PURCHASE AND PRICING OF SHARES................................................43

TAXATION......................................................................46

CODE OF ETHICS................................................................48

OTHER INFORMATION.............................................................49

OTHER SERVICES................................................................49

INDEPENDENT ACCOUNTANTS.......................................................49
CUSTODIAN.....................................................................49
TRANSFER AGENT................................................................50
COUNSEL.......................................................................50

FINANCIAL STATEMENTS..........................................................50

APPENDIX A: EQ ADVISORS TRUST INVESTMENT STRATEGIES SUMMARY .................A-1
APPENDIX B: RATINGS OF CORPORATE DEBT SECURITIES ............................B-1
APPENDIX C: PROXY VOTING POLICIES AND PROCEDURES ............................C-1

TRUST HISTORY

The EQ Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended ("1940 Act"). The EQ Trust was organized as a Delaware statutory trust on October 31, 1996 under the name "787 Trust." The EQ Trust changed its name to "EQ Advisors Trust" effective November 25, 1996.

DESCRIPTION OF THE EQ TRUST

The Equitable Life Assurance Society of the United States ("Equitable"), through its AXA Funds Management Group unit (the "Manager"), currently serves as the investment manager for the EQ Trust.

The EQ Trust currently offers two classes of shares on behalf of fifty-three portfolios. The Board of Trustees of the EQ Trust (the "EQ Trust Board") is permitted to create additional portfolios. The assets of the EQ Trust received for the issue or sale of shares of each of its portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such portfolio, and constitute the underlying assets of such portfolio. The underlying assets of each portfolio of the EQ Trust shall be charged with the liabilities and expenses attributable to such portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the EQ Trust shall be allocated between or among any one or more of its portfolios or classes.

This SAI relates to the following seven portfolios: the EQ/MONY Diversified Portfolio, EQ/MONY Equity Growth Portfolio, EQ/MONY Equity Income Portfolio,
EQ/MONY Government Securities Portfolio, EQ/MONY Intermediate Term Bond Portfolio, EQ/MONY Long Term Bond Portfolio and EQ/MONY Money Market Portfolio (collectively, the "EQ Portfolios" and, individually, an "EQ Portfolio").

Class IA shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are offered at net asset value and are subject to distribution fees imposed under a distribution plan ("Class IB Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act.

Both classes of shares are offered under the EQ Trust's multi-class distribution system, which is designed to allow promotion of insurance products investing in the EQ Trust through alternative distribution channels. Under the EQ Trust's multi-class distribution system, shares of each class of an EQ Portfolio represent an equal pro rata interest in that EQ Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses"; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the EQ Trust Board under the plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributors for the Class IB shares pursuant to the Class IB Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The EQ Trust's shares may be sold to: (i) insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contracts") issued by Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, as well as insurance company separate accounts of: Integrity Life Insurance Company, National Integrity Life Insurance Company, American General Life Insurance Company, The Prudential Insurance Company of America, and Transamerica Occidental Life Insurance Company, each of which is unaffiliated with Equitable; and (ii) The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). Shares also may be sold to other tax-qualified retirement plans.

The EQ Trust does not currently foresee any disadvantage to Contract owners arising from offering the EQ Trust's shares to separate accounts of insurance companies that are unaffiliated with one another or the Equitable Plan or other tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various contracts participating in the EQ Trust through separate accounts or of Equitable Plan or other retirement plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or the Equitable Plan or other retirement plan might withdraw their investments in the EQ Trust, which might force the EQ Trust to sell portfolio securities at disadvantageous prices. The EQ Trust's Board of Trustees will monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and tax-qualified retirement plans and will take whatever remedial action may be necessary.

LEGAL CONSIDERATIONS

Under Delaware law, annual election of Trustees is not required, and, in the normal course, the EQ Trust does not expect to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Pursuant to the procedures set forth in Section 16(c) of the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the EQ Trust may remove a Trustee by a vote cast in person or by proxy at any meeting.

Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the EQ Trust, in which event the holders of the remaining shares will be unable to elect any person as a Trustee. The EQ Trust's Amended and Restated Declaration of Trust requires the affirmative vote of a plurality of the shares voted to elect a Trustee for the EQ Trust.

The shares of each EQ Portfolio, when issued, will be fully paid and non-assessable and will have no preference, preemptive, conversion, exchange or similar rights.

TRUST POLICIES

FUNDAMENTAL RESTRICTIONS

Each EQ Portfolio has adopted certain investment restrictions that are fundamental and may not be changed without approval by a "majority" vote of the EQ Portfolio's shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such EQ Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such EQ Portfolio. Set forth below are each of the fundamental restrictions adopted by each of the EQ Portfolios.

    Each EQ Portfolio will not:

    (1) purchase securities of any one issuer if, as a result, more than 5% of the EQ Portfolio's total assets would be invested in securities of that issuer or the EQ Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the EQ Portfolio's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

    The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

    Each EQ Portfolio will not:

    (2) purchase any security if, as a result of that purchase, 25% or more of the EQ Portfolio's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

    (3) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33?% of the EQ Portfolio's total assets
(including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each EQ Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

    (4) make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

    (5) engage in the business of underwriting securities of other issuers, except to the extent that the EQ Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

    (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each EQ Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each EQ Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

NON-FUNDAMENTAL RESTRICTIONS

The following investment restrictions apply to each EQ Portfolio, but are not fundamental. They may be changed for any EQ Portfolio by the EQ Trust Board and without a vote of that EQ Portfolio's shareholders.

    Each EQ Portfolio will not:

    (1) invest more than 15% of its net assets in illiquid securities.

    (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each EQ Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (3) engage in short sales of securities or maintain a short position, except that each EQ Portfolio may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

    (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

INVESTMENT STRATEGIES AND RISKS

In addition to the EQ Portfolios' principal investment strategies discussed in the Prospectus, each EQ Portfolio may engage in other types of investment strategies as further described below and as indicated in Appendix A. Each EQ Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the EQ Portfolio's own investment restrictions.

ASSET-BACKED  SECURITIES.  As  indicated  in  Appendix  A,  certain  of  the  EQ
Portfolios may invest in asset-backed securities. Asset-backed securities, issued by trusts and special purpose corporations, are collateralized by a pool of assets, such as credit card or automobile loans, home equity loans or computer leases, and represent the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the Trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. An EQ Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Sub-Adviser (as defined below) will look for those securities that offer a higher yield to compensate for any variation in average maturity.

BRADY BONDS. As indicated in Appendix A, certain of the EQ Portfolios may invest in Brady Bonds. Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over the counter secondary market. Each EQ Portfolio will invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Sub-Advisers to that EQ Portfolio.

CONVERTIBLE SECURITIES. As indicated in Appendix A, certain of the EQ Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate, which enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by an EQ Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that EQ Portfolio. Neither event will require sale of such securities, although each Sub-Adviser will consider such event in its determination of whether an EQ Portfolio should continue to hold the securities.

DEPOSITARY RECEIPTS. As indicated in Appendix A, certain of the EQ Portfolios may invest in depositary receipts. Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American
Depositary  Receipts  ("ADRs"),  Global  Depositary  Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated depositary receipts typically issued by a United States financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called "sponsored" programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described below.

Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of an EQ Portfolio's investment policies, the EQ Portfolio's investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

DERIVATIVES. As indicated in Appendix A, certain of the EQ Portfolios may invest in one or more types of derivatives. Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, floaters and inverse floaters, hybrid instruments, mortgage-backed securities, options and future transactions, stripped mortgage-backed securities, structured notes and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FLOATERS AND INVERSE FLOATERS. As indicated in Appendix A, certain of the EQ Portfolios may invest in floaters and inverse floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations ("CMOs")
exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

FOREIGN CURRENCY. As indicated in Appendix A, certain of the EQ Portfolios may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of an EQ Portfolio's assets and income. In addition, although a portion of an EQ Portfolio's investment income may be received or realized in such currencies, the EQ Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after an EQ Portfolio's income has been earned and computed in U.S. dollars but before conversion and payment, the EQ Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the United States or abroad. These and other currencies in which an EQ Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the EQ Portfolio. Certain EQ Portfolios may also invest in the following types of foreign currency transactions:

FORWARD FOREIGN CURRENCY TRANSACTIONS. As indicated in Appendix A, certain of the EQ Portfolios may engage in forward foreign currency exchange transactions. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

An EQ Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. An EQ Portfolio's use of such contracts will include, but not be limited to, the following situations.

First, when the EQ Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the EQ Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when an EQ Portfolio's Sub-Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the EQ Portfolio's portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the EQ Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the EQ Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the EQ Portfolio.

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

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Sub-Advisers to the EQ Portfolios believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of the EQ Portfolios will be served.

An EQ Portfolio may enter into forward contracts for any other purpose consistent with the EQ Portfolio's investment objective and program. However, the EQ Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the EQ Portfolio's holdings of liquid, securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the EQ Portfolio may net offsetting positions.

At the maturity of a forward  contract,  an EQ Portfolio  may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract. If an EQ Portfolio retains the portfolio security and engages in an offsetting transaction, the EQ Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the EQ Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the EQ Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the EQ Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the EQ Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each EQ Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The EQ Portfolio will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to an EQ Portfolio at one rate, while offering a lesser rate of exchange should the EQ Portfolio desire to resell that currency to the dealer.

FOREIGN CURRENCY OPTIONS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES. As indicated in Appendix A, certain of the EQ Portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Those EQ Portfolios may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The EQ Portfolios will write options on foreign currency or on foreign currency futures contracts only if they are "covered," except as described below. A put on a foreign currency or on a foreign currency futures contract written by an EQ Portfolio will be considered "covered" if, so long as the EQ Portfolio is obligated as the writer of the put, it segregates, either on its records or with the EQ Portfolio's custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the EQ Portfolio will be considered "covered" only if the EQ Portfolio segregates, either on its records or with the EQ Portfolio's custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security that an EQ Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option.

Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by an EQ Portfolio, sold by an EQ Portfolio but not yet delivered or anticipated to be purchased by an EQ Portfolio. As an illustration, an EQ Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, an EQ Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

OVER THE COUNTER OPTIONS ON FOREIGN CURRENCY TRANSACTIONS. As indicated in Appendix A, certain of the EQ Portfolios may engage in over the counter options on foreign currency transactions. Each EQ Portfolio will engage in over the counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Sub-Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging"). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) that are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over the counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over the counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter.

Hedging transactions involve costs and may result in losses. As indicated in Appendix A, certain of the EQ Portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. An EQ Portfolio will engage in over the counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Sub-Adviser's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. An EQ Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities that the EQ Portfolios own or intend to purchase or sell. They simply establish a rate of exchange, which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain that might result from the increase in the value of such currency.

An EQ Portfolio will not speculate in foreign currency options, futures or related options. Accordingly, an EQ Portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

FOREIGN SECURITIES. As indicated in Appendix A, certain of the EQ Portfolios may also invest in other types of foreign securities or engage in certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and an EQ Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement," which can result in losses to an EQ Portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the EQ Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See "Emerging Markets Securities" below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below:

EMERGING MARKETS SECURITIES. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the EQ Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, an EQ Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource  self-sufficiency  and  balance  of  payments  position.  Further,  the
economies  of  developing   countries   generally  are  heavily  dependent  upon
international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing EQ Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

EASTERN EUROPEAN AND RUSSIAN SECURITIES. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that an EQ Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and an EQ Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for an EQ Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of

Russian securities by an EQ Portfolio if the company deems a purchaser unsuitable, which may expose an EQ Portfolio to potential loss on its investment.

In light of the risks described above, the EQ Trust Board has approved certain procedures concerning an EQ Portfolio's investments in Russian securities. Among these procedures is a requirement that an EQ Portfolio will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with an EQ Portfolio's custodian containing certain protective conditions, including, among other things, the custodian's right to conduct regular share confirmations on behalf of an EQ Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that an EQ Portfolio would otherwise make.

LATIN AMERICA

INFLATION. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

POLITICAL INSTABILITY. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

FOREIGN CURRENCY. Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the EQ Trust to engage in foreign currency transactions designed to protect the value of the EQ Trust's interests in securities denominated in such currencies.

SOVEREIGN DEBT. A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

PACIFIC BASIN REGION. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by an EQ Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect an EQ


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

Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of an EQ Portfolio's assets denominated in those currencies.

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Forward commitments, when-issued and delayed delivery transactions arise when securities are purchased by an EQ Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the EQ Portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when an EQ Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When an EQ Portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the EQ Portfolio is required to designate the segregation, either on its records or with the EQ Trust's custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the EQ Portfolio's forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the EQ Portfolio's other assets. Where such purchases are made through dealers, an EQ Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to an EQ Portfolio of an advantageous yield or price.

An EQ Portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the EQ Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the EQ Portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the EQ Portfolios intends to make such purchases for speculative purposes and each EQ Portfolio intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, an EQ Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, an EQ Portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if an EQ Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that EQ Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, an EQ Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than an EQ Portfolio's payment obligation).

HYBRID INSTRUMENTS. As indicated in Appendix A, certain of the EQ Portfolios may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by an EQ Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, an EQ Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, an EQ Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the EQ Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and an EQ Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the EQ Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the EQ Portfolio.

ILLIQUID SECURITIES OR NON-PUBLICLY TRADED SECURITIES. As indicated in Appendix A, certain of the EQ Portfolios may invest in illiquid securities or non-publicly traded securities. The inability of an EQ Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair an EQ Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by an EQ Portfolio which are eligible for resale pursuant to Rule 144A and that have been determined to be liquid by the Board or its delegates will be monitored by each EQ Portfolio's Sub-Adviser on an ongoing basis, subject to the oversight of the Manager. In the event that such a security is deemed to be no longer liquid, an EQ Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in an EQ Portfolio's having more than 15% of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to an EQ Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the EQ Trust Board and its delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INVESTMENT COMPANY SECURITIES. Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits an EQ Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the EQ Portfolio's total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits an EQ Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES. As indicated in Appendix A, certain of the EQ Portfolios may purchase the securities of certain foreign investment corporations called passive foreign investment companies ("PFICs"). Such entities have been the only or primary way to invest in certain countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of an EQ Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

EXCHANGE TRADED FUNDS (ETSS) These are a type of investment company bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. An EQ Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF


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

generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees, which increase their costs.

INVESTMENT GRADE AND LOWER QUALITY FIXED INCOME SECURITIES. As indicated in Appendix A, certain of the EQ Portfolios may invest in or hold investment grade securities, but not lower quality fixed income securities. Investment grade securities are securities rated Baa or higher by Moody's Investors Service Inc. ("Moody's") or BBB or higher by Standard & Poor's Rating Services, a division of McGraw-Hill Companies, Inc. ("Standard & Poor's") or comparable quality unrated securities. Investment grade securities rated BBB or below by Moody's or Standard & Poor's while normally exhibiting adequate protection parameters, have speculative characteristics, and, consequently, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than is the case for higher grade fixed income securities.

Lower quality fixed income securities are securities that are rated in the lower categories by nationally recognized statistical rating organizations ("NRSRO") (i.e., Ba or lower by Moody's and BB or lower by Standard & Poor's) or comparable quality unrated securities. Such lower quality securities are known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. (Each NRSRO's descriptions of these bond ratings are set forth in the Appendix to this SAI.) Because investment in lower quality securities involves greater investment risk, achievement of an EQ Portfolio's investment objective will be more dependent on the Sub-Adviser's analysis than would be the case if that EQ Portfolio were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for a Sub-Adviser to value accurately certain portfolio securities.

It is the policy of each EQ Portfolio's Sub-Adviser(s) to not rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Sub-Adviser's own independent and ongoing review of credit quality. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. When economic conditions appear to be deteriorating, junk bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on: (i) the high yield bond market; (ii) the value of high yield securities; and (iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds, especially during periods of deteriorating economic conditions, may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, an EQ Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, an EQ Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the EQ Trust Board. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, could depress the prices of outstanding junk bonds.

CREDIT RATINGS. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody's and S&P is included in Appendix B to this SAI. The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the portfolio. The EQ Portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable Sub-Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS. As indicated in Appendix A, certain of the EQ Portfolios may invest a portion of their assets in loan participations and other direct indebtedness. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. In purchasing a loan participation, an EQ Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer an EQ Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Certain of the loans and other direct indebtedness acquired by the EQ Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the EQ Portfolio to pay additional cash on a certain date or on demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the EQ Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These commitments may have the effect of requiring an EQ Portfolio to increase its investment in a company at a time when an EQ Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that an EQ Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or assets in an amount sufficient to meet such commitments.

Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its rights and the rights of other loan participants against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a "novation" (i.e., a new loan) pursuant to which an EQ Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which an EQ Portfolio would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. An EQ Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

An EQ Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct


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indebtedness that an EQ Portfolio will purchase,  the Sub-Adviser will rely upon its own credit analysis of the borrower. As an EQ Portfolio may be required to rely upon another lending institution to collect and pass on to an EQ Portfolio amounts payable with respect to the loan and to enforce an EQ Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent an EQ Portfolio from receiving such amounts. In such cases, an EQ Portfolio will also evaluate the creditworthiness of the lending institution and will treat both the borrower and the lending institutions as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of an EQ Portfolio's portfolio investments.

Investments in such loans and other direct indebtedness may involve additional risks to an EQ Portfolio. For example, if a loan or other direct indebtedness is foreclosed, an EQ Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an EQ Portfolio could be held liable. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, an EQ Portfolio relies on the Sub-Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect an EQ Portfolio. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, an EQ Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Sub-Adviser determines that any such investments are illiquid, an EQ Portfolio will include them in the investment limitations described above.

MORTGAGE-BACKED OR MORTGAGE-RELATED SECURITIES. As indicated in Appendix A, certain of the EQ Portfolios may invest in mortgage-related securities (i.e., mortgage-backed securities). A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain EQ Portfolios may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by an EQ Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of an EQ Portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a


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

partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the EQ Portfolios may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, an EQ Portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which an EQ Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause an EQ Portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The EQ Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on an EQ Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, an EQ Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the EQ Portfolios' ability to buy or sell those securities at any particular time.

MUNICIPAL SECURITIES. As indicated in Appendix A, certain of the EQ Portfolios may invest in municipal securities ("municipals"), which are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding


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

municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

PREFERRED SECURITIES. Preferred securities have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock. Non-cumulative preferred stock does not require the issuer to pay all prior unpaid dividends before the issuer can pay dividends on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. An EQ Portfolio may treat such redeemable preferred stock as a fixed income security.

OPTIONS AND FUTURES TRANSACTIONS. Each EQ Portfolio may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments. Each EQ Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by an EQ Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an over the counter option and the resulting inability to close a futures position or over the counter option prior to its maturity date.

Following is a description of specific Options and Futures Transactions, followed by a discussion concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts.

FUTURES TRANSACTIONS. As indicated in Appendix A, certain of the EQ Portfolios may utilize futures contracts. Futures contracts (a type of potentially high-risk investment) enable the investor to buy or sell an asset in the future at an agreed upon price. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade that have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC").

No purchase price is paid or received when the contract is entered into. Instead, an EQ Portfolio upon entering into a futures contract (and to maintain the EQ Portfolio's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, United States Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the EQ Portfolio. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price


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

of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The EQ Portfolios expect to earn interest income on their initial and variation margin deposits.

An EQ Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by an EQ Portfolio will usually be liquidated in this manner, the EQ Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for the EQ Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

OPTIONS ON FUTURES CONTRACTS. As indicated in Appendix A, certain of the EQ Portfolios may purchase and write exchange-traded call and put options on futures contracts of the type which the particular EQ Portfolio is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Options on futures contracts can be used by an EQ Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the EQ Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The EQ Portfolios will write only options on futures contracts that are "covered." An EQ Portfolio will be considered "covered" with respect to a put option it has written if, so long as it is obligated as a writer of the put, the EQ Portfolio segregates, either on its records or with its custodian, cash or other liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). An EQ Portfolio will be considered "covered" with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the EQ Portfolio owns a security deliverable under the futures contract. An EQ Portfolio will be considered "covered" with respect to a call option it has written on a securities index future if the EQ Portfolio owns, so long as the EQ Portfolio is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of its Sub-Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If an EQ Portfolio writes options on futures contracts, the EQ Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the EQ Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the EQ Portfolio. If the option is exercised, the EQ Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received,


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

but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

LIMITATIONS ON PURCHASE AND SALE OF FUTURE CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The EQ Portfolios will not engage in transactions in futures contracts and related options for speculation. In addition, the EQ Portfolios will not purchase or sell futures contracts or related options unless either (1) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (2) if purchased for other purposes, the sum of the amounts of initial margin deposits on an EQ Portfolio's existing futures and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of the EQ Portfolio's total assets. In instances involving the purchase of futures contracts or the writing of put options thereon by an EQ Portfolio, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by an EQ Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the EQ Portfolio or, in the case of index futures and related options, the EQ Portfolio will own securities the price changes of which are, in the opinion of its Sub-Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see "Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts."

As indicated in Appendix A, certain of the EQ Portfolios may also write and purchase put and call options. Options (another type of potentially high-risk security) give the purchaser of an option the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each EQ Portfolio will write put and call options only if such options are considered to be "covered," except as described below. A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put maintains throughout the option period the segregation, either on its records or with its custodian, of cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. The EQ Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating, either on its records or with its custodian, cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The EQ Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its Sub-Adviser believes that writing the option would achieve the desired hedge.

Certain of the EQ Portfolios will not commit more than 5% of their total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which an EQ Portfolio has written call or put options generally will not exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the EQ Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the EQ Portfolio's holdings of


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

securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the EQ Portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

An EQ Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the EQ Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the EQ Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the EQ Portfolio owns securities not subject to a call option, the EQ Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

An EQ Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." The EQ Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the EQ Portfolio. When an underlying security is sold from the EQ Portfolio's securities portfolio, the EQ Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. An EQ Portfolio which writes a put option will be required to "cover" it, for example, by maintaining the segregation, either on its records or with the EQ Portfolio's custodian, of cash or other liquid securities having a value equal to or greater than the exercise price of the option.

The EQ Portfolios may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the EQ Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium that an EQ Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

An EQ Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

PURCHASING PUT AND CALL OPTIONS. An EQ Portfolio may purchase put options on securities to protect their holdings against a substantial decline in market value. The purchase of put options on securities will enable an EQ Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the EQ Portfolio will continue to receive interest or dividend income on the security. The EQ Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that EQ Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The EQ Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect an EQ Portfolio's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in


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

the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, an EQ Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, an EQ Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the EQ Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

SECURITIES INDEX OPTIONS. An EQ Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of an EQ Portfolio's securities or securities it intends to purchase. Each EQ Portfolio writes only "covered" options. A call option on a securities index is considered covered, for example, if, so long as the EQ Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of an EQ Portfolio's Sub-Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the EQ Portfolio are based. A put on a securities index written by an EQ Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the EQ Portfolio segregates, either on its records or with its custodian, cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier."

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the Standard & Poor's 500 or the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

OVER THE COUNTER OPTIONS. As indicated in Appendix A, certain of the EQ Portfolios may engage in over the counter put and call option transactions. Options traded in the over the counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such over the counter options, and the securities used as "cover" for such options, may be considered illiquid securities. Certain EQ Portfolios may enter into contracts (or amend existing contracts) with primary dealers with whom they write over the counter options. The contracts will provide that each EQ Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each EQ Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each EQ Portfolio can repurchase the option at any time. The EQ Portfolios have established standards of creditworthiness for these primary dealers, although the EQ Portfolios may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which an EQ Portfolio has entered into agreements with respect to the over the counter options it has written, and such agreements would enable the EQ Portfolio to have an absolute right to repurchase at a pre-established formula price the over the counter option written by it, the EQ Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

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

RISKS  OF  TRANSACTIONS  IN  OPTION,  FUTURES  CONTRACTS  AND  FORWARD  CURRENCY
CONTRACTS

OPTIONS. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange ("exchange"). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over the counter options, no secondary market on an exchange may exist. If an EQ Portfolio is unable to effect a closing purchase transaction, the EQ Portfolio will not sell the underlying security until the option expires or the EQ Portfolio delivers the underlying security upon exercise.

Options traded in the over the counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter. The EQ Portfolios will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by an EQ Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by an EQ Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

FUTURES. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because  of the low  margin  deposits  required,  futures  trading  involves  an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by an EQ Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments that are the subject of the hedge. An EQ Portfolio's Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the EQ Portfolio's underlying instruments sought to be hedged.

Successful use of futures contracts by an EQ Portfolio for hedging purposes is also subject to an EQ Portfolio's ability to correctly predict movements in the direction of the market. It is possible that, when an EQ Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the EQ Portfolio's portfolio might decline. If


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

this were to occur, the EQ Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade that provides the market for such futures. Although the EQ Portfolios, specified in the Prospectus, intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, an EQ Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

FOREIGN OPTIONS AND FUTURES. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when an EQ Portfolio trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from an EQ Portfolio for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the EQ Portfolio's order is placed and the time it is liquidated, offset or exercised.

FOREIGN CURRENCY CONTRACTS. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits an EQ Portfolio will depend on the ability of an EQ Portfolio's Sub-Adviser to predict future currency exchange rates.

The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and an EQ Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to an EQ Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs.

PAYMENT-IN-KIND BONDS. As indicated in Appendix A, certain of the EQ Portfolios may invest in payment-in-kind bonds. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the EQ Portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the EQ Portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

REPURCHASE AGREEMENTS. Each EQ Portfolio may enter into repurchase agreements with qualified banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which an EQ
Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by an EQ Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. An EQ Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the EQ Portfolio could suffer a loss.

Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the EQ Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the EQ Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period. Repurchase agreements may have the characteristics of loans by an EQ Portfolio. During the term of the repurchase agreement, an EQ Portfolio retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the EQ Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreements falls below the resale amount provided under the repurchase agreement. An EQ Portfolio will enter into repurchase agreements with registered brokers-dealers, United States Government securities dealers or domestic banks whose creditworthiness is determined to be satisfactory by the EQ Portfolio's Sub-Adviser, pursuant to guidelines adopted by the Manager. Generally, an EQ Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the EQ Portfolio would look to the collateral underlying the seller's repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller's obligation to the EQ Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the EQ Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

REAL ESTATE INVESTMENT TRUSTS. As indicated in Appendix A, certain of the EQ Portfolios may each invest up to 15% of its respective net assets in investments related to real estate, including real estate investment trusts ("REITs"). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the EQ Trust, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. As indicated in Appendix A, certain of the EQ Portfolios may each enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the EQ Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the EQ Portfolio. The EQ Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The EQ Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time an EQ Portfolio enters into a reverse repurchase agreement, it will maintain the segregation, either on its records or with its custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the EQ Portfolio's net asset value. See "Fundamental Restrictions" for


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

more information concerning restrictions on borrowing by each EQ Portfolio. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). An EQ Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities an EQ Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce an EQ Portfolio's obligation to repurchase the securities, and an EQ Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

In "dollar roll" transactions, an EQ Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, an EQ Portfolio would forego principal and interest paid on such securities. An EQ Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time an EQ Portfolio enters into a dollar roll transaction, it will maintain the segregation, either on its records or with its custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

SECURITIES LOANS. All of the EQ Portfolios may lend securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the EQ Portfolios an amount equal to any dividends or interest received on loaned securities. The EQ Portfolios retain all or a portion of the interest received on investment of cash collateral, or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, United States Government securities, letters of credit or such other collateral as may be permitted under an EQ Portfolio's investment program. While the securities are being loaned, an EQ Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. An EQ Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. An EQ Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Sub-Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Sub-Adviser, the consideration to be earned from such loans would justify the risk.

SHORT  SALES  AGAINST  THE BOX. As  indicated  in Appendix A,  certain of the EQ
Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the EQ Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each EQ Portfolio to, for example, lock in a sale price for a security the EQ Portfolio does not wish to sell immediately. Each EQ Portfolio will designate the segregation, either on its records or with its custodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Each EQ Portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of an EQ

Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

SMALL COMPANY SECURITIES. As indicated in Appendix A, certain of the EQ Portfolios may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for an EQ Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these EQ Portfolios may involve a greater degree of risk than an investment in other Portfolios that seek capital appreciation by investing in better known, larger companies.

STRUCTURED NOTES. As indicated in Appendix A, certain of the EQ Portfolios may invest in structured notes, which are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

SWAPS. As indicated in Appendix A, certain EQ Portfolios may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, an EQ Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which an EQ Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

An EQ Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the EQ Portfolio receiving or paying, as the case may be, only the net amount of the two payments. An EQ Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the EQ Portfolio) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by designating the segregation, either on its records or with the EQ Trust's custodian, of cash or other liquid securities, to avoid any potential leveraging of an EQ Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Sub-Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, the Sub-Adviser will not treat them as being subject to the EQ Portfolio's borrowing restrictions. An EQ Portfolio may enter into OTC swap transactions with counterparties that are approved by the Sub-Advisers in accordance with guidelines established by the Manager. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which an EQ Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the EQ Portfolio is contractually obligated to make. If the other party to a swap defaults, the EQ Portfolio's risk of loss consists of the net amount of payments that the EQ Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counter-party, the EQ Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity involving investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Sub-Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

TECHNOLOGY  SECTOR  RISK.  The value of  securities  issued by  companies in the technology sector are particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services, short product cycles and aggressive pricing. For an EQ Portfolio investing in the technology sector, it should be noted that many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

U.S. GOVERNMENT SECURITIES. Each EQ Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Government National - Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the U.S. Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority).

WARRANTS. All of the EQ Portfolios (except the EQ/MONY Money Market Portfolio) may purchase warrants and similar rights. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

ZERO-COUPON BONDS. As indicated in Appendix A, certain of the EQ Portfolios may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, an EQ Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to its shareholders. Thus, each EQ Portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

PORTFOLIO TURNOVER. The length of time an EQ Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by an EQ Portfolio is known as "portfolio turnover." High portfolio turnover may result from the strategies of the Sub-Advisers or when one Sub-Adviser replaces another, necessitating changes in the EQ Portfolio it manages. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions), which must be borne by the EQ Portfolio and shareholders. An EQ Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when an Sub-Adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year.

MANAGEMENT OF THE EQ TRUST

The EQ Trust Board has the responsibility for the overall management of the EQ Trust and the EQ Portfolios, including general supervision and review of the investment activities and their conformity with Delaware law and the stated policies of the EQ Portfolios. The EQ Trust Board elects the officers of the EQ Trust who are responsible for administering the EQ Trust's day-to-day operations. The Trustees and officers of the EQ Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

THE TRUSTEES

----------------------------------------------------------------------------------------------------------------------
                                      Term of
                                      Office                                Number of     Other
                                      and            Principal              Portfolios    Directorships
                     Position(s)      Length of      Occupation(s)          in Complex    Held by Trustee
 Name, Address       Held With        Time           During                 Overseen      or Nominee
    and Age          Fund             Served         Past 5 Years           by Trustee    for Trustee
----------------------------------------------------------------------------------------------------------------------
                                                 Interested Trustee
----------------------------------------------------------------------------------------------------------------------
Peter D. Noris*      Chairman         Chairman       From May 1995 to       79            Director, Alliance
1290 Avenue of       and Trustee      from           present, Executive                   Capital Management,
the Americas                          December       Vice President and                   L.P.; Director of
New York, New                         2002 to        Chief Investment                     AXA Alternative
York   (48)                           present,       Officer, AXA                         Advisors Inc.
                                      Trustee        Financial and
                                      from           Equitable; from
                                      March          September 1999 to
                                      1997 to        present, Executive
                                      present        Vice President and
                                                     Chief Executive
                                                     Officer of AXA
                                                     Financial Services,
                                                     LLC; and from
                                                     November 1995 to
                                                     present, Executive
                                                     Vice President of
                                                     AXA Advisors LLC.

----------------------------------------------------------------------------------------------------------------------
                                      Term of
                                      Office                                Number of     Other
                                      and            Principal              Portfolios    Directorships
                     Position(s)      Length of      Occupation(s)          in Complex    Held by Trustee
 Name, Address       Held With        Time           During                 Overseen      or Nominee
    and Age          Fund             Served         Past 5 Years           by Trustee    for Trustee
----------------------------------------------------------------------------------------------------------------------
                                                Independent Trustees
----------------------------------------------------------------------------------------------------------------------
Theodossios          Trustee          From           Retired.               53            From May 1994 to
Athanassiades                         March                                               present, Director,
c/o EQ Advisors                       2000 to                                             Atlantic Bank of
Trust                                 present                                             New York.
1290 Avenue of
the Americas
New York, New
York  (65)
----------------------------------------------------------------------------------------------------------------------
Jettie M.            Trustee          From           Retired. From 1986     53            From 1992 to
Edwards                               March          to 2001, Partner and                 present, Trustee,
c/o EQ Advisors                       1997 to        Consultant, Syrus                    Provident
Trust                                 present        Associates (business                 Investment Counsel
1290 Avenue of                                       and marketing                        Trust; from 1997
the Americas                                         consulting firm).                    to present,
New York, New                                                                             Director, The PBHG
York  (57)                                                                                Funds, Inc.
----------------------------------------------------------------------------------------------------------------------
David W. Fox         Lead             From May       Retired. From 1989     53            From 1987 to
c/o EQ Advisors      Independent      2000 to        to 2000, Public                      present, Director
Trust                Trustee          present        Governor and from                    of USG Corporation.
1290 Avenue of                                       1996-2000 Chairman
the Americas                                         of the Chicago Stock
New York, New                                        Exchange.
York  (72)
----------------------------------------------------------------------------------------------------------------------
William M.           Trustee          From           From 1994 to           53            From 1975 to
Kearns, Jr.                           March          present, President,                  present, Director,
c/o EQ Advisors                       1997 to        W.M. Kearns & Co.,                   Selective
Trust                                 present        Inc. (private                        Insurance Group,
1290 Avenue of                                       investment company);                 Inc.; from 1991 to
the Americas                                         from 2002 to                         present, Director,
New York, New                                        present, Chairman                    Transistor
York  (68)                                           and from 1998 to                     Devices, Inc.;
                                                     2002, Vice Chairman                  from 1999 to
                                                     Keefe Managers, Inc.                 present, Advisory
                                                                                          Director,
                                                                                          Proudfoot PLC
                                                                                          (N.A.) (consulting
                                                                                          firm); from 2001
                                                                                          to present,
                                                                                          Advisory Director,
                                                                                          Gridley & Company
                                                                                          LLC; from 2002 to
                                                                                          present, Director,
                                                                                          United States
                                                                                          Shipping Corp.
----------------------------------------------------------------------------------------------------------------------
Christopher          Trustee          From           From 1998 to           53            None
P.A.                                  March          present, President
Komisarjevsky                         1997 to        and Chief Executive
c/o EQ Advisors                       present        Officer,
Trust                                                Burson-Marsteller
1290 Avenue of                                       Worldwide (public
the Americas                                         relations); from
New York, New                                        1996 to 1998,
York (59)                                            President and Chief
                                                     Executive Officer,
                                                     Burson-Marsteller
                                                     USA.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                      Term of
                                      Office                                Number of     Other
                                      and            Principal              Portfolios    Directorships
                     Position(s)      Length of      Occupation(s)          in Complex    Held by Trustee
 Name, Address       Held With        Time           During                 Overseen      or Nominee
    and Age          Fund             Served         Past 5 Years           by Trustee    for Trustee
----------------------------------------------------------------------------------------------------------------------

Harvey               Trustee          From           From 1997 to           53            From 1997 to
Rosenthal                             March          present,                             present, Director,
c/o EQ Advisors                       1997 to        Consultant/Director.                 LoJack Corporation.
Trust                                 present
1290 Avenue of
the Americas
New York, New
York  (61)
----------------------------------------------------------------------------------------------------------------------
Gary S. Schpero      Trustee          From May       Retired. Prior to      53            None
c/o EQ Advisors                       2000 to        January 1, 2000,
Trust                                 present        Partner of Simpson
1290 Avenue of                                       Thacher & Bartlett
the Americas                                         (law firm) and
New York, New                                        Managing Partner of
York (50)                                            Investment
                                                     Management and
                                                     Investment Company
                                                     Practice Group
----------------------------------------------------------------------------------------------------------------------


* Affiliated with the Manager and Distributors.

COMMITTEES OF THE EQ TRUST BOARD

The EQ Trust has a standing Audit Committee consisting of all of the Trustees who are not "interested persons" of the EQ Trust (as that term is defined in the 1940 Act) ("Independent Trustees"). The Audit Committee's function is to oversee the EQ Trust's accounting and financial reporting policies and practices and its internal controls; oversee the quality and objectivity of the EQ Trust's financial statements and the independent audit thereof; and act as a liaison between the EQ Trust's independent accountants and the EQ Trust Board. To carry out its function, the Audit Committee, among other things, approves the selection, retention or termination of the EQ Trust's independent accountants and evaluates their independence; meets with the EQ Trust's independent accountants as necessary to review the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the EQ Trust's financial statements and the EQ Trust's financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the EQ Trust by the independent accountants. The Audit Committee held two meetings during the fiscal year ended December 31, 2003.

The EQ Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by Contract owners. The Nominating and Compensation Committee held two meetings during the fiscal year ended December 31, 2003.

The EQ Trust has a Valuation Committee consisting of Peter D. Noris, Steven M. Joenk, Kenneth T. Kozlowski, Kenneth B. Beitler and Andrew S. Novak and such other officers of the EQ Trust and the Manager, as well as such officers of any Sub-Adviser to any EQ Portfolio as are deemed necessary by the officers of the EQ Trust from time to time, each of whom shall serve at the pleasure of the EQ Trust Board as members of the Valuation Committee. This committee determines the value of any of the EQ Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held 27 meetings during the fiscal year ended December 31, 2003.

COMPENSATION OF THE TRUSTEES

Each Independent Trustee currently receives from the EQ Trust an annual fee of $40,000 plus (i) an additional fee of $4,000 for each regularly scheduled EQ Trust Board meeting attended, (ii) $2,000 for each special Board meeting or special committee meeting attended, and (iii) $1,000 for each telephone or other committee meeting attended, plus reimbursement for expenses in attending in-person meetings. A supplemental retainer of $10,000 per year will be paid to the lead Independent Trustee. A retainer of $5,000 per year is paid to the Chair of the Audit Committee and a retainer of $2,500 is paid to the Chair of the Nominating and Compensation Committee.

                           TRUSTEE COMPENSATION TABLE
                      FOR THE YEAR ENDED DECEMBER 31, 2003*

--------------------------------------------------------------------------------
                                                  PENSION OR          TOTAL
                                                  RETIREMENT      COMPENSATION
                                 AGGREGATE     BENEFITS ACCRUED    FROM TRUST
                               COMPENSATION    AS PART OF TRUST      PAID TO
          TRUSTEE            FROM THE EQ TRUST     EXPENSES         TRUSTEES
--------------------------------------------------------------------------------
Peter D. Noris                     $ -0-             $-0-             $ -0-
--------------------------------------------------------------------------------
Ted Athanassiades                 $67,000            $-0-            $67,000
--------------------------------------------------------------------------------
Jettie M. Edwards                 $68,250            $-0-            $68,250
--------------------------------------------------------------------------------
David W. Fox                      $77,000            $-0-            $77,000
--------------------------------------------------------------------------------
William M. Kearns, Jr.            $67,000            $-0-            $67,000
--------------------------------------------------------------------------------
Christopher P.A.                  $67,625            $-0-            $67,625
Komisarjevsky
--------------------------------------------------------------------------------
Harvey Rosenthal                  $67,000            $-0-            $67,000
--------------------------------------------------------------------------------
Gary S. Schpero                   $67,000            $-0-            $67,000
--------------------------------------------------------------------------------

--------
* A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the EQ Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee's services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five- to 20-year period elected by such Trustee. Messrs. Komisarjevsky and Athanassiades have elected to participate in the EQ Trust's deferred compensation plan. As of December 31, 2003, Mr. Komisarjevsky and Mr. Athanassiades had accrued $433,402 and $160,861, respectively (including interest).

TRUSTEE OWNERSHIP OF EQUITY SECURITIES

As of December 31, 2003, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, Sub-Advisers or Distributors of the EQ Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee. In addition, the Trustees of the EQ Trust did not beneficially own shares of any of the EQ Portfolios. In addition, as of that same date, none of the Trustees of the EQ Trust beneficially owned shares of the EQ Portfolios described in this SAI. The following table includes information relating to equity securities beneficially owned by the Trustees in the Portfolios described in this SAI and of portfolios overseen in the same family of investment companies, as of December 31, 2003.

--------------------------------------------------------------------------------
                                                    AGGREGATE DOLLAR RANGE OF
       TRUSTEE           DOLLAR RANGE OF EQUITY      EQUITY SECURITIES IN ALL
                           SECURITIES IN THE      PORTFOLIOS OVERSEEN IN FAMILY
                               PORTFOLIOS            OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------
                               INTERESTED TRUSTEE
--------------------------------------------------------------------------------

Peter D. Norris                   None                    over $100,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Ted Athanassiades                 None                         None
--------------------------------------------------------------------------------

Jettie M. Edwards                 None                         None
--------------------------------------------------------------------------------

David W. Fox                      None                         None
--------------------------------------------------------------------------------

William M. Kearns, Jr.            None                         None
--------------------------------------------------------------------------------

Christopher P.A.                  None                         None
Komisarjevsky
--------------------------------------------------------------------------------

Harvey Rosenthal                  None                         None
--------------------------------------------------------------------------------

Gary S. Schpero                   None                         None
--------------------------------------------------------------------------------


THE EQ TRUST'S OFFICERS

No officer of the EQ Trust receives any compensation paid by the EQ Trust. Each officer of the EQ Trust is an employee of Equitable, AXA Advisors, LLC ("AXA Advisors") or AXA Distributors, LLC ("AXA Distributors"). The EQ Trust's principal officers are:

--------------------------------------------------------------------------------
                                      TERM OF
                                      OFFICE
                                      AND
                         POSITION(S)  LENGTH
                         HELD WITH    OF TIME    PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS AND AGE   FUND         SERVED     DURING PAST 5 YEARS
--------------------------------------------------------------------------------
Steven M. Joenk          President    From       From July 1999 to present,
1290 Avenue of the       and Chief    December   Senior Vice President, AXA
Americas                 Executive    2002 to    Financial; from July 1999 to
New York, New York       Officer      Present    December 2002, Vice President
(45)                                             and Chief Financial Officer
                                                 of the EQ Trust; from 1996 to
                                                 1999, Managing Director of
                                                 MeesPierson (an investment
                                                 company).
--------------------------------------------------------------------------------
Patricia Louis, Esq.     Vice         From       From May 2003 to present,
1290 Avenue of the       President,   July       Vice President and Associate
Americas                 Secretary    1999 to    General Counsel, AXA
New York, New York       and          Present    Financial and Equitable; from
(48)                     Anti-Money              July 1999 to May  2003, Vice
                         Laundering              President and counsel, AXA
                         Compliance              Financial and Equitable; from
                         Officer                 September 1994 to July 1999,
                                                 Assistant General Counsel of
                                                 The Dreyfus Corporation.
--------------------------------------------------------------------------------
Kenneth T. Kozlowski     Chief        From       From February 2001 to present,
1290 Avenue of the       Financial    December   Vice President, AXA Financial;
Americas                 Officer      2002 to    from December 1999 to December
New York, New York       and          Present     2002, Controller of the EQ
(42)                     Treasurer               Trust; from October 1999 to
                                                 February 2001, Assistant Vice
                                                 President, AXA Financial; from
                                                 October 1996 to October 1999,
                                                 Director-Fund Administration,
                                                 Prudential Investments.
--------------------------------------------------------------------------------
Kenneth B. Beitler       Vice         From       From February 2003 to present,
1290 Avenue of the       President    March      Vice President of AXA
Americas                              2002 to    Financial; from February 2002
New York, New York                    Present    to February 2003, Assistant
(45)                                             Vice President of AXA
                                                 Financial; from May 1999 to
                                                 February 2000, Senior
                                                 Investment Analyst of AXA
                                                 Financial. Prior thereto, an
                                                 Investment Systems Development
                                                 Analyst with TIAA-CREF.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      TERM OF
                                      OFFICE
                                      AND
                         POSITION(S)  LENGTH
                         HELD WITH    OF TIME    PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS AND AGE   FUND         SERVED     DURING PAST 5 YEARS
--------------------------------------------------------------------------------
Mary E. Cantwell         Vice         From       From February 2001 to present,
1290 Avenue of the       President    July       Vice President, AXA Financial;
Americas                              1999 to    from July 1999 to present, Vice
New York, New York                    Present    President, Equitable; from
(42)                                             September 1997 to January 2001,
                                                 Assistant Vice President,
                                                 Office of the Chief Investment
                                                 Officer, AXA Financial.
--------------------------------------------------------------------------------
Brian E. Walsh           Vice         December   From February 2003 to present,
1290 Avenue of the       President    2002 to    Vice President of AXA Financial
Americas                 and          Present    and Equitable; from January
New York, New York       Controller               2001 to February 2003,
(36)                                             Assistant Vice President of AXA
                                                 Financial and Equitable; from
                                                 December 1999 to January 2001,
                                                 Senior Fund Administrator of
                                                 Equitable; from January 1993 to
                                                 December 1999, Manager of
                                                 Prudential Investment Fund
                                                 Management.
--------------------------------------------------------------------------------
Andrew S. Novak          Assistant    From       From May 2003 to present, Vice
1290  Avenue of the      Secretary    September  President and Counsel of AXA
Americas                              2002 to    Financial and Equitable; from
New York, New York                    Present    May 2002 to May 2003, Counsel,
(35)                                             AXA Financial and Equitable;
                                                 from May 2001 to April 2002,
                                                 Associate General Counsel and
                                                 Chief Compliance Officer, Royce
                                                 & Associates, Inc.; from August
                                                 1994 to August 2000, Vice
                                                 President and Assistant General
                                                 Counsel, Mitchell Hutchins
                                                 Asset Management.
--------------------------------------------------------------------------------

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

The EQ Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts and to tax-qualified retirement plans. Equitable may be deemed to be a control person with respect to the EQ Trust by virtue of its ownership of more than 99% of the EQ Trust's shares as of April 30, 2004.

As a "series" type of mutual fund, the EQ Trust issues separate series of shares of beneficial interest with respect to each EQ Portfolio. Each EQ Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the EQ Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the EQ Trust's knowledge, as of April 30, 2004, the following persons owned Contracts entitling them to give voting instructions regarding more than 5% of the outstanding shares of any portfolio of the Trust:

--------------------------------------------------------------------------------
                                              SHARES            PERCENTAGE OF
     PORTFOLIO       CONTRACT OWNER      BENEFICIALLY OWNED       OWNERSHIP
--------------------------------------------------------------------------------
EQ/Money Market      Karr Barth              10,411,975             7.22%
Portfolio            Associates
                     c/o Dee McGroaty
                     Karr Barth
                     Associates
                     40 Monument Road
                     Bala Cynwyd, PA
                     19004
--------------------------------------------------------------------------------

As of April 30, 2004, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of any class of any EQ Portfolio of the EQ Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

THE MANAGER

Equitable, through its AXA Funds Management Group unit ("Manager"), currently serves as the investment manager for each EQ Portfolio. Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S. and a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a subsidiary of AXA, a French insurance holding company. The principal offices of Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

Alliance Capital Management, L.P., which serves as a Sub-Adviser to certain portfolios of the EQ Trust that are not described in this SAI, is an indirect, majority owned subsidiary of AXA Financial and therefore an affiliated person of the Manager. In addition, on or about June 30, 2004, Boston Advisors, Inc. ("Boston Advisors") and MONY Capital Management, Inc. ("MONY Capital"), each of which is a Sub-Adviser to certain EQ Portfolios, will become indirect, wholly owned subsidiaries of AXA Financial and therefore affiliated persons of the Manager.

The EQ Trust and Manager have entered into an Investment Management Agreement ("Management Agreement") with respect to the EQ Portfolios described in this SAI, which was approved by the Board of Trustees on December 3, 2003. In approving the Management Agreement, the EQ Trust Board considered the following factors with respect to the EQ Portfolios: the nature, quality and extent of the services to be provided by the Manager, the performance record of each EQ Portfolio's predecessor as compared to a peer group of portfolios and an appropriate index, the Manager's personnel and operations, the Manager's financial condition, the level and method of computing each EQ Portfolio's management fee, comparative fee and expense information for each of the EQ Portfolios versus similar portfolios, the anticipated profitability of the Trust to the Manager, other benefits expected to accrue to the Manager and its affiliates from their relationship with the EQ Portfolios, the anticipated indirect profits to the Manager attributable to the existence of the EQ Portfolios, the anticipated effect of each EQ Portfolio's growth and size on the EQ Portfolio's performance and expenses, and any possible conflicts of interest. The EQ Trust Board also considered the nature, quality and extent of services provided by affiliates of the Manager, including distribution services. Based on its consideration and review of the foregoing information, the EQ Trust Board determined that each EQ Portfolio is likely to benefit from the nature and quality of the services expected to be provided by the Manager and its affiliates, as well as their ability to render such services based on their experience, operations and resources. The EQ Trust Board also determined that each EQ Portfolio's historical performance record compared reasonably to its peer group and benchmark. The EQ Trust Board further determined that the fee and expense information for each EQ Portfolio compared reasonably to similar mutual funds; that the level and method of computing each EQ Portfolio's management fee, as well as the profitability of the EQ Trust to the Manager, was reasonable in light of the extent and quality of the services expected to be provided by the Manager and its affiliates; and that the Management Agreement with the Manager was in the best interests of each EQ Portfolio and its shareholders.

Subject always to the direction and control of the EQ Trust Board, under the Management Agreement, the Manager will have with respect to the EQ Portfolios
(i) overall supervisory responsibility for the general management and investment of each EQ Portfolio's assets; (ii) full discretion to select new or additional Sub-Advisers for each EQ Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Sub-Advisers; (iv) full discretion to terminate and replace any Sub-Adviser; and (v) full investment discretion to make all determinations with respect to the investment of an EQ Portfolio's assets not then managed by a Sub-Adviser. In connection with the Manager's responsibilities under the Management Agreement, the Manager will assess each EQ Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each EQ Portfolio's assets among one or more current or additional Sub-Advisers from time to time, as the Manager deems appropriate, to enable each EQ Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Sub-Adviser with the investment objectives, policies and restrictions of any EQ Portfolio or Portfolios (or portions of any EQ Portfolio) under the management of such Sub-Adviser, and review and report to the EQ Trust Board on the performance of each Sub-Adviser. The Manager will furnish, or cause the appropriate Sub-Adviser(s) to furnish, to the EQ Trust such statistical information, with respect to the investments that an EQ Portfolio (or portions of any EQ Portfolio) may hold or contemplate purchasing, as the EQ Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Sub-Adviser(s) to apprise, the EQ Trust of important developments materially affecting each EQ Portfolio (or any portion of an EQ Portfolio that they advise) and will furnish the EQ Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Sub-Adviser(s) to furnish, to the EQ Trust Board such periodic and special reports as the EQ Trust Board may reasonably request. In addition, the Manager agrees to cause the appropriate Sub-Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

Under the Management Agreement, the Manager also is required to furnish to the EQ Trust, at its own expense and without remuneration from or other cost to the EQ Trust, the following:

      o     Office space, all necessary office facilities and equipment.

      o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

            o related to and to be performed under the EQ Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

            o related to the investment advisory services to be provided by any Sub-Adviser pursuant to an advisory agreement with the EQ Trust ("Advisory Agreement").

      o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Sub-Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust Shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to Shareholders or regulatory authorities, and all tax returns.

The Management Agreement also requires the Manager (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the EQ Trust who are affiliated with the Manager or its affiliates. The Manager has also entered into a Consulting Agreement with an investment consulting firm to provide research to assist the Manager in allocating EQ Portfolio assets among Sub-Advisers and in making recommendations to the Trustees about hiring and changing Sub-Advisers. The Manager is responsible for paying the consulting fees.

The continuance of the Management Agreement, with respect to each EQ Portfolio, must be specifically approved at least annually (i) by the EQ Trust Board or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of such EQ Portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Management Agreement with respect to each EQ Portfolio may be terminated (i) at any time, without the payment of any penalty, by the EQ Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940
Act) of such EQ Portfolio upon sixty (60) days' written notice to the Manager or
(ii) by the Manager at any time without penalty upon sixty (60) days' written notice to the EQ Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each EQ Portfolio pays a fee to the Manager as set forth in the Prospectus. The Manager and the EQ Trust have also entered into an expense limitation agreement with respect to each EQ Portfolio ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each EQ Portfolio are limited to the extent described in the "Management of the EQ Trust-Expense Limitation Agreement" section of the Prospectus.

In addition to the management fees, the EQ Trust pays all expenses not assumed by the Manager, including without limitation: fees and expenses of its independent accountants and of legal counsel for itself and the EQ Trust's independent Trustees; the costs of preparing, setting in type, printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian's fees; any proxy solicitors' fees and expenses; filing fees; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the EQ Portfolios on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each EQ Portfolio or the nature of the services performed and relative applicability to each EQ Portfolio. As discussed in greater detail below under "Distribution of the EQ Trust's Shares," the Class IB shares of each EQ Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

The EQ Portfolios have not paid any fees to the Manager as of the date of this SAI because they are newly organized and have had no operations prior to that date.

THE SUB-ADVISERS

The Manager has entered into advisory agreements ("Advisory Agreements") on behalf of the EQ Portfolios. The Advisory Agreements obligate Boston Advisors and MONY Capital (the "Sub-Advisers") to: (i) make investment decisions on behalf of their respective EQ Portfolios, (ii) place all orders for the purchase and sale of investments for their respective EQ Portfolios with brokers or dealers selected by the Manager or Sub-Adviser, and (iii) perform certain limited related administrative functions in connection therewith. The EQ Trust Board approved the Advisory Agreement with each Sub-Adviser based on a number of factors relating to each Sub-Adviser's ability to perform under its Advisory Agreement. These factors included: the nature, quality and extent of the services to be rendered by the Sub-Adviser to the EQ Portfolio; the Sub-Adviser's management style; the performance record of the EQ Portfolio's predecessor as compared to a peer group of portfolios and an appropriate index; the Sub-Adviser's current and proposed level of staffing and its overall resources; whether the Sub-Adviser manages any other registered investment companies; the Sub-Adviser's compliance systems and capabilities; and any disciplinary history. Based on its consideration and review of the foregoing information, the EQ Trust Board determined that each EQ Portfolio is likely to benefit from the nature and quality of the services expected to be provided by each Sub-Adviser, as well as their ability to render such services based on their management style, experience, operations and resources. The EQ Trust Board also determined that each Sub-Adviser's performance record compared reasonably to its peer group and benchmark. Based on the above, the EQ Trust Board determined that the Advisory Agreements with each Sub-Adviser with respect to its respective EQ Portfolio was in the best interests of the EQ Portfolio and its shareholders.

The Manager has not paid any fees to the Sub-Advisers as of the date of this SAI because the EQ Portfolios are newly organized and have had no operations prior to that date.

The Manager recommends Sub-Advisers for each EQ Portfolio to the Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser's skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the EQ Portfolios are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Sub-Advisers. The EQ Trust has received an exemptive order from the SEC ("Multi-Manager Order") that permits the Manager, subject to certain conditions, to enter into Advisory Agreements with Sub-Advisers approved by the EQ Trust Board, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the EQ Trust Board, but without shareholder approval, to employ new Sub-Advisers for new or existing funds, change the terms of particular Advisory Agreements or continue the employment of existing Sub-Advisers after events that under the 1940 Act and the Advisory Agreements would cause an automatic termination of the agreement. However, the Manager may not enter into an advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Sub-Adviser") unless the Advisory Agreement with the Affiliated Sub-Adviser, including compensation thereunder, is approved by the affected EQ Portfolio's shareholders, including, in instances in which the Advisory Agreement pertains to a newly formed EQ Portfolio, that EQ Portfolio's initial shareholder. Although shareholder approval would not be required for the termination of Advisory Agreements, shareholders of an EQ Portfolio would continue to have the right to terminate such agreements for the EQ Portfolio at any time by a vote of a majority of outstanding voting securities of the EQ Portfolio.

--------------------------------------------------------------------------------
                                                     FEE PAID BY THE MANAGER TO
                                                     THE SUB-ADVISER ON AN
                                                     ANNUAL BASIS AS A
                         NAME AND CONTROL PERSONS    PERCENTAGE OF AVERAGE DAILY
PORTFOLIO                OF THE SUB-ADVISER          NET ASSETS
--------------------------------------------------------------------------------
EQ/MONY Diversified      Boston Advisors is a        0.15% of assets under
Portfolio                wholly owned subsidiary     management
EQ/MONY Equity Growth    of The Advest Group,
Portfolio                Inc., a wholly owned
EQ/MONY Equity Income    subsidiary of The MONY
Portfolio                Group Inc. ("MONY").
--------------------------------------------------------------------------------
EQ/MONY Government       MONY Capital is a wholly    0.15% of assets under
Securities Portfolio     owned subsidiary of MONY.   management
EQ/MONY Intermediate
Term Bond Portfolio
EQ/MONY Long Term Bond
Portfolio
--------------------------------------------------------------------------------
EQ/MONY Money Market     MONY Capital is a wholly    0.10% of asset under
Portfolio                owned subsidiary of MONY.   management
--------------------------------------------------------------------------------

When an EQ Portfolio has more than one Sub-Adviser, the assets of the EQ Portfolio are allocated by the Manager among the Sub-Advisers selected for that EQ Portfolio. Each Sub-Adviser has discretion, subject to oversight by the EQ Trust Board and the Manager, to purchase and sell portfolio assets, consistent with each EQ Portfolio's investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-Adviser provides any services to any EQ Portfolio except asset management and related administrative and recordkeeping services. However, a Sub-Adviser or its affiliated broker-dealer may execute portfolio transactions for an EQ Portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

THE ADMINISTRATOR

Pursuant to an administrative agreement ("Mutual Funds Services Agreement"), Equitable ("Administrator") provides the EQ Trust with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the EQ Trust. Pursuant to a sub-administration arrangement, the Manager relies on J.P. Morgan Investors Services Co. ("J.P. Morgan Services") to provide the EQ Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

The EQ Portfolios have not paid any fees to the Administrator as of the date of this SAI because they are newly organized and have had no operations prior to that date.

THE DISTRIBUTORS

The EQ Trust has distribution agreements with AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (each also referred to as a "Distributor," and together "Distributors"), in which AXA Advisors and AXA Distributors serve as Distributors for the EQ Trust's Class IA shares and Class IB shares. AXA Advisors and AXA Distributors are each an indirect wholly-owned subsidiary of Equitable and the address for each is 1290 Avenue of the Americas, New York, New York 10104.

The EQ Trust's distribution agreements with respect to the Class IA shares and Class IB shares ("Distribution Agreements") of the EQ Portfolios described in this SAI were approved by the EQ Trust Board on December 3, 2003. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Independent Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the EQ Trust or an EQ Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class IB Distribution Plan or any such related agreement, and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the EQ Trust.

The EQ Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class IB shares of the EQ Trust ("Class IB Distribution Plan"). The EQ Trust's Class IB shares may pay an annual distribution fee of up to 0.50% of their average daily net assets. However, under the Distribution Agreements, payments to the Distributors under the Class IB Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net assets of an EQ Portfolio attributable to its Class IB shares. There is no distribution plan with respect to Class IA shares and the EQ Portfolios pay no distribution fees with respect to those shares. The Distributors or their affiliates for the Class IA shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class IA shares to prospective Contract owners and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class IA shares to prospective Contract owners.

On March 3, 2004, the EQ Trust Board, including the Independent Trustees, considered the approval of the Class IB Distribution Plan for the EQ Portfolios. In connection with its consideration of the Class IB Distribution Plan, the EQ Trust Board was furnished with a copy of the Class IB Distribution Plan and the related materials, including information related to the advantages and disadvantages of the Class IB Distribution Plan. Legal counsel for the Independent Trustees discussed the legal and regulatory considerations in readopting the Class IB Distribution Plan.

The EQ Trust Board considered various factors in connection with its decision as to whether to approve the Class IB Distribution Plan, including: (i) the nature and causes of the circumstances which make approval of the Class IB Distribution Plan, necessary and appropriate; (ii) the way in which the Class IB Distribution Plan would address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Class IB Distribution Plan to any other person relative to those of the EQ Trust; (v) the effect of the Class IB Distribution Plan on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) competitive conditions in the variable products industry; and (viii) the relationship of the Class IB Distribution Plan to other distribution efforts of the EQ Trust.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board of Trustees, including the Independent Trustees, unanimously determined, in the exercise of its business judgment, that the Class IB Distribution Plan is reasonably likely to benefit the EQ Trust and the shareholders of the EQ Portfolios and approved its implementation.

Pursuant to the Class IB Distribution Plan, the EQ Trust compensates the Distributors from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Distributors on a monthly basis. A portion of the amounts received by the Distributors will be used to defray various costs incurred or paid by the Distributors in connection with the printing and mailing of EQ Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributors may also use a portion of the amounts received to


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

provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Class IB Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the EQ Trust with respect to a class of shares regardless of the level of expenditures by the Distributors. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Class IB Distribution Plan and in connection with their annual consideration of the Class IB Distribution Plan's renewal. The Distributors' expenditures include, without limitation: (a) the printing and mailing of EQ Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB shares of the EQ Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the EQ Trust; (c) holding seminars and sales meetings designed to promote the distribution of EQ Trust Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding EQ Trust investment objectives and policies and other information about the EQ Trust and its EQ Portfolios, including the performance of the EQ Portfolios; (e) training sales personnel regarding the Class IB shares of the EQ Trust; and (f) financing any other activity that the Distributors determine is primarily intended to result in the sale of Class IB shares.

Equitable and the Distributors may use their respective past profits and other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the EQ Trust and/or support services that benefit Contractowners, including payments of significant amounts made to intermediaries that provide those services.

The Distributors pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor currently offers shares of each EQ Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the EQ Portfolio or the EQ Trust may from time to time be registered or where permitted by applicable law. AXA Advisors also serves as the Distributor for shares of the EQ Trust to the Equitable Plan. Each Distribution Agreement provides that the Distributors shall accept orders for shares at net asset value without sales commissions or loads being charged. The Distributors have made no firm commitment to acquire shares of any Portfolio.

The Class IB Distribution Plan and any Rule 12b-1 related agreement that is entered into by the EQ Trust or the Distributors of the Class IB shares in connection with the Class IB Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the EQ Trust Board, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Class IB Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class IB Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class IB shares of an EQ Portfolio at any time, without penalty, by vote of a majority of the outstanding Class IB shares of the EQ Portfolio or by vote of a majority of the Independent Trustees. The Class IB Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.50% of average daily net assets annually) that may be spent for distribution of Class IB shares of any EQ Portfolio without the approval of Class IB shareholders of that EQ Portfolio.

The EQ Portfolios have not paid any fees to the Distributors pursuant to the Distribution Plan as of the date of this SAI because they have had no operations prior to that date.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

BROKERAGE COMMISSIONS

The EQ Portfolios are charged for securities brokers' commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-Advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the EQ Portfolios, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

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

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the EQ Portfolios may invest may be discounted for certain large domestic and foreign investors such as the EQ Portfolios. A number of foreign banks and brokers will be used for execution of each EQ Portfolio's portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Sub-Advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-Advisers. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally. In addition, the Manager and Sub-Advisers may allocate brokerage business to brokers and dealers that have made or are expected to make significant efforts in facilitating the distribution of the EQ Trust's shares. An EQ Portfolio may seek to recapture only soliciting broker-dealer fees on the tender of portfolio securities.

The Manager, subject to seeking the most favorable price and best execution and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., may consider sales of shares of the EQ Trust as a factor in the selection of broker-dealers. The EQ Trust Board has approved a Statement of Directed Brokerage Policies and Procedures for the EQ Trust pursuant to which the EQ Trust may direct the Manager to cause Sub-Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the EQ Trust is required to pay or for which the EQ Trust is required to arrange payment pursuant to the Management Agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for each EQ Portfolio on a quarterly basis. From time to time, the Trustees will review whether the recapture for the benefit of the EQ Portfolios of some portion of the brokerage commissions or similar fees paid by the EQ Portfolios on portfolio transactions are legally permissible and advisable.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act") and by policies adopted by the Trustees, the Manager and Sub-Advisers may cause the EQ Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-Advisers an amount of commission for effecting a securities transaction for the EQ Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-Adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Sub-Advisers also may receive from brokers research or research credits that are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-Adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, the Sub-Adviser's other clients, and the Sub-Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly


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

permitting   broker-dealers  to  provide  bona  fide  research  to  advisers  in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, anonymity, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, confidentiality, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-Advisers for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers will tend to reduce the Manager's and Sub-Advisers' expenses in managing the EQ Portfolios.

The EQ Portfolios have not paid any brokerage commissions as of the date of this SAI because they have had no operations prior to that date.

BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law and in accordance with procedures established by the EQ Trust Board, the EQ Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., LLC, or the Sub-Advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or the Sub-Advisers. The 1940 Act generally prohibits the EQ Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager or the Sub-Advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The EQ Trust relies on exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple Sub-Advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Sub-Adviser to the same EQ Portfolio. The EQ Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-Adviser to an EQ Portfolio for which that Sub-Adviser provides investment advice do not exceed the usual and customary broker's commission. In addition, the EQ Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the EQ Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-Advisers or their affiliates.

The EQ Portfolios have not paid any brokerage commissions as of the date of this SAI because they have had no operations prior to that date.

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the EQ Trust's Proxy Voting Policies and Procedures, the EQ Trust has delegated the proxy voting responsibilities with respect to each EQ Portfolio to the Manager, as its investment manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each EQ Portfolio to the applicable Sub-Advisers. A description of the proxy voting policies and procedures that each Sub-Adviser uses to determine how to vote proxies relating to the EQ Portfolio's portfolio securities is included in Appendix C to this SAI.

PURCHASE AND PRICING OF SHARES

The EQ Trust will offer and sell its shares based on each EQ Portfolio's net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of each EQ Portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day as defined below. The net asset value per share of each class of an EQ Portfolio will be computed by dividing the sum of the investments held by that EQ Portfolio applicable to that class plus any cash or other assets, minus all liabilities, by the total number of


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

outstanding shares of that class of the EQ Portfolio at such time. All expenses borne by the EQ Trust and each of its Classes will be accrued daily.

The net asset value per share of each EQ Portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles and consistent with the 1940 Act:

      o The assets belonging to each EQ Portfolio will include (i) all consideration received by the EQ Trust for the issue or sale of shares of that particular EQ Portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) "General Items," if any, allocated to that EQ Portfolio. "General Items" include any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular EQ Portfolio. General Items will be allocated as the EQ Trust Board considers fair and equitable.

      o The liabilities belonging to each EQ Portfolio will include (i) the liabilities of the EQ Trust in respect of that EQ Portfolio, (ii) all expenses, costs, changes and reserves attributable to that EQ Portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the EQ Trust which are not readily identifiable as belonging to any particular EQ Portfolio which have been allocated as the EQ Trust Board considers fair and equitable.

The value of each EQ Portfolio will be determined at the close of business on each "business day." Normally, this would be each day that the New York Stock Exchange ("NYSE") is open and would include some federal holidays. The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas (observed). For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively; for bonds it is the close of business in New York City, and for foreign securities (other than ADRs), it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each EQ Portfolio are valued as follows:

      o Stocks listed on national securities exchanges and certain over the counter issues traded on the NASDAQ National Market System are valued at the last sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day or official closing price, at a bid price estimated by a broker. Securities traded on the NASDAQ market will be valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

      o Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

      o U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

      o Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

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

      o Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. All securities held in EQ/MONY Money Market Portfolio are valued at amortized cost.

      o Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

      o Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

      o Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

      o Options are valued at their last sales price or, if not available, previous day's sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

      o Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

      o Forward foreign exchange contracts are valued by interpolating between the forward and spot currency notes as quoted by a pricing service as of a designated hour on the valuation date.

      o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the EQ Trust Board using its best judgment.

If the EQ Trust determines that a material change in the value of a foreign security has occurred after the close of trading in the foreign market(s) in which an EQ Portfolio invests but before the close of regular trading on the NYSE, the EQ Trust may use fair value methods to reflect those changes. In addition, the EQ Trust may use fair value methods to value securities in other situations, for example, when a particular foreign market is closed but the EQ Trust is open. This policy is intended to assure that an EQ Portfolio's net asset value fairly reflects securities' values as of the time of pricing.

When the EQ Trust writes a call option, an amount equal to the premium received by the EQ Trust is included in the EQ Trust's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the EQ Trust enters into a closing purchase or sale transaction, the EQ Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the EQ Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-Advisers may, from time to time, under the general supervision of the EQ Trust Board or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the EQ Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-Advisers will continuously monitor the performance of these services.

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

TAXATION

Each EQ Portfolio is treated for federal income tax purposes as a separate entity. The EQ Trust intends that each EQ Portfolio will elect to be and will qualify each year to be treated as a regulated investment company under Subchapter M of the Code. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To qualify for treatment as a regulated investment company, an EQ Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other dispositions of stock or securities.

If an EQ Portfolio failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the EQ Portfolio would fail to satisfy the diversification requirements described below, with the result that the Contracts supported by that account would no longer be eligible for tax deferral. In addition, the EQ Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

As a regulated investment company, each EQ Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are timely distributed to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

An EQ Portfolio investing in foreign securities or currencies may be subject to foreign taxes that could reduce the investment performance of such EQ Portfolio.

Because the EQ Trust is used to fund Contracts, each EQ Portfolio must meet the diversification requirements imposed by Subchapter L of the Code or these Contracts will fail to qualify as life insurance policies or annuity contracts. In general, for an EQ Portfolio to meet the investment diversification requirements of Subchapter L, Treasury regulations require that no more than 55% of the total value of the assets of the EQ Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Compliance with the regulations is tested on the last day of each calendar year quarter. There is a 30-day period after the end of each quarter in which to cure any non-compliance.

Each EQ Portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, an EQ Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the EQ Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If an EQ Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the EQ Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the distribution requirement under Subchapter M ("Distribution Requirement") and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the EQ Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each EQ Portfolio may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over an EQ Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, an EQ Portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the EQ Portfolio for prior taxable years under the election. An EQ Portfolio's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses an EQ Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts an EQ Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the income requirement under Subchapter M.

An EQ Portfolio may invest in certain futures and listed nonequity options (such as those on a stock index) -- and certain foreign currency options and forward contracts with respect to which it makes a particular election -- that will be "Section 1256 contracts." Any Section 1256 contracts an EQ Portfolio holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that an EQ Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain an EQ Portfolio recognizes, without in either case increasing the cash available to the EQ Portfolio. An EQ Portfolio may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the EQ Portfolio in accordance with the regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time an EQ Portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the EQ Portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of an EQ Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, an EQ Portfolio would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her EQ Portfolio shares.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by an EQ Portfolio may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of an EQ Portfolio's gains and losses with respect to positions of the straddle by requiring, among other things, that
(1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the EQ Portfolio's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the EQ

Portfolios, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by an EQ Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When an EQ Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by an EQ Portfolio is exercised, the EQ Portfolio will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

If an EQ Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the position, the EQ Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by an EQ Portfolio or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to an EQ Portfolio's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the EQ Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the EQ Portfolio's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

An EQ Portfolio that acquires zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-indexed securities ("TIIS"), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the EQ Portfolio receives no corresponding payment on them during the year. Similarly, an EQ Portfolio that invests in payment-in-kind ("PIK") securities must include in its gross income securities it receives as "interest" on those securities. Each EQ Portfolio has elected similar treatment with respect to securities purchased at a discount from their face value
("market discount"). Because an EQ Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the EQ Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. The EQ Portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

CODE OF ETHICS

The EQ Trust, the Manager and the Distributors each have adopted a code of ethics pursuant to rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by an EQ Portfolio but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Sub-Adviser also has adopted a code of ethics under rule 17j-1. The EQ Trust Board reviews the administration of the codes of ethics at least annually and receives certification from each Sub-Adviser regarding compliance with the codes of ethics annually.

OTHER INFORMATION

DELAWARE STATUTORY TRUST. The EQ Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of an EQ Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the EQ Trust or an EQ Portfolio. However, the EQ Trust instrument of the EQ Trust disclaims shareholder liability for acts or obligations of the EQ Trust or its series (the EQ Portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the Trustees or by any officers or officer by or on behalf of the EQ Trust, a series, the Trustees or any of them in connection with the EQ Trust. The EQ Trust instrument provides for indemnification from an EQ Portfolio's property for all losses and expenses of any EQ Portfolio shareholder held personally liable for the obligations of the EQ Portfolio. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which an EQ Portfolio itself would be unable to meet its obligations, a possibility that Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of an EQ Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the EQ Portfolio. The Trustees intend to conduct the operations of the EQ Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the EQ Portfolios.

CLASSES OF SHARES. Each portfolio consists of Class IA shares and Class IB shares. A share of each class of a portfolio represents an identical interest in that portfolio's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the EQ Portfolios will affect the performance of those classes. Each share of a portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that portfolio. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class IA and Class IB shares will differ.

VOTING RIGHTS. Shareholders of each EQ Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the EQ Portfolios as a group may elect all of the Trustees of the EQ Trust. The shares of each series of the EQ Trust will be voted separately, except when an aggregate vote of all the series of the EQ Trust is required by law.

SHAREHOLDER MEETINGS. The EQ Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the EQ Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the EQ Trust.

CLASS-SPECIFIC EXPENSES. Each portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

OTHER SERVICES

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP ("PWC"), 1177 Avenue of the Americas, New York, New York 10036, serves as the EQ Trust's independent accountants. PWC is responsible for auditing the annual financial statements of the EQ Trust.

CUSTODIAN

JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the EQ Trust's portfolio securities and other assets. Under the terms of the custody agreement between the EQ Trust and JPMorgan Chase Bank,

JPMorgan Chase Bank maintains cash, securities and other assets of the EQ Portfolios. JPMorgan Chase Bank is also required, upon the order of the EQ Trust, to deliver securities held by JPMorgan Chase Bank, and to make payments for securities purchased by the EQ Trust. JPMorgan Chase Bank has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

TRANSFER AGENT

Equitable serves as the transfer agent and dividend disbursing agent for the EQ Trust. Equitable receives no compensation for providing such services for the EQ Trust.

COUNSEL

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, DC 20036-1221, serves as counsel to the EQ Trust.

Sullivan & Worcester, LLP, 1666 K Street, N.W., Suite 700, Washington, DC 20006, serves as counsel to the Independent Trustees of the EQ Trust.

FINANCIAL STATEMENTS

Financial statements for the EQ Portfolios described in this SAI are not provided because the EQ Portfolios had not commenced operations prior to the date of this SAI.


                                                             APPENDIX A

                                                          EQ ADVISORS TRUST
                                                    INVESTMENT STRATEGIES SUMMARY
----------------------------------------------------------------------------------------------------------------------
                                     EQ/MONY      EQ/MONY        EQ/MONY        EQ/MONY       EQ/MONY       EQ/MONY
                        EQ/MONY      EQUITY        EQUITY      GOVERNMENT    INTERMEDIATE    LONG TERM       MONEY
INVESTMENTS           DIVERSIFIED    GROWTH        INCOME      SECURITIES      TERM BOND        BOND        MARKET
----------------------------------------------------------------------------------------------------------------------

ASSET-BACKED               Y            N            N              Y              Y             Y             Y
SECURITIES
----------------------------------------------------------------------------------------------------------------------
BONDS                      Y            N            N              Y              Y             Y             Y
----------------------------------------------------------------------------------------------------------------------
BORROWINGS                 Y            Y            Y              Y              Y             Y             Y
(EMERGENCIES,
REDEMPTIONS)
----------------------------------------------------------------------------------------------------------------------
BORROWINGS                 N            N            N              N              N             N             N
(LEVERAGING
PURPOSES)
----------------------------------------------------------------------------------------------------------------------
CONVERTIBLE                Y            Y            Y              N              N             N             N
SECURITIES
----------------------------------------------------------------------------------------------------------------------
CREDIT & LIQUIDITY         N            N            N              N              N             N             N
ENHANCEMENTS
----------------------------------------------------------------------------------------------------------------------
FLOATERS AND               N            N            N              N              N             N             N
INVERSE FLOATERS
----------------------------------------------------------------------------------------------------------------------
BRADY BONDS                Y            N            N              Y              Y             Y             Y
----------------------------------------------------------------------------------------------------------------------
DEPOSITARY RECEIPTS        Y            Y            Y              N              N             N             N
----------------------------------------------------------------------------------------------------------------------
DOLLAR ROLLS               Y            N            N              Y              Y             Y             N
----------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES          Y            Y            Y              N              N             N             N
----------------------------------------------------------------------------------------------------------------------
EURODOLLAR & YANKEE        N            N            N              N              N             N             Y
OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
EVENT-LINKED BONDS         Y            N            N              Y              Y             Y             Y
----------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY           Y            Y            Y              N              N             N             N
SPOT TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY           Y            Y            Y              N              N             N             N
FORWARD TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY           Y            Y            Y              N              N             N             N
FUTURES TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------
OPTIONS (EXCHANGE          N            N            N              N              N             N             N
TRADED)
----------------------------------------------------------------------------------------------------------------------
FOREIGN OPTIONS            N            N            N              N              N             N             N
(OTC)
----------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY           N            N            N              N              N             N             N
(WRITTEN AND CALL
OPTIONS)
----------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES         Y            Y            Y              N              N             N             Y
----------------------------------------------------------------------------------------------------------------------
   EMERGING MARKETS        N            N            N              N              N             N             N
   SECURITIES
----------------------------------------------------------------------------------------------------------------------
FORWARD                    N            N            N              N              N             N             N
COMMITMENTS,
WHEN-ISSUED AND
DELAYED DELIVERY
SECURITIES
----------------------------------------------------------------------------------------------------------------------

                                                                 A-1

----------------------------------------------------------------------------------------------------------------------
INVESTMENTS             EQ/MONY      EQ/MONY      EQ/MONY        EQ/MONY        EQ/MONY       EQ/MONY       EQ/MONY
                                     EQUITY        EQUITY      GOVERNMENT    INTERMEDIATE    LONG TERM       MONEY
                      DIVERSIFIED    GROWTH        INCOME      SECURITIES      TERM BOND        BOND        MARKET
----------------------------------------------------------------------------------------------------------------------
HYBRID INSTRUMENTS         N            N            N              N              N             N             N
----------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES        Y            Y            Y              N              N             N             N
----------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY         Y            Y            Y              N              N             N             N
SECURITIES
----------------------------------------------------------------------------------------------------------------------
   EXCHANGE-TRADED         Y            Y            Y              Y              Y             Y             N
   FUNDS (ETFS)
----------------------------------------------------------------------------------------------------------------------
   PASSIVE FOREIGN         Y            Y            Y              Y              Y             Y             N
   INVESTMENT
   COMPANIES (PFICS)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE           Y            Y            Y              Y              Y             Y             N
FIXED INCOME
----------------------------------------------------------------------------------------------------------------------
NON-INVESTMENT             Y            N            N              Y              Y             Y             Y
GRADE FIXED INCOME
----------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS        Y            N            N              Y              Y             Y             N
AND ASSIGNMENTS
----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OR         N            N            N              N              N             N             N
MORTGAGE-RELATED
SECURITIES
----------------------------------------------------------------------------------------------------------------------
DIRECT MORTGAGES           N            N            N              Y              Y             Y             Y
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES       N            N            N              N              N             N             N
----------------------------------------------------------------------------------------------------------------------
SECURITY FUTURES           Y            Y            Y              N              N             N             N
TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------
SECURITY OPTIONS           Y            Y            Y              Y              Y             Y             Y
TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------
PAYMENT-IN-KIND            Y            Y            Y              Y              Y             Y             Y
BONDS
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS           Y            Y            Y              Y              Y             Y             Y
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE                Y            Y            Y              N              N             N             N
INVESTMENT TRUSTS
----------------------------------------------------------------------------------------------------------------------
REPURCHASE                 Y            Y            Y              Y              Y             Y             Y
AGREEMENTS
----------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE         Y            Y            Y              Y              Y             Y             Y
AGREEMENTS
----------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING         Y            Y            Y              N              N             N             N
----------------------------------------------------------------------------------------------------------------------
SHORT SALES                Y            Y            Y              Y              Y             Y             Y
AGAINST-THE-BOX
----------------------------------------------------------------------------------------------------------------------
SMALL COMPANY              Y            Y            Y              Y              Y             Y             Y
SECURITIES
----------------------------------------------------------------------------------------------------------------------
STRUCTURED NOTES           N            N            N              N              N             N             N
----------------------------------------------------------------------------------------------------------------------
SWAP TRANSACTIONS          N            N            N              N              N             N             Y
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT            Y            Y            Y              Y              Y             Y             N
SECURITIES
----------------------------------------------------------------------------------------------------------------------
WARRANTS                   N            N            N              Y              Y             Y             Y
----------------------------------------------------------------------------------------------------------------------
ZERO COUPON BONDS          N            N            N              N              N             N             N
----------------------------------------------------------------------------------------------------------------------

                                   APPENDIX B

                      RATINGS OF CORPORATE DEBT SECURITIES

MOODY'S INVESTORS SERVICE, INC.  (1)

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

Baa Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this case.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca    Bonds  rated Ca  represent  obligations  which are  speculative  in a high
      degree.   Such   issues  are  often  in  default  or  have  other   marked
      short-comings.

(1) Moody's applies numerical modifiers, 1, 2 and 3 in generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (2)

AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

BB, Bonds rated BB, B, CCC, and CC are regarded, on balance, as B, predominately speculative with respect to the issuer's capacity to pay
CCC interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of CC speculation and CC the highest speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective CC characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

(2) Plus (+) or Minus (-): The ratings from AA to BB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   APPENDIX C

                      PROXY VOTING POLICIES AND PROCEDURES

                              BOSTON ADVISORS, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION

      Under the investment management contracts between Boston Advisors, Inc. ("BAI") and most of our clients, the client retains exclusive voting authority over the securities in the client's portfolio and we do not have any role in proxy voting. BAI assumes responsibility for voting proxies when requested by a client, with respect to clients subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and under the Advest Managed Account Consulting Program.

II.   STATEMENTS OF POLICIES AND PROCEDURES

A. POLICY STATEMENT. The Investment Advisers Act of 1940, as amended (the "Advisers Act"), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

      While retaining final authority to determine how each proxy is voted, BAI has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the "Guidelines") of Institutional Shareholder Services, Inc. ("ISS"). ISS will track each proxy that BAI is authorized to vote on behalf of our clients and will make a recommendation to management of BAI as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BAI, ISS will vote on such matters on our behalf in accordance with its recommendations. BAI will monitor the recommendations from ISS and may override specific recommendations or may modify the Guidelines in the future.

      We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client's account. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.

B. CONFLICTS OF INTEREST. We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a "potential conflict"). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall promptly report the matter to Mr. Michael J. Vogelzang, our Proxy Voting Committee.

      Proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest, unless the Proxy Committee has actual knowledge that a routine proposal should be treated as material. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless the Proxy Committee determines that neither BAI nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

      If Proxy Committee determines that BAI has a material conflict of interest then we shall vote the proxy according to the recommendation of ISS or, if applicable, the client's proxy voting policies. The Proxy Committee also reserves the right to vote a proxy using the following methods:

      o     We may obtain instructions from the client on how to vote the proxy.
      o If we are able to disclose the conflict to the client, we may do so and obtain the client's consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

      We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.    LIMITATIONS ON OUR RESPONSIBILITIES

      1. LIMITED VALUE. We may abstain from voting a client proxy if we conclude that the effect on client's economic interests or the value of the portfolio holding is indeterminable or insignificant.

      2. UNJUSTIFIABLE COSTS. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

      3.    SPECIAL CLIENT CONSIDERATIONS.

            a.    Mutual  Funds.  We vote  proxies  of our mutual  fund  clients subject to the funds' applicable investment restrictions.
            b.    ERISA  Accounts.  With  respect  our  ERISA  clients,  we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

      4. CLIENT DIRECTION. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client's economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client's proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client's interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D. DISCLOSURE. A client for which we are responsible for voting proxies may obtain information from us regarding how we voted the client's proxies. Clients should contact their account manager to make such a request.

E. REVIEW AND CHANGES. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F. DELEGATION. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

G. MAINTENANCE OF RECORDS. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

III.  PROXY ISSUES

Annex A sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner.

Version:

                          MONY CAPITAL MANAGEMENT, INC.
                       PROXY VOTING POLICIES & PROCEDURES
                             FOR AFFILIATED CLIENTS

Under the investment management contracts between MONY Capital Management, Inc. ("MCM") and most of our affiliated clients ("Clients"), MCM is customarily authorized to manage and handle only fixed income or debt securities which are typically non-voting securities. Accordingly, we do not have any role in proxy voting on behalf of our Clients in most instances. However, in limited instances, MCM undertakes responsibility for voting proxies when expressly authorized, delegated or requested by a Client. To cover such instances in accordance with the Investment Advisers Act of 1940 ("Advisers Act") and related SEC rules and regulations, we have adopted written policies and procedures reasonably designed to ensure that we vote Client securities in the best interest of Clients as set forth below.

I.    HOW MCM VOTES PROXIES
      ---------------------

Our proxy voting policy is based on our belief that voting rights generally have economic value and must be treated accordingly. We generally vote proxies with a view to enhance the value of the shares of securities held in a Client's account, and thus, the financial interest of our Clients is the primary consideration in determining how proxies should be voted. In the case where our view of a company's management is favorable and we view maintaining current management as supportive of shareholder value, we will generally support current management initiatives, proposals and recommendations. However, where our view is that changes to the management structure would probably avoid impairment of shareholder value, we may not support current management initiatives, proposals and recommendations. In the case of social and political responsibility issues that we believe do not primarily involve financial considerations, we may abstain from voting on such proposals where we conclude it is not practicable to represent the views of our Clients in a fair and impartial manner.

II.   CONFLICT RESOLUTION
      -------------------

From time to time, proxy-voting proposals may raise conflicts between the interests of our Clients and the interests of MCM and its employees. For example, we may have a conflict when a company that is soliciting a proxy is a Client of MCM, or when MCM personnel have a business or personal relationship with participants in proxy contests, corporate directors or director candidates. Our Chief Regulatory & Compliance Officer is responsible for (i) seeking to identify proxy voting proposals that present a conflict of interest and (ii) deciding whether such conflict of interest is material. As necessary in making such determination of materiality, our Chief Regulatory & Compliance Officer may consult with our chief legal counsel.

If it is determined that MCM has a material conflict of interest, then MCM shall vote the proxy using one of the following methods:

      o We will follow the recommendation of a retained outside, independent proxy voting service.
      o If we are able to disclose the conflict to the Client, we may do so and obtain the Client's consent as to how we will vote on the proxy proposal (or otherwise obtain specific instructions from the Client on how the proxy should be voted).

III.  WHEN MONY CAPITAL MANAGEMENT MAY NOT VOTE PROXIES
      -------------------------------------------------

We generally do not vote proxies that we are otherwise authorized to vote when the cost of voting on a particular proxy proposal could exceed the expected benefit to a Client, and thus it would not be prudent to vote the proxy. Additionally, voting proxies for shares of foreign stocks may involve significantly greater effort and corresponding costs, such as translation of proxy materials.

IV.   PROXY SERVICE RELATIONSHIP
      --------------------------

We may utilize an independent proxy voting and research firm to assist us in determining how we should vote proxies and in actually voting proxies.

V.    HOW TO OBTAIN MORE INFORMATION

This document setting forth our proxy voting policies and procedures has been delivered pursuant to the Advisers Act. Clients may also obtain information from us about how we voted proxies for securities in a Client's portfolio upon request. If there are any questions or requests for additional information, please contact Sidney Wigfall (Chief Regulatory & Compliance Officer) at 917-206-3254.